UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2018

Date of reporting period: January 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2018 ANNUAL REPORT

January 31, 2018

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

SGA GLOBAL GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in lower volatility securities may produce more modest gains than other stock funds as a trade-off for the potentially lower downside risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SGA GLOBAL GROWTH FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed- income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions- based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Equity and Emerging Markets Overview

January 31, 2018 (Unaudited)

Global equity markets produced very strong returns for the 12-month period ended January 31, 2018, evidenced by the 27.5% return of the MSCI All Country World Index. Market conditions characterized by low volatility, central-bank accommodation, low inflation and strong corporate results provided a healthy backdrop for equity markets.

Domestic small-cap stocks, represented by the Russell 2000 Index, returned 17.2%. Small caps underperformed large-cap stocks, represented by the S&P 500 Index, which returned 26.4%. Remarkably, the S&P 500 Index only had one instance during the period where it was down more than 0.5% on consecutive trading days. From a sector perspective within the S&P 500 Index, all sectors produced positive returns for the year. The top performers were Information Technology up 43.1% and Financials up 29.8%. On the other hand, lagging sectors included Telecommunications Services up 1.8%, Energy up 6.6% and Real Estate up 8.8%. From a style standpoint, investors favored growth stocks, which easily outperformed value as demonstrated by the Russell 3000 Growth Index return of 34.1% compared to the Russell 3000 Value Index return of 16.7%.

International, developed markets provided strong returns over the period as the MSCI EAFE Index was up 27.6%. In Europe, the high returns were broad-based – represented by the MSCI Italy Index up 47.2%, the MSCI France Index up 37.0%, the MSCI Germany Index up 31.2% and the MSCI United Kingdom Index up 24.4% – as investors bid up shares in an improving European economy. In Japan, the MSCI Japan Index returned an impressive 25.0% as Prime Minister Shinzo Abe’s market-friendly reform efforts continued to take hold.

In the developing world, emerging markets (“EMs”) had an extraordinary year as rising commodity prices and positive investor sentiment lifted stocks. The MSCI Emerging Markets Index returned 41.0%. China, the largest country classified as an EM, led the way during the period with the MSCI China Index up an astonishing 62.3%. Other notable EM markets included the MSCI Poland Index up 52.4%, the MSCI India Index up 37.6% and the MSCI Brazil Index up 31.0%. The MSCI Mexico Index was up 22.4%, weak relative to other EMs, as investors worried about the outcome of ongoing NAFTA negotiations and a presidential election in the summer of 2018.

2

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2018 (Unaudited)

The Investor Class of the American Beacon Acadian Emerging Markets Managed Volatility Fund (the “Fund”) returned 29.78% for the twelve months ended January 31, 2018. The Fund underperformed the MSCI Emerging Markets Index (the “Index”) return of 41.01% for the period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/27/2013 Through 1/31/2018

Total Returns for the Period ended January 31, 2018
	Ticker	1 Year	3 Years	Since Inception 9/27/2013	Value of $10,000 9/27/2013- 1/31/2018
Institutional Class (1,3)	ACDIX	30.24%	6.45%	5.28%	$12,505
Y Class (1,3)	ACDYX	30.12%	6.36%	5.17%	$12,450
Investor Class (1,3)	ACDPX	29.78%	6.06%	4.89%	$12,306
A without Sales Charge (1,3)	ACDAX	29.83%	6.03%	4.85%	$12,286
A with Sales Charge (1,3)	ACDAX	22.37%	3.96%	3.43%	$11,579
C without Sales Charge (1,3)	ACDCX	28.71%	5.24%	4.04%	$11,878
C with Sales Charge (1,3)	ACDCX	27.71%	5.24%	4.04%	$11,878

MSCI Emerging Markets Index (2)		41.01%	11.83%	7.76%	$13,841

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index.

3

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2018 (Unaudited)

3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.48%, 1.56%, 1.78%, 1.91% and 2.68%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the one-year period due to stock selection and country allocation.

Stock selections in Hong Kong and China detracted from relative performance during the period. This was partially offset by strong selections in Egypt and Malaysia. The primary detractors in Hong Kong (which was up 73.77%) included NVC Lighting Holdings Ltd. down 19.34%, Citic Ltd. up 9.83%, and Qinqin Foodstuffs Group down 18.37%. In China, another strong returning market for the year, up 55.30%, portfolio holdings in China Telecom Corp., Ltd. up 7.54%, PetroChina Co., Ltd. up 2.33%, and Bank of Communications Co. up 22.67% hurt relative performance. In Egypt, a position in Eastern Tobacco up 163.70% contributed positively to performance. In Malaysia, a position in Nestle (Malaysia) Bhd. up 74.76% added value to relative performance.

Relative contribution from country allocation was negative for the twelve month period. Underweighting Hong Kong up 73.77%, and overweighting Egypt up 7.58% were the largest detractors. On the other hand, underweighting Mexico up 22.44% contributed positively to relative performance during the period.

The Fund’s basic philosophy remains focused on investing in a well-diversified portfolio of low volatility stocks that aims to maximize risk-adjusted returns.

Top Ten Holdings (% Net Assets)
Public Bank Bhd		1.5
Industrial & Commercial Bank of China Ltd., Class H		1.5
CEZ A/S		1.5
Tata Consultancy Services Ltd.		1.5
China Construction Bank Corp., Class H		1.5
Tencent Holdings Ltd.		1.5
Bank of China Ltd., Class H		1.5
Agricultural Bank of China Ltd., Class H		1.5
Hindustan Unilever Ltd.		1.4
Manila Electric Co.		1.4

Total Fund Holdings	211

Sector Allocation (% Equities)
Financials		21.7
Consumer Staples		18.3
Telecommunication Services		13.8
Information Technology		12.8
Utilities		8.4
Consumer Discretionary		6.5
Industrials		6.2
Energy		5.0
Health Care		3.9
Materials		3.0
Real Estate		0.4

4

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2018 (Unaudited)

Country Allocation (% Equities)
China	24.1
India	11.7
Republic of Korea	11.0
Taiwan	9.6
Malaysia	5.3
Thailand	4.9
Brazil	4.2
Indonesia	4.1
South Africa	4.0
Philippines	3.3
Chile	3.0
Egypt	2.6
Greece	2.5
Hungary	2.4
Czech Republic	2.3
Hong Kong	1.4
Peru	1.3
Russia	1.1
Mexico	0.9
Poland	0.3

5

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2018 (Unaudited)

The Investor Class of the American Beacon SGA Global Growth Fund (the “Fund”) returned 37.16% for the twelve months ended January 31, 2018. The Fund outperformed the MSCI All Country World Index (the “Index”) return of 27.48% for the period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2010 through 1/31/2018

Total Returns for the Period ended January 31, 2018
	Ticker	1 Year	3 Years	5 Years	Since Inception (12/31/2010)	Value of $10,000 12/31/2010- 1/31/2018
Institutional Class (1,7)	SGAGX	37.64%	17.71%	12.89%	12.75%	$23,406
Y Class (1,2,7)	SGAYX	37.52%	17.59%	12.78%	12.68%	$23,298
Investor Class (1,3,7)	SGAPX	37.16%	17.26%	12.51%	12.49%	$23,019
A without Sales Charge (1,4,7)	SGAAX	37.05%	17.23%	12.48%	12.47%	$22,986
A with Sales Charge (1,4,7)	SGAAX	29.16%	14.95%	11.15%	11.53%	$21,665
C without Sales Charge (1,5,7)	SGACX	36.04%	16.37%	11.75%	11.95%	$22,254
C with Sales Charge (1,5,7)	SGACX	35.04%	16.37%	11.75%	11.95%	$22,254

MSCI All Country World Index (6)		27.48%	11.90%	11.02%	9.46%	$18,983
MSCI All Country World Growth Index (6)		33.27%	13.42%	12.65%	10.56%	$20,376

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

6

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2018 (Unaudited)

2.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/10.

3.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/10.

4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. The maximum sales charge for A Class is 5.75%.

5.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The MSCI All Country World Index (“ACWI”) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Growth Index is designed to measure equity market performance of companies with higher growth values in developed and emerging markets. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 2.04%, 1.89%, 2.06%, 2.34% and 3.09%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a Fund perspective, stock selection and country allocation both added to performance relative to the Index over the one-year period.

Stock selections in the United States were the top contributor to the Fund’s relative performance during the period, including Mercadolibre Inc. (listed on NASDAQ, but headquartered in Argentina, up 127.3%), Whole Foods Market Inc. up 40.6% and Red Hat Inc. up 73.1%. Also adding to relative performance were stock selections in Hong Kong, led by Tencent Holdings Ltd. up 129.4% and AIA Group Ltd. up 40.6%. Stock selections in the Netherlands, including Core Laboratories N.V. which was flat for the year detracted from Fund performance.

From a country allocation perspective, overweighting Hong Kong up 54.6% and South Africa up 42.7% aided relative performance, overcoming value lost through null weighting Italy up 41.9%.

The Fund’s basic philosophy remains focused on investing in low-risk companies that offer predictable earnings and cash flow growth over the long term.

Top Ten Holdings (% Net Assets)
AIA Group Ltd.		3.9
SAP SE, Sponsored ADR		3.9
Visa, Inc., Class A		3.9
Novo Nordisk A/S, Class B		3.3
Equinix, Inc., REIT		3.0
Amazon.com, Inc.		3.0
Tencent Holdings Ltd.		3.0
NIKE, Inc., Class B		2.9
salesforce.com, Inc.		2.9
FleetCor Technologies, Inc.		2.9

Total Fund Holdings	35

7

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2018 (Unaudited)

Sector Allocation (% Equities)
Information Technology	33.8
Consumer Discretionary	24.2
Consumer Staples	13.1
Financials	8.9
Health Care	6.6
Industrials	5.2
Energy	5.0
Real Estate	3.2

Country Allocation (% Equities)
United States	55.4
China	7.8
India	5.6
South Africa	5.1
Hong Kong	4.2
Germany	4.1
Denmark	3.5
France	3.1
Japan	3.0
Republic of Korea	2.1
Australia	2.1
Argentina	2.1
Mexico	1.9

8

American Beacon FundsSM

Expense Examples

January 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2017 through January 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

January 31, 2018 (Unaudited)

Acadian Emerging Markets Managed Volatility Fund
	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Expenses Paid During Period 8/1/2017-1/31/2018*
Institutional Class
Actual	$1,000.00	$1,153.50	$7.27
Hypothetical**	$1,000.00	$1,018.50	$6.82
Y Class
Actual	$1,000.00	$1,152.10	$7.87
Hypothetical**	$1,000.00	$1,017.90	$7.38
Investor Class
Actual	$1,000.00	$1,150.80	$9.38
Hypothetical**	$1,000.00	$1,016.50	$8.79
A Class
Actual	$1,000.00	$1,151.50	$9.49
Hypothetical**	$1,000.00	$1,016.40	$8.89
C Class
Actual	$1,000.00	$1,145.80	$13.52
Hypothetical**	$1,000.00	$1,012.60	$12.68

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.34%, 1.45%, 1.73%, 1.75%, and 2.50% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

SGA Global Growth Fund
	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Expenses Paid During Period 8/1/2017-1/31/2018*
Institutional Class
Actual	$1,000.00	$1,162.50	$5.34
Hypothetical**	$1,000.00	$1,020.30	$4.99
Y Class
Actual	$1,000.00	$1,161.50	$5.88
Hypothetical**	$1,000.00	$1,019.80	$5.50
Investor Class
Actual	$1,000.00	$1,160.50	$7.41
Hypothetical**	$1,000.00	$1,018.30	$6.92
A Class
Actual	$1,000.00	$1,160.10	$7.51
Hypothetical**	$1,000.00	$1,018.20	$7.02
C Class
Actual	$1,000.00	$1,155.60	$11.57
Hypothetical**	$1,000.00	$1,014.50	$10.82

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38%, and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund (two of the series constituting American Beacon Funds, referred to hereafter as the “Funds”) as of January 31, 2018, the related statements of operations for the year ended January 31, 2018, the statements of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2018 and each of the financial highlights for each of the two years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

The financial statements of each of the Funds as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, MA

March 27, 2018

We have served as the auditor of one or more American Beacon investment companies since 2016.

11

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

Brazil - 4.09%
Common Stocks - 3.50%
Ambev S.A.	33,800	$232,866
Construtora Tenda S.A.A	4,900	34,374
CPFL Energia S.A.	20,300	136,671
Engie Brasil Energia S.A.	1,600	18,049
Fleury S.A.	3,700	34,840
Grendene S.A.	9,400	86,299
Hypermarcas S.A.	46,800	533,808
IRB Brasil Resseguros S/A	19,700	232,183
SLC Agricola S.A.	1,700	16,749

Total Common Stocks		1,325,839

Preferred Stocks - 0.59%

Centrais Eletricas Santa CatarinaA B	900	7,627
Telefonica Brasil S.A.B	12,800	216,347

Total Preferred Stocks		223,974

Total Brazil (Cost $1,234,851)		1,549,813

Chile - 2.85%
Common Stocks - 2.85%
AntarChile S.A.	2,356	46,160
Banco de Chile	4,633	792
Blumar S.A.	29,423	8,497
Cia Cervecerias Unidas S.A., Sponsored ADR	5,217	153,223
Embotelladora Andina S.A., Class B, ADR	4,740	137,697
Enel Chile S.A., ADR	9,077	57,185
Enel Chile S.A.	2,043,335	257,607
Inversiones Aguas Metropolitanas S.A.	6,607	13,042
Sigdo Koppers S.A.	24,802	52,375
SMU S.A.A	281,595	92,018
Sociedad Punta del Cobre S.A., Class A	1,894	12,890
Vina Concha y Toro S.A.	111,423	247,677

Total Common Stocks		1,079,163

Total Chile (Cost $802,458)		1,079,163

China - 23.39%
Common Stocks - 23.39%
Agricultural Bank of China Ltd., Class H	900,000	552,242
Bank of China Ltd., Class H	919,000	553,328
Bank of Communications Co., Ltd., Class H	613,000	531,296
Beijing Jingkelong Co., Ltd., Class H	69,000	18,523
Changshouhua Food Co., Ltd.	19,000	9,424
China Construction Bank Corp., Class H	487,000	561,541
China Merchants Bank Co., Ltd., Class H	78,000	382,390
China Mobile Ltd.	42,500	448,761
China Petroleum & Chemical Corp., Class H	482,000	416,524
China Shenhua Energy Co., Ltd., Class H	97,000	301,937
China Shineway Pharmaceutical Group Ltd.	73,000	89,959
China Telecom Corp. Ltd., Class H	970,000	479,876
China Unicom Hong Kong Ltd.A	156,000	233,721
CITIC Ltd.	330,000	520,565
CNOOC Ltd.	235,000	365,899
COSCO SHIPPING International Hong Kong Co., Ltd.	64,000	26,835
Dongyue Group Ltd.	220,000	192,927

See accompanying notes

12

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

China - 23.39% (continued)
Common Stocks - 23.39% (continued)
Fuguiniao Co., Ltd., Class HA C	28,000	$358
Hengan International Group Co., Ltd.	20,500	196,545
Huishang Bank Corp. Ltd., Class H	361,000	199,359
Industrial & Commercial Bank of China Ltd., Class H	601,000	568,528
Jiangsu Expressway Co., Ltd., Class H	134,000	206,585
Lanzhou Zhuangyuan Pasture Co., Ltd., Class H	10,000	11,748
NVC Lighting Holding Ltd.	1,961,000	188,012
PetroChina Co., Ltd., Class H	650,000	515,171
Ping An Insurance Group Co. of China Ltd., Class H	41,500	491,518
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	29,200	76,521
Tencent Holdings Ltd.	9,400	557,080
Tsingtao Brewery Co., Ltd., Class H	16,000	89,177
Yuexiu Transport Infrastructure Ltd.	104,000	76,445

Total Common Stocks		8,862,795

Total China (Cost $6,742,128)		8,862,795

Czech Republic - 2.25%
Common Stocks - 2.25%
CEZ A/S	22,189	568,415
Komercni banka A/S	3,272	150,279
Philip Morris CR A/S	163	135,316

Total Common Stocks		854,010

Total Czech Republic (Cost $591,138)		854,010

Egypt - 2.52%
Common Stocks - 2.52%
Commercial International Bank Egypt SAE	56,599	250,048
Credit Agricole Egypt SAE	8,236	20,753
Eastern Tobacco	14,398	379,109
ElSewedy Electric Co.	3,695	32,431
Faisal Islamic Bank of Egypt	40,070	38,119
Global Telecom Holding SAEA	19,187	7,410
MM Group for Industry & International Trade SAEA	57	52
Telecom Egypt Co.	303,809	228,803

Total Common Stocks		956,725

Total Egypt (Cost $677,384)		956,725

Greece - 2.43%
Common Stocks - 2.43%
Aegean Airlines S.A.	14,980	170,548
Hellenic Telecommunications Organization S.A.	32,907	516,824
Holding Co. ADMIE IPTO S.A.A	36,607	95,671
Sarantis S.A.	6,826	127,546
Thessaloniki Water Supply & Sewage Co. S.A.	1,610	10,154

Total Common Stocks		920,743

Total Greece (Cost $626,993)		920,743

Hong Kong - 1.36%
Common Stocks - 1.36%
Goldlion Holdings Ltd.	46,000	18,229
Hopewell Highway Infrastructure Ltd.	493,500	302,813
Organic Tea Cosmetics Holdings Co., Ltd.	29,118	91,075
Road King Infrastructure Ltd.	50,000	102,906

Total Common Stocks		515,023

Total Hong Kong (Cost $397,005)		515,023

See accompanying notes

13

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

Hungary - 2.29%
Common Stocks - 2.29%
Magyar Telekom Telecommunications PLC	276,642	$516,780
MOL Hungarian Oil & Gas PLC	2,320	28,342
Richter Gedeon Nyrt	12,160	312,519
Zwack Unicum Rt	124	8,779

Total Common Stocks		866,420

Total Hungary (Cost $653,599)		866,420

India - 11.35%
Common Stocks - 11.35%
Gillette India Ltd.	1,887	194,356
GlaxoSmithKline Consumer Healthcare Ltd.	1,538	162,012
Hawkins Cookers Ltd.	381	18,623
HCL Technologies Ltd.	25,858	400,064
Hinduja Global Solutions Ltd.	4,072	59,121
Hindustan Unilever Ltd.	25,395	545,122
Infosys Ltd.	9,703	175,300
Infosys Ltd., Sponsored ADR	13,317	239,839
Maruti Suzuki India Ltd.	900	134,426
Nestle India Ltd.	2,457	288,178
Omaxe Ltd.	6,736	24,210
Oracle Financial Services Software Ltd.	5,183	340,624
Pfizer Ltd.	7,381	269,460
Tata Consultancy Services Ltd.	11,495	562,273
Vakrangee Ltd.	64,441	369,551
Wipro Ltd.	87,362	418,997
Wipro Ltd., ADRD	17,962	98,611

Total Common Stocks		4,300,767

Total India (Cost $3,355,482)		4,300,767

Indonesia - 3.93%
Common Stocks - 3.93%
Bank Central Asia Tbk PT	216,600	367,646
Bank Rakyat Indonesia Persero Tbk PT	48,000	13,265
Gudang Garam Tbk PT	600	3,632
Hanjaya Mandala Sampoerna Tbk PT	349,500	127,912
Indofood CBP Sukses Makmur Tbk PT	224,900	146,563
Indofood Sukses Makmur Tbk PT	577,400	334,231
Multipolar Technology Tbk PT	558,900	26,299
Sampoerna Agro PT	71,400	13,546
Telekomunikasi Indonesia Persero Tbk PT	75,300	22,441
Unilever Indonesia Tbk PT	107,000	434,761

Total Common Stocks		1,490,296

Total Indonesia (Cost $1,366,971)		1,490,296

Malaysia - 5.11%
Common Stocks - 5.11%
Batu Kawan Bhd	2,800	14,224
Fraser & Neave Holdings Bhd	35,800	267,828
Kim Loong Resources Bhd	8,700	9,330
Kuala Lumpur Kepong Bhd	6,300	40,763
Maxis Bhd	3,200	4,992
Nestle Malaysia Bhd	16,900	491,250
Public Bank Bhd	102,600	578,577
Tenaga Nasional Bhd	130,900	529,947

Total Common Stocks		1,936,911

Total Malaysia (Cost $1,477,486)		1,936,911

See accompanying notes

14

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

Mexico - 0.90%
Common Stocks - 0.90%
Industrias Bachoco S.A.B. de C.V., Series B	17,308	$89,127
Megacable Holdings S.A.B. de C.V.E	53,113	243,395
Pena Verde S.A.B	18,193	9,941

Total Common Stocks		342,463

Total Mexico (Cost $278,560)		342,463

Peru - 1.28%
Common Stocks - 1.28%
Alicorp S.A.A.	133,443	463,067
Union de Cervecerias Peruanas Backus y Johnston S.A.A.	3,546	20,398

Total Common Stocks		483,465

Total Peru (Cost $351,043)		483,465

Philippines - 3.24%
Common Stocks - 3.24%
Aboitiz Power Corp.	228,600	182,702
Asia United Bank Corp.	19,880	23,058
Bank of the Philippine Islands	6,810	15,824
Cebu Air, Inc.	48,130	92,976
China Banking Corp.	51,412	36,379
Cosco Capital, Inc.	261,300	36,674
East West Banking Corp.	47,000	26,477
Manila Electric Co.	81,090	535,225
Pepsi-Cola Products Philippines, Inc.	40,900	2,312
Pilipinas Shell Petroleum Corp.	5,480	6,671
RFM Corp.	171,000	16,067
San Miguel Corp.	50,960	143,046
San Miguel Pure Foods Co., Inc.	4,590	55,563
Top Frontier Investment Holdings, Inc.A	1,480	8,107
Union Bank of the Philippines	25,780	45,253

Total Common Stocks		1,226,334

Total Philippines (Cost $1,141,542)		1,226,334

Poland - 0.32%
Common Stocks - 0.32%
Boryszew S.A.A	2,086	6,011
Dom Development S.A.	1,421	35,255
Netia S.A.	10,180	16,098
Neuca S.A.	175	14,098
Stalexport Autostrady S.A.	29,864	39,903
Zespol Elektrocieplowni Wroclawskich Kogeneracja S.A.	433	10,898

Total Common Stocks		122,263

Total Poland (Cost $106,749)		122,263

Republic of Korea - 10.71%
Common Stocks - 10.71%
Aju Capital Co., Ltd.	1,109	7,405
Busan City Gas Co., Ltd.	333	11,694
Daeduck Electronics Co.	1,412	12,747
Daesung Energy Co., Ltd.	8,294	46,602
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	5,019	113,977
Dong-Il Corp.	3,523	176,505
ESTec Corp.	5,543	60,473

See accompanying notes

15

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

Republic of Korea - 10.71% (continued)
Common Stocks - 10.71% (continued)
Green Cross Corp.	278	$61,570
Incheon City Gas Co., Ltd.	1,136	32,234
Industrial Bank of Korea	3,180	49,583
Jinro Distillers Co., Ltd.	1,536	47,611
JLS Co., Ltd.	5,512	39,075
Kia Motors Corp.	10,960	355,634
KT Corp.	16,598	460,861
LF Corp.	13,905	445,986
LG Electronics, Inc.	4,893	469,666
LG Uplus Corp.	19,687	263,636
Namyang Dairy Products Co., Ltd.	191	125,026
Saeron Automotive Corp.	2,901	19,777
Samsung Electronics Co., Ltd.	160	373,835
Samwonsteel Co., Ltd.	2,041	6,154
Samyang Tongsang Co., Ltd.	868	36,131
SAVEZONE I&C Corp.	6,608	30,012
SK Hynix, Inc.	2,342	161,200
SK Telecom Co., Ltd.	1,981	492,537
TS Corp.	1,139	26,399
YESCO Co., Ltd.	3,120	130,603

Total Common Stocks		4,056,933

Total Republic of Korea (Cost $3,189,047)		4,056,933

Russia - 1.05%
Common Stocks - 1.05%
Gazprom Neft PJSC, Sponsored ADR	8,178	202,406
Rostelecom PJSC, Sponsored ADR	28,013	196,651

Total Common Stocks		399,057

Total Russia (Cost $350,829)		399,057

South Africa - 3.89%
Common Stocks - 3.73%
Aspen Pharmacare Holdings Ltd.	1,686	38,527
Bid Corp. Ltd.	9,144	204,705
Clover Industries Ltd.	54,461	68,914
Combined Motor Holdings Ltd.	3,475	7,911
Mondi Ltd.	13,511	360,807
Tongaat Hulett Ltd.	30,497	295,825
Vodacom Group Ltd.	31,503	434,799

Total Common Stocks		1,411,488

Preferred Stocks - 0.16%
Absa Bank Ltd.B	1,084	62,041

Total South Africa (Cost $1,354,697)		1,473,529

Taiwan - 9.32%
Common Stocks - 9.32%
104 Corp.	4,000	24,429
Aurora Corp.	29,000	87,262
Chunghwa Telecom Co., Ltd.	142,000	528,624
Far Eastern International Bank	1,082,204	358,686
First Financial Holding Co., Ltd.	52,000	35,951
Great Taipei Gas Co., Ltd.	46,000	43,087
Greatek Electronics, Inc.	133,000	258,740

See accompanying notes

16

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

Taiwan - 9.32% (continued)
Common Stocks - 9.32% (continued)
Hon Hai Precision Industry Co., Ltd.	111,288	$352,053
Lian HWA Food Corp.	3,080	3,625
Microlife Corp.	9,000	21,739
Shanghai Commercial & Savings Bank Ltd.	436,331	501,521
Sysage Technology Co., Ltd.	19,000	20,405
Taichung Commercial Bank Co., Ltd.	1,192,309	413,179
Taiwan Business Bank	364,759	108,131
Taiwan Cooperative Financial Holding Co., Ltd.	99,842	59,435
Taiwan Secom Co., Ltd.	71,105	219,813
Taiwan Semiconductor Manufacturing Co., Ltd.	10,000	87,492
Taiwan Shin Kong Security Co., Ltd.	157,170	208,963
Ttet Union Corp.	11,000	34,420
Union Bank Of Taiwan	308,000	100,604
United Microelectronics Corp.	49,000	23,957
Ve Wong Corp.	44,000	40,384

Total Common Stocks		3,532,500

Total Taiwan (Cost $2,975,991)		3,532,500

Thailand - 4.73%
Common Stocks - 4.73%
Advanced Information Technology PCL	60,500	60,365
Amata B.Grimm Power Plant Infrasture FundE	76,400	21,710
Bangkok Bank PCL	15,400	101,782
Bangkok Bank PCL, NVDR	21,200	140,115
Bangkok Insurance PCL, NVDR	1,900	23,659
Kang Yong Electric PCL, NVDR	100	1,526
Kang Yong Electric PCL	2,100	32,050
Krung Thai Bank PCL, NVDR	571,200	364,751
MBK PCL, NVDR	41,200	28,151
MK Restaurants Group PCL	54,900	153,376
Ratchaburi Electricity Generating Holding PCL	103,400	180,752
Ratchaburi Electricity Generating Holding PCL, NVDR	103,000	180,053
Siam Cement PCL, NVDR	32,000	502,682
Thai Vegetable Oil PCL, NVDR	1,000	1,085

Total Common Stocks		1,792,057

Total Thailand (Cost $1,478,248)		1,792,057

SHORT-TERM INVESTMENTS - 1.57% (Cost $594,472)
Investment Companies - 1.57%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%F G	594,472	594,472

SECURITIES LENDING COLLATERAL - 0.26% (Cost $98,112)
Investment Companies - 0.26%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%F G	98,112	98,112

TOTAL INVESTMENTS - 98.84% (Cost $29,844,785)		37,453,851
OTHER ASSETS, NET OF LIABILITIES - 1.16%		440,837

TOTAL NET ASSETS - 100.00%		$37,894,688

Percentages are stated as a percent of net assets.

A Non-income producing security.

B A type of Preferred Stock that has no maturity date.

C Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $358 or 0.00% of net assets. Value was determined using significant unobservable inputs.

D All or a portion of this security is on loan at January 31, 2018.

See accompanying notes

17

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2018

E Unit - Usually consists of one common stock and/or rights and warrants.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

ADR - American Depositary Receipt.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

Futures Contracts Open on January 31, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	16	March 2018	$992,854	$1,006,240	$13,386

			$992,854	$1,006,240	$13,386

Index Abbreviations:
MSCI	Morgan Stanley Capital International.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2018, the investments were classified as described below:

Acadian Emerging Markets Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Brazil	$1,325,839	$-	$-	$1,325,839
Chile	1,079,163	-	-	1,079,163
China	8,862,437		358	8,862,795
Czech Republic	854,010	-	-	854,010
Egypt	956,725	-	-	956,725
Greece	920,743	-	-	920,743
Hong Kong	515,023	-	-	515,023
Hungary	866,420	-	-	866,420
India	4,300,767	-	-	4,300,767
Indonesia	1,490,296	-	-	1,490,296
Malaysia	1,936,911	-	-	1,936,911
Mexico	342,463	-	-	342,463
Peru	483,465	-	-	483,465
Philippines	1,226,334	-	-	1,226,334
Poland	122,263	-	-	122,263
Republic of Korea	4,056,933	-	-	4,056,933
Russia	399,057	-	-	399,057
South Africa	1,411,488	-	-	1,411,488
Taiwan	3,532,500	-	-	3,532,500
Thailand	1,263,732	528,325	-	1,792,057
Foreign Preferred Stocks
Brazil	223,974	-	-	223,974
South Africa	62,041	-	-	62,041
Short-Term Investments	594,472	-	-	594,472
Securities Lending Collateral	98,112	-	-	98,112

Total Investments in Securities - Assets	$36,925,168	$528,325	$358	$37,453,851

Financial Derivative Instruments - Assets
Futures Contracts	$13,386	$-	$-	$13,386

Total Financial Derivative Instruments - Assets	$13,386	$-	$-	$13,386

See accompanying notes

18

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2018

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended January 31, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 10/31/2017	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Foreign Common Stocks	$13,966	$-	$-	$-	$-	$(13,608)	$-	$-	$358	$13,966

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The foreign common stock classified as Level 3 was fair valued at a nominal value of 0.10 Hong Kong Dollar (HKD) due to lack of observable inputs.

See accompanying notes

19

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

Argentina - 1.93% (Cost $584,229)
Common Stocks - 1.93%
MercadoLibre, Inc.	2,349	$909,298

Australia - 1.94% (Cost $913,872)
Common Stocks - 1.94%
MYOB Group Ltd.	332,670	914,103

China - 7.38%
Common Stocks - 7.38%
Ctrip.com International Ltd., ADRA	19,627	918,151
New Oriental Education & Technology Group, Inc., Sponsored ADR	12,610	1,161,255
Tencent Holdings Ltd.	23,486	1,391,870

Total Common Stocks		3,471,276

Total China (Cost $2,547,794)		3,471,276

Denmark - 3.31% (Cost $1,144,812)
Common Stocks - 3.31%
Novo Nordisk A/S, Class B	28,007	1,557,684

France - 2.93% (Cost $1,149,704)
Common Stocks - 2.93%
Danone S.A.	15,950	1,375,497

Germany - 3.86% (Cost $1,424,898)
Common Stocks - 3.86%
SAP SE, Sponsored ADR	16,023	1,814,605

Hong Kong - 3.94% (Cost $1,356,051)
Common Stocks - 3.94%
AIA Group Ltd.	216,163	1,851,409

India - 5.32%
Common Stocks - 5.32%
HDFC Bank Ltd., ADR	10,563	1,147,036
Infosys Ltd., Sponsored ADR	75,221	1,354,730

Total Common Stocks		2,501,766

Total India (Cost $1,934,730)		2,501,766

Japan - 2.89% (Cost $1,030,573)
Common Stocks - 2.89%
Fast Retailing Co., Ltd.	3,048	1,359,413

Mexico - 1.85% (Cost $778,433)
Common Stocks - 1.85%
Fomento Economico Mexicano S.A.B. de C.V., Series B, Sponsored ADR	8,921	870,154

Republic of Korea - 1.97% (Cost $932,056)
Common Stocks - 1.97%
Amorepacific Corp.	3,298	924,990

South Africa - 4.80%
Common Stocks - 4.80%
Sanlam Ltd.	130,321	970,291
Shoprite Holdings Ltd.	61,699	1,285,152

Total Common Stocks		2,255,443

Total South Africa (Cost $1,538,782)		2,255,443

See accompanying notes

20

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

United States - 52.34%
Common Stocks - 52.34%
Alphabet, Inc., Class CA	1,174	$1,373,510
Amazon.com, Inc.A	985	1,429,127
Autodesk, Inc.A	11,685	1,351,020
Core Laboratories N.V.B	7,714	881,710
Equinix, Inc., REIT	3,142	1,430,207
FleetCor Technologies, Inc.A	6,500	1,381,250
IHS Markit Ltd.A	28,560	1,363,169
Lowe’s Cos, Inc.	12,731	1,333,318
Mondelez International, Inc., Class A	31,097	1,380,707
Nielsen Holdings PLC	25,204	942,882
NIKE, Inc., Class B	20,304	1,385,139
Priceline Group, Inc.A	470	898,663
Red Hat, Inc.A	10,230	1,344,017
Regeneron Pharmaceuticals, Inc.A	3,673	1,346,705
salesforce.com, Inc.A	12,155	1,384,576
Schlumberger Ltd.	17,928	1,319,142
TJX Companies, Inc.	16,873	1,355,239
Ulta Salon Cosmetics & Fragrance, Inc.A	4,032	895,507
Visa, Inc., Class A	14,593	1,812,888

Total Common Stocks		24,608,776

Total United States (Cost $19,637,814)		24,608,776

SHORT-TERM INVESTMENTS - 5.34% (Cost $2,508,026)
Investment Companies - 5.34%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%C D	2,508,026	2,508,026

SECURITIES LENDING COLLATERAL - 1.85% (Cost $868,249)
Investment Companies - 1.85%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%C D	868,249	868,249

TOTAL INVESTMENTS - 101.65% (Cost $38,350,023)		47,790,689
LIABILITIES, NET OF OTHER ASSETS - (1.65%)		(775,004)

TOTAL NET ASSETS - 100.00%		$47,015,685

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at January 31, 2018.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Futures Contracts Open on January 31, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	8	March 2018	$858,477	$858,200	$(277)

See accompanying notes

21

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2018

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	2	March 2018	$124,524	$125,780	$1,256
S&P 500 E-Mini Index Futures	8	March 2018	1,115,346	1,130,320	14,974

			$2,098,347	$2,114,300	$15,953

Index Abbreviations:
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International—Europe, Australasia, and Far East
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2018, the investments were classified as described below:

SGA Global Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Argentina	$909,298	$-	$-	$909,298
Australia	914,103	-	-	914,103
China	3,471,276	-	-	3,471,276
Denmark	1,557,684	-	-	1,557,684
France	1,375,497	-	-	1,375,497
Germany	1,814,605	-	-	1,814,605
Hong Kong	1,851,409	-	-	1,851,409
India	2,501,766	-	-	2,501,766
Japan	1,359,413	-	-	1,359,413
Mexico	870,154	-	-	870,154
Republic of Korea	924,990	-	-	924,990
South Africa	2,255,443	-	-	2,255,443
Common Stocks
United States	24,608,776	-	-	24,608,776
Short-Term Investments	2,508,026	-	-	2,508,026
Securities Lending Collateral	868,249	-	-	868,249

Total Investments in Securities - Assets	$47,790,689	$-	$-	$47,790,689

Financial Derivative Instruments - Assets
Futures Contracts	$16,230	$-	$-	$16,230

Total Financial Derivative Instruments - Assets	$16,230	$-	$-	$16,230

Financial Derivative Instruments - Liabilities
Futures Contracts	$(277)	$-	$-	$(277)

Total Financial Derivative Instruments - Liabilities	$(277)	$-	$-	$(277)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended January 31, 2018, there were no transfers between levels.

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2018

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Assets:
Investments in unaffiliated securities, at fair value† §	$36,761,267	$44,414,414
Investments in affiliated securities, at fair value‡	692,584	3,376,275
Foreign currency, at fair value^	484,636	-
Deposit with brokers for futures contracts	33,453	50,255
Dividends and interest receivable	53,728	11,592
Receivable for investments sold	8,909	297,650
Receivable for fund shares sold	193,410	322,413
Receivable for tax reclaims	-	11,578
Receivable for expense reimbursement (Note 2)	42,742	24,639
Receivable for variation margin on open futures contracts (Note 5)	13,456	16,033
Prepaid expenses	31,039	28,998

Total assets	38,315,224	48,553,847

Liabilities:
Payable for investments purchased	-	539,872
Payable for fund shares redeemed	68,319	18,595
Payable upon return of securities loaned (Note 9)§	98,112	868,249
Management and sub-advisory fees payable (Note 2)	44,864	34,534
Service fees payable (Note 2)	1,529	6,903
Transfer agent fees payable (Note 2)	3,260	1,062
Custody and fund accounting fees payable	127,236	21,340
Professional fees payable	69,750	41,880
Trustee fees payable (Note 2)	118	137
Payable for prospectus and shareholder reports	7,122	3,861
Other liabilities	226	1,729

Total liabilities	420,536	1,538,162

Net assets	$37,894,688	$47,015,685

Analysis of net assets:
Paid-in-capital	$29,585,401	$36,453,282
Undistributed (overdistribution of) net investment income	(47,833)	1,012
Accumulated net realized gain	734,239	1,104,776
Unrealized appreciation of investments in unaffiliated securitiesA	7,609,066	9,440,666
Unrealized appreciation (depreciation) of foreign currency transactions	429	(4)
Unrealized appreciation of futures contracts	13,386	15,953

Net assets	$37,894,688	$47,015,685

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	484,528	791,305

Y Class	2,371,738	286,447

Investor Class	258,675	986,089

A Class	72,646	194,427

C Class	43,555	108,288

Net assets:
Institutional Class	$5,706,260	$15,912,971

Y Class	$27,820,209	$5,732,352

Investor Class	$3,016,153	$19,473,640

A Class	$849,017	$3,835,023

C Class	$503,049	$2,061,699

Net asset value, offering and redemption price per share:
Institutional Class	$11.78	$20.11

Y Class	$11.73	$20.01

Investor Class	$11.66	$19.75

A Class	$11.69	$19.72

A Class (offering price)	$12.40	$20.92

C Class	$11.55	$19.04

† Cost of investments in unaffiliated securities	$29,152,201	$34,973,748
‡ Cost of investments in affiliated securities	$692,584	$3,376,275
§ Fair value of securities on loan	$93,676	$837,476
^ Cost of foreign currency	$484,725	$-
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2018

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$1,225,667	$333,524
Dividend income from affiliated securities	11,252	16,786
Income derived from securities lending (Note 9)	345	5,433

Total investment income	1,237,264	355,743

Expenses:
Management and sub-advisory fees (Note 2)	434,047	270,441
Transfer agent fees:
Institutional Class (Note 2)	4,557	3,562
Y Class (Note 2)	22,958	2,608
Investor Class	1,733	1,959
A Class	59	156
C Class	130	116
Custody and fund accounting fees	163,826	28,259
Professional fees	94,794	51,885
Registration fees and expenses	63,447	69,015
Service fees (Note 2):
Y Class	4,194	295
Investor Class	8,757	37,941
A Class	895	3,641
C Class	756	1,807
Distribution fees (Note 2):
A Class	1,491	6,068
C Class	5,037	12,048
Prospectus and shareholder report expenses	21,913	14,893
Trustee fees (Note 2)	3,061	2,052
Other expenses	9,475	4,980

Total expenses	841,130	511,726

Net fees waived and expenses (reimbursed) (Note 2)	(207,848)	(96,126)

Net expenses	633,282	415,600

Net investment income (loss)	603,982	(59,857)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from‡:
Investments in unaffiliated securitiesA	5,416,569	2,217,773
Commission recapture (Note 1)	399	-
Foreign currency transactions	(120,660)	(12,509)
Futures contracts	458,277	372,753
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	3,644,684	8,150,524
Foreign currency transactions	2,227,380	86,317
Futures contracts	(36,652)	26,768

Net gain from investments	11,589,997	10,841,626

Net increase in net assets resulting from operations	$12,193,979	$10,781,769

† Foreign taxes	$174,134	$20,182
‡ Net of foreign withholding taxes on capital gains	$83,902	$-
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at the year end.

See accompanying notes

24

American Beacon FundsSM

Statements of Changes in Net Assets

	Acadian Emerging Markets Managed Volatility Fund		SGA Global Growth Fund
	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2018	Year Ended January 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$603,982	$1,039,953	$(59,857)	$(15,199)
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	5,754,585	(1,812,960)	2,578,017	487,996
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, and futures contracts	5,835,412	9,550,142	8,263,609	629,370

Net increase in net assets resulting from operations	12,193,979	8,777,135	10,781,769	1,102,167

Distributions to shareholders:
Net investment income:
Institutional Class	(100,822)	(862,939)	–	–
Y Class	(480,371)	(596,064)	–	–
Investor Class	(69,880)	(52,099)	–	–
A Class	(14,170)	(7,642)	–	–
C Class	(5,253)	(3,871)	–	–
Net realized gain from investments:
Institutional Class	–	–	(465,632)	(249,734)
Y Class	–	–	(142,594)	(59,401)
Investor Class	–	–	(592,350)	(317,163)
A Class	–	–	(116,358)	(26,647)
C Class	–	–	(54,664)	(30,843)

Net distributions to shareholders	(670,496)	(1,522,615)	(1,371,598)	(683,788)

Capital share transactions (Note 10):
Proceeds from sales of shares	9,494,062	26,100,204	18,350,384	16,749,538
Reinvestment of dividends and distributions	655,131	1,516,697	1,357,278	669,589
Cost of shares redeemed	(73,592,119)	(15,811,551)	(4,938,231)	(2,525,553)
Redemption fees	1,444	–	–	–

Net increase (decrease) in net assets from capital share transactions	(63,441,482)	11,805,350	14,769,431	14,893,574

Net increase (decrease) in net assets	(51,917,999)	19,059,870	24,179,602	15,311,953

Net assets:
Beginning of period	89,812,687	70,752,817	22,836,083	7,524,130

End of period*	$37,894,688	$89,812,687	$47,015,685	$22,836,083

*Includes undistributed (overdistribution of) net investment income	$(47,833)	$(469,952)	$1,012	$(1,910)

See accompanying notes

25

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of January 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings. Prior to August 24, 2017, the American Beacon SGA Global Growth Fund was registered under the Act as a non-diversified, open-end management investment company.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow

26

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statement of Operations, if applicable.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

27

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Acadian Emerging Markets Managed Volatility Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Acadian Asset Management LLC and Sustainable Growth Advisers, LP (“SGA”) (the “Sub-Advisors”) pursuant to which the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Acadian Asset Management LLC

First $500 million	0.65%
Over $500 million	0.60%

Sustainable Growth Advisers, LP

First $100 million	0.45%
Next $900 million	0.40%
Over $1 billion	0.35%

28

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

The Management and Sub-Advisory Fees paid by the Funds for the year ended January 31, 2018 were as follows:

Acadian Emerging Markets Managed Volatility Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$151,941
Sub-Advisor Fees	0.65%	282,106

Total	1.00%	$434,047

SGA Global Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$118,658
Sub-Advisor Fees	0.45%	151,783

Total	0.80%	$270,441

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Funds pay to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended January 31, 2018, the Manager received securities lending fees of $40 and $620 for the securities lending activities of the American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class.

29

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Funds, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended January 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Acadian Emerging Markets Managed Volatility	$25,294
SGA Global Growth	4,766

As of January 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Acadian Emerging Markets Managed Volatility	$2,675
SGA Global Growth	472

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2018, the Manager earned fees on the Funds’ direct and indirect investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Acadian Emerging Markets Managed Volatility	$1,468	$84	$1,552
SGA Global Growth	1,889	763	2,652

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as

30

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2018, the Acadian Emerging Markets Managed Volatility Fund borrowed on average $1,923,764 for 13 days at an average interest rate of 1.56% with interest charges of $956. During the year ended January 31, 2018, the SGA Global Growth Fund did not utilize the credit facility. These amounts are recorded within “Other expenses” on the accompanying Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended January 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2017 - 1/31/2018	Reimbursed Expenses	(Recouped) Expenses
Acadian Emerging Markets Managed Volatility	Institutional	1.35%	$64,231	$–	2021
Acadian Emerging Markets Managed Volatility	Y	1.45%	124,467	–	2021
Acadian Emerging Markets Managed Volatility	Investor	1.73%	13,684	–	2021
Acadian Emerging Markets Managed Volatility	A	1.75%	2,943	–	2021
Acadian Emerging Markets Managed Volatility	C	2.50%	2,523	–	2021
SGA Global Growth	Institutional	0.98%	41,851	–	2021
SGA Global Growth	Y	1.08%	10,332	–	2021
SGA Global Growth	Investor	1.36%	31,684	–	2021
SGA Global Growth	A	1.38%	8,153	–	2021
SGA Global Growth	C	2.13%	4,106	–	2021

Of these amounts, $42,742 and $24,639 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at January 31, 2018 for the Acadian Emerging Markets Managed Volatility Fund and SGA Global Growth Fund, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Acadian Emerging Markets Managed Volatility	$–	$120,326	$–	2019
Acadian Emerging Markets Managed Volatility	–	93,050	–	2020
SGA Global Growth	–	118,368	–	2019
SGA Global Growth	–	123,518	–	2020

31

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended January 31, 2018, Foreside collected $390 and $3,009 for Acadian Emerging Markets Managed Volatility Fund and SGA Global Growth Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2018, CDSC fees of $3 and $189 were collected for Class C Shares of the Acadian Emerging Markets Managed Volatility Fund and SGA Global Growth Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”)

32

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

33

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”) and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit,

34

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended January 31, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust . The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer.

35

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on their Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended January 31, 2018, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended January 31, 2018
Acadian Emerging Markets Managed Volatility	17
SGA Global Growth	16

36

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Acadian Emerging Markets Managed Volatility Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$13,386	$13,386

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$458,277	$458,277

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(36,652)	$(36,652)

SGA Global Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$16,230	$16,230

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(277)	$(277)

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$372,753	$372,753

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$26,768	$26,768
(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

37

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, and depositary receipts. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may

38

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Funds may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Funds may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

39

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2018.

Acadian Emerging Markets Managed Volatility Fund

Offsetting of Financial and Derivative Assets as of January 31, 2018:
	Assets	Liabilities
Futures Contracts	$13,386	$-

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$13,386	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(13,386)	$-

	Remaining Contractual Maturity of the Agreements As of January 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$98,112	$-	$-	$-	$98,112

Total Borrowings	$98,112	$-	$-	$-	$98,112

Gross amount of recognized liabilities for securities lending transactions					$98,112

SGA Global Growth Fund

Offsetting of Financial and Derivative Assets as of January 31, 2018:
	Assets	Liabilities
Futures Contracts	$16,230	$277

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$16,230	$277

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(16,230)	$(277)

40

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

	Remaining Contractual Maturity of the Agreements As of January 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$868,249	$-	$-	$-	$868,249

Total Borrowings	$868,249	$-	$-	$-	$868,249

Gross amount of recognized liabilities for securities lending transactions					$868,249

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	Acadian Emerging Markets Managed Volatility Fund		SGA Global Growth Fund
	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2018	Year Ended January 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$100,822	$862,939	$280,924	$45,901
Y Class	480,371	596,064	86,030	10,918
Investors Class	69,880	52,099	357,376	58,295
A Class	14,170	7,642	70,201	4,898
C Class	5,253	3,871	32,980	5,669
Long-term capital gains
Institutional Class	–	–	184,708	203,833
Y Class	–	–	56,564	48,483
Investors Class	–	–	234,974	258,868
A Class	–	–	46,157	21,749
C Class	–	–	21,684	25,174

Total distributions paid	$670,496	$1,522,615	$1,371,598	$683,788

*For tax purposes, short-term capital gains are considered ordinary income distributions.

41

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

As of January 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Acadian Emerging Markets Managed Volatility	$30,083,254	$7,883,843	$(512,817)	$7,371,026
SGA Global Growth	38,388,238	9,674,549	(271,090)	9,403,459

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Acadian Emerging Markets Managed Volatility	$7,371,026	$540,542	$397,719	$–	$–	$8,309,287
SGA Global Growth	9,403,459	232,951	925,993	–	–	10,562,403

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from partnership basis adjustments, disposal adjustments from investments in passive foreign investment companies, net operating losses used to offset short-term capital gains and non-utilization of net operating losses as of January 31, 2018:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Acadian Emerging Markets Managed Volatility	$-	$488,633	$(488,633)	$-
SGA Global Growth	39	62,779	(62,818)	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year January 31, 2018 the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Acadian Emerging Markets Managed Volatility	$14,443,261	$-	$77,491,981	$-
SGA Global Growth	22,443,774	-	10,002,931	-

42

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2018 were as follows:

Fund	Type of Transaction	January 31, 2017 Shares/Fair Value	Purchases	Sales	January 31, 2018 Shares/Fair Value	Dividend Income
Acadian Emerging Markets Managed Volatility	Direct	$1,304,383	$98,315,054	$99,024,965	$594,472	$11,252
Acadian Emerging Markets Managed Volatility	Securities Lending	-	2,841,546	2,743,434	98,112	N/A
SGA Global Growth	Direct	1,365,262	30,744,196	29,601,432	2,508,026	16,786
SGA Global Growth	Securities Lending	-	19,310,970	18,442,721	868,249	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments as designated by the Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

43

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

As of January 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Acadian Emerging Markets Managed Volatility	$93,676	$98,112	$-	$98,112
SGA Global Growth	837,476	868,249	-	868,249

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended January 31, 2018, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended January 31,
	2018		2017
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	118,476	$1,193,050	1,404,972	$12,824,980
Reinvestment of dividends	9,318	100,822	98,509	862,939
Shares redeemed	(5,369,441)	(52,389,780)	(602,712)	(5,525,711)

Net increase (decrease) in shares outstanding	(5,241,647)	$(51,095,908)	900,769	$8,162,208

44

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

	Y Class
	Year Ended January 31,
	2018		2017
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	661,605	$6,777,058	1,348,877	$12,226,918
Reinvestment of dividends	43,146	465,116	67,633	590,432
Shares redeemed	(1,880,829)	(18,422,329)	(877,209)	(7,851,190)

Net increase (decrease) in shares outstanding	(1,176,078)	$(11,180,155)	539,301	$4,966,160

	Investor Class
	Year Ended January 31,
	2018		2017
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	104,015	$1,045,363	92,875	$843,971
Reinvestment of dividends	6,508	69,770	5,949	51,813
Shares redeemed	(229,184)	(2,397,931)	(194,305)	(1,674,075)

Net (decrease) in shares outstanding	(118,661)	$(1,282,798)	(95,481)	$(778,291)

	A Class
	Year Ended January 31,
	2018		2017
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	24,494	$260,608	16,930	$153,823
Reinvestment of dividends	1,319	14,170	875	7,642
Shares redeemed	(8,724)	(88,067)	(51,033)	(445,718)

Net increase (decrease) in shares outstanding	17,089	$186,711	(33,228)	$(284,253)

	C Class
	Year Ended January 31,
	2018		2017
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	22,464	$219,427	5,586	$50,512
Reinvestment of dividends	495	5,253	448	3,871
Shares redeemed	(29,030)	(294,012)	(34,716)	(314,857)

Net (decrease) in shares outstanding	(6,071)	$(69,332)	(28,682)	$(260,474)

	Institutional Class
	Year Ended January 31,
	2018		2017
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	297,426	$5,174,249	115,376	$1,734,578
Reinvestment of dividends	24,913	465,632	17,070	249,734
Shares redeemed	(40,518)	(727,410)	(74,095)	(1,114,205)

Net increase in shares outstanding	281,821	$4,912,471	58,351	$870,107

	Y Class
	Year Ended January 31,
	2018		2017
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	202,621	$3,631,956	106,656	$1,654,360
Reinvestment of dividends	7,121	132,444	3,512	51,209
Shares redeemed	(36,662)	(660,523)	(6,078)	(92,801)

Net increase in shares outstanding	173,080	$3,103,877	104,090	$1,612,768

	Investor Class
	Year Ended January 31,
	2018		2017
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	338,281	$5,871,708	775,795	$11,870,353
Reinvestment of dividends	32,263	592,350	21,979	317,163
Shares redeemed	(150,290)	(2,633,764)	(62,802)	(979,822)

Net increase in shares outstanding	220,254	$3,830,294	734,972	$11,207,694

45

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

	A Class
	Year Ended January 31,
	2018		2017
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	164,780	$2,822,687	56,052	$833,835
Reinvestment of dividends	6,125	112,333	1,440	20,764
Shares redeemed	(45,538)	(748,714)	(13,720)	(206,169)

Net increase in shares outstanding	125,367	$2,186,306	43,772	$648,430

	C Class
	Year Ended January 31,
	2018		2017
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	47,361	$849,784	44,531	$656,412
Reinvestment of dividends	3,077	54,519	2,186	30,719
Shares redeemed	(10,356)	(167,820)	(9,133)	(132,556)

Net increase in shares outstanding	40,082	$736,483	37,584	$554,575

12.  Subsequent Events

Sustainable Growth Advisers, Inc. (“SGA”), subadvisor to the American Beacon SGA Global Growth Fund (the “Fund”), advised American Beacon Advisors, Inc. that it will undergo a change in control following the acquisition of a majority interest in SGA by Virtus Investment Partners, Inc. The transaction is expected to close in mid-2018, subject to customary closing conditions and client approvals. The Fund’s management team at SGA will remain in place and there will be no impact to the Fund as a result of the change in control.

46

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,						September 27, 2013A to January 31, 2014
	2018		2017	2016		2015

Net asset value, beginning of period	$9.22		$8.36	$10.24		$9.59	$10.00

Income from investment operations:
Net investment income (loss)	0.12	G	0.13	0.04		0.13	0.02
Net gains (losses) on investments (both realized and unrealized)	2.65		0.90	(1.84)		0.64	(0.42)

Total income (loss) from investment operations	2.77		1.03	(1.80)		0.77	(0.40)

Less distributions:
Dividends from net investment income	(0.21)		(0.17)	(0.08)		(0.12)	(0.01)
Distributions from net realized gains	-		-	-		-	-
Tax return of capital	-		-	(0.00	)B	-	-

Total distributions	(0.21)		(0.17)	(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interestsB	-		-	-		-	-

Net asset value, end of period	$11.78		$9.22	$8.36		$10.24	$9.59

Total returnC	30.24%		12.37%	(17.58)%		8.04%	(4.05	)%D

Ratios and supplemental data:
Net assets, end of period	$5,706,260		$52,787,468	$40,335,580		$13,079,558	$9,968,951
Ratios to average net assets:
Expenses, before reimbursements	1.85%		1.47%	1.68%		2.26%	4.20	%E
Expenses, net of reimbursements	1.35%		1.35%	1.35%		1.35%	1.35	%E
Net investment income (loss), before expense reimbursements	0.74%		1.18%	1.16%		0.44%	(2.30	)%E
Net investment income, net of reimbursements	1.23%		1.31%	1.49%		1.35%	0.55	%E
Portfolio turnover rate	34%		32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
G	Per share amounts have been calculated using the average shares method.

See accompanying notes

47

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,					September 27, 2013A to January 31, 2014
	2018	2017	2016		2015

Net asset value, beginning of period	$9.19	$8.34	$10.22		$9.59	$10.00

Income from investment operations:
Net investment income	0.13	0.11	0.14		0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	2.62	0.91	(1.94)		0.71	(0.41)

Total income (loss) from investment operations	2.75	1.02	(1.80)		0.75	(0.40)

Less distributions:
Dividends from net investment income	(0.21)	(0.17)	(0.08)		(0.12)	(0.01)
Distributions from net realized gains	-	-	-		-	-
Tax return of capital	-	-	(0.00	)B	-	-

Total distributions	(0.21)	(0.17)	(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interestsB	-	-	-		-	-

Net asset value, end of period	$11.73	$9.19	$8.34		$10.22	$9.59

Total returnC	30.12%	12.28%	(17.64)%		7.83%	(4.05	)%D

Ratios and supplemental data:
Net assets, end of period	$27,820,209	$32,606,568	$25,098,823		$4,603,907	$488,729
Ratios to average net assets:
Expenses, before reimbursements	1.93%	1.55%	1.77%		2.12%	6.19	%E
Expenses, net of reimbursements	1.45%	1.45%	1.45%		1.45%	1.45	%E
Net investment income (loss), before expense reimbursements	1.04%	1.15%	1.23%		0.01%	(4.30	)%E
Net investment income, net of reimbursements	1.52%	1.25%	1.55%		0.68%	0.44	%E
Portfolio turnover rate	34%	32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

48

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,					September 27, 2013A to January 31, 2014
	2018	2017	2016		2015

Net asset value, beginning of period	$9.16	$8.32	$10.19		$9.58	$10.00

Income from investment operations:
Net investment income	0.11	0.11	0.16		0.07	0.00	B
Net gains (losses) on investments (both realized and unrealized)	2.60	0.87	(1.98)		0.66	(0.41)

Total income (loss) from investment operations	2.71	0.98	(1.82)		0.73	(0.41)

Less distributions:
Dividends from net investment income	(0.21)	(0.14)	(0.05)		(0.12)	(0.01)
Distributions from net realized gains	-	-	-		-	-
Tax return of capital	-	-	(0.00	)B	-	-

Total distributions	(0.21)	(0.14)	(0.05)		(0.12)	(0.01)

Redemption fees added to beneficial interestsB	-	-	-		-	-

Net asset value, end of period	$11.66	$9.16	$8.32		$10.19	$9.58

Total returnC	29.78%	11.89%	(17.86)%		7.63%	(4.15	)%D

Ratios and supplemental data:
Net assets, end of period	$3,016,153	$3,457,789	$3,933,437		$4,612,098	$1,326,164
Ratios to average net assets:
Expenses, before reimbursements	2.12%	1.77%	1.98%		2.42%	5.46	%E
Expenses, net of reimbursements	1.73%	1.73%	1.73%		1.73%	1.73	%E
Net investment income (loss), before expense reimbursements	0.82%	0.94%	1.30%		0.12%	(3.60	)%E
Net investment income, net of reimbursements	1.21%	0.98%	1.55%		0.81%	0.13	%E
Portfolio turnover rate	34%	32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

49

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,					September 27, 2013A to January 31, 2014
	2018	2017	2016		2015

Net asset value, beginning of period	$9.18	$8.34	$10.18		$9.58	$10.00

Income from investment operations:
Net investment income	0.10	0.13	0.12		0.06	0.00	B
Net gains (losses) on investments (both realized and unrealized)	2.62	0.85	(1.94)		0.66	(0.41)

Total income (loss) from investment operations	2.72	0.98	(1.82)		0.72	(0.41)

Less distributions:
Dividends from net investment income	(0.21)	(0.14)	(0.02)		(0.12)	(0.01)
Distributions from net realized gains	-	-	-		-	-
Tax return of capital	-	-	(0.00	)B	-	-

Total distributions	(0.21)	(0.14)	(0.02)		(0.12)	(0.01)

Redemption fees added to beneficial interestsB	-	-	-		-	-

Net asset value, end of period	$11.69	$9.18	$8.34		$10.18	$9.58

Total returnC	29.83%	11.84%	(17.90)%		7.53%	(4.15	)%D

Ratios and supplemental data:
Net assets, end of period	$849,017	$510,236	$740,272		$3,214,591	$554,182
Ratios to average net assets:
Expenses, before reimbursements	2.24%	1.90%	2.10%		2.49%	7.71	%E
Expenses, net of reimbursements	1.75%	1.75%	1.75%		1.77%	1.85	%E
Net investment income (loss), before expense reimbursements	0.61%	0.86%	1.08%		0.09%	(5.92	)%E
Net investment income (loss), net of reimbursements	1.10%	1.01%	1.43%		0.81%	(0.07	)%E
Portfolio turnover rate	34%	32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

50

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,					September 27, 2013A to January 31, 2014
	2018	2017	2016		2015

Net asset value, beginning of period	$9.08	$8.23	$10.10		$9.55	$10.00

Income from investment operations:
Net investment income (loss)	0.06	0.02	0.10		0.02	(0.01)
Net gains (losses) on investments (both realized and unrealized)	2.54	0.89	(1.97)		0.62	(0.43)

Total income (loss) from investment operations	2.60	0.91	(1.87)		0.64	(0.44)

Less distributions:
Dividends from net investment income	(0.13)	(0.06)	(0.00	)B	(0.09)	(0.01)
Distributions from net realized gains	-	-	-		-	-
Tax return of capital	-	-	(0.00	)B	-	-

Total distributions	(0.13)	(0.06)	(0.00	)B	(0.09)	(0.01)

Redemption fees added to beneficial interestsB	-	-	-		-	-

Net asset value, end of period	$11.55	$9.08	$8.23		$10.10	$9.55

Total returnC	28.71%	11.11%	(18.50)%		6.66%	(4.45	)%D

Ratios and supplemental data:
Net assets, end of period	$503,049	$450,626	$644,705		$623,506	$148,736
Ratios to average net assets:
Expenses, before reimbursements	3.00%	2.67%	2.87%		3.26%	10.04	%E
Expenses, net of reimbursements	2.50%	2.50%	2.50%		2.52%	2.60	%E
Net investment income (loss), before expense reimbursements	(0.01)%	0.11%	0.40%		(0.90)%	(8.13	)%E
Net investment income (loss), net of reimbursements	0.49%	0.28%	0.77%		(0.16)%	(0.68	)%E
Portfolio turnover rate	34%	32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

51

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,				Four Months Ended January 31, 2014		Year Ended September 30, 2013
	2018	2017	2016	2015

Net asset value, beginning of period	$15.11	$13.79	$13.43	$13.05	$13.15		$12.04

Income from investment operations:
Net investment income (loss)	(0.01)	0.03	0.03	0.06	0.01		(0.04	)A
Net gains on investments (both realized and unrealized)	5.65	1.84	0.56	0.72	0.15		1.36

Total income from investment operations	5.64	1.87	0.59	0.78	0.16		1.32

Less distributions:
Dividends from net investment income	-	-	(0.02)	(0.03)	-		-
Distributions from net realized gains	(0.64)	(0.55)	(0.21)	(0.37)	(0.26)		(0.21)

Total distributions	(0.64)	(0.55)	(0.23)	(0.40)	(0.26)		(0.21)

Net asset value, end of period	$20.11	$15.11	$13.79	$13.43	$13.05		$13.15

Total returnB	37.64%	13.66%	4.26%	5.98%	1.13	%C	11.21	%D

Ratios and supplemental data:
Net assets, end of period	$15,912,971	$7,698,159	$6,219,477	$5,106,079	$4,738,199		$4,351,023
Ratios to average net assets:
Expenses, before reimbursements	1.34%	2.03%	2.62%	3.82%	5.28	%E	8.00%
Expenses, net of reimbursements	0.98%	0.98%	0.98%	0.98%	1.00	%E	1.75%
Net investment (loss), before expense reimbursements	(0.28)%	(0.83)%	(1.37)%	(2.41)%	(4.12	)%E	(6.56)%
Net investment income (loss), net of reimbursements	0.08%	0.21%	0.27%	0.42%	0.16	%E	(0.31)%
Portfolio turnover rate	31%	32%	39%	38%	15	%F	39%

A	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

52

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,					October 4, 2013A to January 31, 2014
	2018		2017	2016	2015

Net asset value, beginning of period	$15.05		$13.75	$13.41	$13.05	$13.25

Income from investment operations:
Net investment income (loss)	0.00	B	(0.03)	0.02	0.04	0.00	B
Net gains on investments (both realized and unrealized)	5.60		1.88	0.55	0.72	0.06

Total income from investment operations	5.60		1.85	0.57	0.76	0.06

Less distributions:
Dividends from net investment income	-		-	(0.02)	(0.03)	-
Distributions from net realized gains	(0.64)		(0.55)	(0.21)	(0.37)	(0.26)

Total distributions	(0.64)		(0.55)	(0.23)	(0.40)	(0.26)

Net asset value, end of period	$20.01		$15.05	$13.75	$13.41	$13.05

Total returnC	37.52%		13.55%	4.12%	5.83%	0.37	%D

Ratios and supplemental data:
Net assets, end of period	$5,732,352		$1,706,678	$127,585	$119,680	$105,161
Ratios to average net assets:
Expenses, before reimbursements	1.40%		1.88%	2.72%	3.84%	10.23	%E
Expenses, net of reimbursements	1.08%		1.07%	1.08%	1.08%	1.08	%E
Net investment (loss), before expense reimbursements	(0.37)%		(0.96)%	(1.51)%	(2.44)%	(9.09	)%E
Net investment income (loss), net of reimbursements	(0.04)%		(0.15)%	0.13%	0.32%	0.06	%E
Portfolio turnover rate	31%		32%	39%	38%	15	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

53

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,				October 4, 2013A to January 31, 2014
	2018	2017	2016	2015

Net asset value, beginning of period	$14.90	$13.66	$13.36	$13.03	$13.25

Income from investment operations:
Net investment income (loss)	(0.04)	0.06	(0.04)	0.01	(0.01)
Net gains on investments (both realized and unrealized)	5.53	1.73	0.57	0.72	0.05

Total income from investment operations	5.49	1.79	0.53	0.73	0.04

Less distributions:
Dividends from net investment income	-	-	(0.02)	(0.03)	-
Distributions from net realized gains	(0.64)	(0.55)	(0.21)	(0.37)	(0.26)

Total distributions	(0.64)	(0.55)	(0.23)	(0.40)	(0.26)

Net asset value, end of period	$19.75	$14.90	$13.66	$13.36	$13.03

Total returnB	37.16%	13.20%	3.84%	5.60%	0.22	%C

Ratios and supplemental data:
Net assets, end of period	$19,473,640	$11,414,261	$421,630	$108,458	$106,990
Ratios to average net assets:
Expenses, before reimbursements	1.57%	2.05%	3.08%	5.28%	10.37	%D
Expenses, net of reimbursements	1.36%	1.34%	1.36%	1.36%	1.36	%D
Net investment (loss), before expense reimbursements	(0.50)%	(1.14)%	(2.04)%	(3.88)%	(9.22	)%D
Net investment income (loss), net of reimbursements	(0.29)%	(0.43)%	(0.32)%	0.05%	(0.22	)%D
Portfolio turnover rate	31%	32%	39%	38%	15	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

54

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,					October 4, 2013A to January 31, 2014
	2018	2017	2016	2015

Net asset value, beginning of period	$14.89	$13.65	$13.35	$13.03		$13.25

Income from investment operations:
Net investment income (loss)	(0.02)	0.03	(0.03)	0.00	B	0.00	B
Net gains on investments (both realized and unrealized)	5.49	1.76	0.56	0.72		0.04

Total income from investment operations	5.47	1.79	0.53	0.72		0.04

Less distributions:
Dividends from net investment income	-	-	(0.02)	(0.03)		-
Distributions from net realized gains	(0.64)	(0.55)	(0.21)	(0.37)		(0.26)

Total distributions	(0.64)	(0.55)	(0.23)	(0.40)		(0.26)

Net asset value, end of period	$19.72	$14.89	$13.65	$13.35		$13.03

Total returnC	37.05%	13.21%	3.84%	5.53%		0.22	%D

Ratios and supplemental data:
Net assets, end of period	$3,835,023	$1,028,223	$345,107	$434,636		$362,595
Ratios to average net assets:
Expenses, before reimbursements	1.72%	2.33%	3.05%	4.19%		8.22	%E
Expenses, net of reimbursements	1.38%	1.38%	1.38%	1.42%		1.48	%E
Net investment (loss), before expense reimbursements	(0.77)%	(1.22)%	(1.90)%	(2.78)%		(6.91	)%E
Net investment (loss), net of reimbursements	(0.43)%	(0.27)%	(0.22)%	(0.01)%		(0.17	)%E
Portfolio turnover rate	31%	32%	39%	38%		15	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

55

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,				October 4, 2013A to January 31, 2014
	2018	2017	2016	2015

Net asset value, beginning of period	$14.50	$13.40	$13.21	$13.00	$13.25

Income from investment operations:
Net investment income (loss)	(0.04)	0.05	(0.12)	(0.05)	(0.04)
Net gains on investments (both realized and unrealized)	5.22	1.60	0.54	0.66	0.05

Total income from investment operations	5.18	1.65	0.42	0.61	0.01

Less distributions:
Dividends from net investment income	-	-	(0.02)	(0.03)	-
Distributions from net realized gains	(0.64)	(0.55)	(0.21)	(0.37)	(0.26)

Total distributions	(0.64)	(0.55)	(0.23)	(0.40)	(0.26)

Net asset value, end of period	$19.04	$14.50	$13.40	$13.21	$13.00

Total returnB	36.04%	12.41%	3.04%	4.69%	(0.01	)%C

Ratios and supplemental data:
Net assets, end of period	$2,061,699	$988,762	$410,331	$393,478	$109,489
Ratios to average net assets:
Expenses, before reimbursements	2.47%	3.08%	3.76%	4.77%	11.36	%D
Expenses, net of reimbursements	2.13%	2.12%	2.13%	2.16%	2.23	%D
Net investment (loss), before expense reimbursements	(1.42)%	(1.95)%	(2.51)%	(3.41)%	(10.22	)%D
Net investment (loss), net of reimbursements	(1.08)%	(1.00)%	(0.89)%	(0.80)%	(1.09	)%D
Portfolio turnover rate	31%	32%	39%	38%	15	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

56

American Beacon FundsSM

Federal Tax Information

January 31, 2018 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Acadian Emerging Markets	N/A
SGA Global	9.63%

Qualified Dividend Income:

Acadian Emerging Markets	100.00%
SGA Global	31.39%

Long-Term Capital Gain Distributions:

Acadian Emerging Markets	$-
SGA Global	544,087

Short-Term Capital Gain Distributions:

Acadian Emerging Markets	$-
SGA Global	827,511

Shareholders received notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-five funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (57)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTEDTRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Douglas A. Lindgren*** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

62

American Beacon FundsSM

Privacy Policy

January 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

63

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64

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the American Beacon Acadian Emerging Markets Managed Volatility Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter. A complete schedule of the American Beacon SGA Global Growth Fund’s portfolio holdings is also available on the website approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund are service marks of American Beacon Advisors, Inc.

AR 1/18

American Beacon®
FUNDS

2018 ANNUAL REPORT

January 31, 2018

CRESCENT SHORT DURATION HIGH INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CRESCENT SHORT DURATION HIGH INCOME FUND

The Fund’s investments in high-yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions- based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

High Yield Bond Market Overview

January 31, 2018 (Unaudited)

The global bond market produced positive returns over the 12-month period ended January 31, 2018, evidenced by the Bloomberg Barclays Global Aggregate Index return of 7.5%.

In response to better economic conditions, the U.S. Federal Reserve (“the Fed”) hiked rates at their March, June and December meetings during the 2017 calendar year. The rate hikes were highly anticipated and, thus, did not move markets as economic indicators and investor sentiment improved throughout the year. The U.S. Congress passed a tax-reform package in December, which gave the credit cycle an additional boost. The yield curve started flattening toward the end of the period, indicating the Fed’s rate hikes would help keep inflation in check. Other central banks, including the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), have not yet started raising rates, signifying some divergence among the three largest central banks.

Volatility throughout the period remained low by historical standards, which proved to be a healthy environment for credit markets as spreads moved lower. In the U.S., both high- and low-quality corporate credits had solid periods as investors continued to search for yield. The ICE BofAML US Corporate Index (Investment Grade) returned 5.1% and the ICE BofAML US High Yield Index returned 6.7% for the period.

Emerging and frontier market bonds performed well over the period as initial concerns over U.S. protectionism were replaced by optimism following a pickup in global growth and higher commodity prices. Market sentiment was occasionally shaken by country-specific news from countries like Brazil, Venezuela, South Africa and Turkey, as well as NAFTA negotiations exposing large conceptual disagreement. The JPMorgan Emerging Market Bond Index-Global Diversified (hard currency) posted a solid 8.6% return for the period. Local currency emerging-market results were even stronger as the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index was up 17.7%. The smaller, less-developed frontier economies also produced strong results, represented by the JPMorgan Next Generation Markets Index, which returned 14.8%.

The period ended with optimism as the theme of synchronized global growth continues to play out. However, many risks could develop since the domestic environment is tightening and U.S. Treasury yields are expected to rise. It remains to be seen how the markets will react when other central banks, such as ECB and BOJ, begin to phase out accommodative policies or inflation meaningfully picks up.

2

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

January 31, 2018 (Unaudited)

The Investor Class of the American Beacon Crescent Short Duration High Income Fund (the “Fund”) returned 4.04% for the twelve-month period ended January 31, 2018, underperforming (net of fees) the Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (the “Index”) return of 5.15%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/1/2014 through 1/31/2018

Total Returns for the Period ended January 31, 2018
	Ticker	1 Year	3 Years	Since Inception 10/1/2014	Value of $10,000 10/1/2014- 1/31/2018
Institutional Class (1,3)	ACHIX	4.45%	4.69%	3.70%	$11,286
Y Class (1,3)	ACHYX	4.33%	4.57%	3.57%	$11,242
Investor Class (1,3)	ACHPX	4.04%	4.31%	3.31%	$11,147
A without Sales Charge (1,3)	ACHAX	4.02%	4.25%	3.25%	$11,127
A with Sales Charge (1,3)	ACHAX	1.39%	3.36%	2.46%	$10,845
C without Sales Charge (1,3)	ACHCX	3.24%	3.48%	2.49%	$10,855
C with Sales Charge (1,3)	ACHCX	2.24%	3.48%	2.49%	$10,855

BofA Merrill Lynch U.S High Yield Cash Pay BB-B 1-5 Year Index (2) .......		5.15%	4.85%	4.27%	$11,496

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. One cannot directly invest in an index.

3

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

January 31, 2018 (Unaudited)

3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.27%, 1.37%, 1.57%, 1.67% and 2.42%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s sub-advisor actively allocates among traditional high-yield, floating-rate bank loan and private-debt sectors of the bond market to seek attractive risk-adjusted returns with lower volatility than that of the high-yield market overall. This flexibility also allows for the opportunity to invest in securities outside of the traditional indices.

On average during the period, the Fund held approximately 77% of assets in traditional high yield, 13% in floating-rate bank loans and 10% in private debt. The decision to overweight high yield bonds and underweight bank loans added value as fixed rate securities outperformed floating rate for most of the period.

The Fund had good security selection in the Technology & Electronics, Basic Industry and Leisure sectors which contributed positively to relative performance. Conversely, an underweight positioning and weak security selection in the Energy sector detracted from relative performance, as Energy was one of the top performing sectors in the Index during the period. From a ratings standpoint, the Fund benefited from good security selection in BB–rated issuers, although this was slightly offset by poor security selection in CCC.

Overall, the Fund performed as expected during the period and delivered attractive risk-adjusted returns. The Fund’s consistent approach to short-duration, high-yield investing is positioned to continue adding value with less volatility than the Index.

Top Ten Holdings (% Net Assets)
Sprint Corp., 7.250%, Due 9/15/2021		1.2
T-Mobile USA, Inc., 6.625%, Due 4/1/2023		1.2
Navient Corp., 5.875%, Due 3/25/2021		1.2
New Gold, Inc., 6.250%, Due 11/15/2022		0.8
Calpine Corp., 5.250%, Due 6/1/2026		0.8
Energizer Holdings, Inc., 5.500%, Due 6/15/2025		0.8
Sirius XM Radio, Inc., 3.875%, Due 8/1/2022		0.7
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%, Due 2/15/2026		0.7
Block Communications, Inc., 6.875%, Due 2/15/2025		0.7
Intesa Sanpaolo SpA		0.7

Total Fund Holdings	345

Sector Allocation (% Investments)
Consumer, Non-Cyclical		14.2
Communications		13.8
Energy		13.5
Consumer, Cyclical		12.8
Financial		10.1
Industrial		7.6
Technology		7.5
Basic Materials		6.7
Service		3.7
Utilities		3.3
Consumer		2.5
Manufacturing		1.9
Health Care		0.9
Telecommunications		0.9
Media		0.3
Transportation		0.3

4

American Beacon Crescent Short Duration High Income FundSM

Expense Examples

January 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2017 through January 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon Crescent Short Duration High Income FundSM

Expense Examples

January 31, 2018 (Unaudited)

Crescent Short Duration High Income Fund
	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Expenses Paid During Period 8/1/2017-1/31/2018*
Institutional Class
Actual	$1,000.00	$1,013.40	$4.31
Hypothetical**	$1,000.00	$1,020.90	$4.33
Y Class
Actual	$1,000.00	$1,012.90	$4.82
Hypothetical**	$1,000.00	$1,020.40	$4.84
Investor Class
Actual	$1,000.00	$1,011.40	$6.24
Hypothetical**	$1,000.00	$1,019.00	$6.26
A Class
Actual	$1,000.00	$1,011.30	$6.34
Hypothetical**	$1,000.00	$1,018.90	$6.36
C Class
Actual	$1,000.00	$1,007.50	$10.12
Hypothetical**	$1,000.00	$1,015.10	$10.16

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.85%, 0.95%, 1.23%, 1.25%, and 2.00% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

6

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Crescent Short Duration High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Crescent Short Duration High Income Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the two years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agents and agent banks; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

The financial statements as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, MA

March 27, 2018

We have served as the auditor of one or more American Beacon investment companies since 2016.

7

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 0.00%
Energy - 0.00%
Oil, Gas & Consumable Fuels - 0.00%
Energy Exploration AssetA B	3	$-

Health Care - 0.00%
Pharmaceuticals - 0.00%
Millennium Health LLCA B	4,651	507

Total Common Stocks (Cost $26,255)		507

	Principal Amount
BANK LOAN OBLIGATIONSC - 14.31%
Basic Materials - 0.44%
Golden Nugget, Inc., 4.878%, Due 10/4/2023, 2017 Incremental Term Loan, (3 mo. LIBOR + 3.250%)	$124,370	125,756
Phoenix Services International LLC, Due 1/26/2025, Term LoanD	125,000	124,375
PQ Corp., 5.022%, Due 11/4/2022, 2017 USD Term Loan, (3 mo. LIBOR + 3.250%)	124,330	125,076
Univar Inc., 4.074%, Due 7/1/2024, 2017 USD Term Loan B, (1 mo. LIBOR + 2.500%)	9,551	9,639

		384,846

Consumer - 2.33%
Alphabet Holding Co., Inc., 5.074%, Due 9/26/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)	124,688	123,222
Arby’s Restaurant Group, Inc., Due 1/17/2025, 1st Lien Term LoanD	125,000	126,641
Capri Finance LLC, 5.022%, Due 11/1/2024, USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	125,000	125,104
Casablanca US Holdings, Inc., 6.522%, Due 3/15/2024, 1st Lien Term Loan, (2 mo. LIBOR + 4.750%)	29,775	29,750
Global Appliance Inc., 5.570%, Due 9/29/2024, Term Loan B, (1 mo. LIBOR + 4.000%)	124,688	126,325
iHeartCommunications, Inc., 8.443%, Due 1/30/2019, Term Loan D, (3 mo. LIBOR + 6.750%)	43,315	33,106
NVA Holdings, Inc., Due 1/29/2025, Term Loan B3D	125,000	125,235
P.F. Chang’s China Bistro Inc., 6.509%, Due 8/18/2022, 2017 Term Loan B, (6 mo. LIBOR + 5.000%)	124,688	120,947
Paradigm Acquisition Corp., 5.943%, Due 10/11/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	187,000	188,053
Realogy Corp., Due 1/25/2025, 2018 Term Loan BD	11,303	11,382
RSC Acquisition, Inc., 6.943%, Due 11/30/2022, Term Loan, (3 mo. LIBOR + 5.250%)	245,004	241,329
SMG (Stadium Management Group), 4.890%, Due 1/11/2025, 2017 1st Lien Term Loan, (2 mo. LIBOR + 3.250%)	125,000	126,406
Strategic Partners, Inc., 6.074%, Due 6/30/2023, 2016 Term Loan, (1 mo. LIBOR + 4.500%)	118,802	119,396
TGP Holdings III LLC,
Due 9/25/2024, Delayed Draw Term LoanD E	22,102	22,350
6.693%, Due 9/25/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	140,546	142,127
10.193%, Due 9/25/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%)	50,000	50,500
TriMark USA LLC,
Due 8/28/2024, Delayed Draw Term LoanD	5,342	5,390
5.070%, Due 8/28/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)	119,359	120,433
Varsity Brands, Inc., 5.074%, Due 12/15/2024, 2017 Term Loan B, (1 mo. LIBOR + 3.500%)	125,000	126,303
William Morris Endeavor Entertainment LLC, 8.824%, Due 5/6/2022, 2nd Lien Term Loan, (1 mo. LIBOR + 7.250%)	84,000	84,315

		2,048,314

Energy - 0.73%
California Resources Corp.,
11.936%, Due 12/31/2021, Second Out Term Loan, (1 mo. LIBOR + 10.375%)	12,000	13,590
Due 12/31/2022, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)D	13,000	13,228
Chief Exploration & Development LLC, 7.959%, Due 5/16/2021, 2nd Lien Term Loan, (3 mo. LIBOR + 6.500%)	250,000	249,062
Cortes NP Acquisition Corp., 5.568%, Due 11/30/2023, 2017 Term Loan B, (1 mo. LIBOR + 4.000%)	78,111	78,892
Energy & Exploration Partners, Inc., 5.000%, Due 5/13/2022, 2016 2nd Lien PIK Term Loan, PIK (5.000%)	6,506	65
Energy Future Intermediate Holding Co. LLC, 4.567%, Due 6/30/2018, 2017 DIP Term Loan, (1 mo. LIBOR + 3.000%)	125,000	125,424
Medallion Midland Acquisition LLC, 4.824%, Due 10/30/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	125,000	125,625
Peabody Energy Corp., 5.074%, Due 3/31/2022, Exit Term Loan, (1 mo. LIBOR + 3.500%)	35,387	35,844

		641,730

See accompanying notes

8

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 14.31% (continued)
Financial - 1.32%
Acrisure LLC, 5.991%, Due 11/22/2023, 2017 Term Loan B, (3 mo. LIBOR + 4.250%)	$127,489	$129,521
AssuredPartners, Inc., 5.074%, Due 10/22/2024, 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.500%)	134,332	135,536
Asurion LLC, 7.574%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.000%)	125,000	128,906
Capital Automotive L.P., 7.580%, Due 3/24/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.000%)	123,031	125,492
EIG Management Co. LLC, Due 1/31/2025, 2018 Term Loan BD	104,000	103,610
Endo Luxembourg Finance Co. I S.a r.l., 5.875%, Due 4/29/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.250%)	124,375	124,437
Focus Financial Partners LLC, 4.443%, Due 7/3/2024, 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.750%)	124,688	125,622
Jane Street Group LLC, 6.074%, Due 8/25/2022, 2017 Term Loan B, (1 mo. LIBOR + 4.500%)	64,509	65,356
Nautilus Power LLC, 5.824%, Due 5/16/2024, Term Loan B, (1 mo. LIBOR + 4.250%)	24,471	24,838
VFH Parent LLC, 4.945%, Due 12/30/2021, 2017 Refinanced Term Loan B, (3 mo. LIBOR + 3.250%)	71,353	72,290
VICI Properties LLC, 3.811%, Due 12/20/2024, Replacement Term Loan B, (1 mo. LIBOR + 2.250%)	125,000	125,924
WEX, Inc., Due 6/30/2023, 2017 Term Loan B2D	3,274	3,310

		1,164,842

Health Care - 0.88%
Affordable Care Holding Corp., 6.404%, Due 10/22/2022, 2015 1st Lien Term Loan, (2 mo. LIBOR + 4.750%)	47,526	47,526
Amneal Pharmaceuticals LLC, 5.193%, Due 11/1/2019, New Term Loan, (3 mo. LIBOR + 3.500%)	64,840	65,144
Avantor, Inc., 5.561%, Due 11/21/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	125,000	126,719
Beaver-Visitec International, Inc., 6.693%, Due 8/21/2023, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	74,622	74,622
Curo Health Services Holdings, Inc., 5.413%, Due 2/7/2022, 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	114,111	114,539
EAB Global, Inc., 5.484%, Due 11/15/2024, 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	125,000	125,704
Onex Carestream Finance LP, 5.693%, Due 6/7/2019, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	61,938	62,058
Prospect Medical Holdings, Inc., 7.500%, Due 6/30/2022, Term Loan, (6 mo. LIBOR + 6.000%)	73,875	73,875
Team Health Holdings, Inc., Due 2/6/2024, 1st Lien Term LoanD	22,000	21,560
Valeant Pharmaceuticals International, Inc., 5.060%, Due 4/1/2022, Term Loan B F4, (1 mo. LIBOR + 3.500%)	57,558	58,415

		770,162

Manufacturing - 1.82%
American Bath Group LLC, 6.943%, Due 9/30/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.250%)	247,494	249,555
ASP Chromaflo Dutch B.V., 5.574%, Due 11/18/2023, Term Loan B2, (1 mo. LIBOR + 4.000%)	69,953	70,259
ASP Chromaflo Intermediate Holdings, Inc., 5.574%, Due 11/18/2023, Term Loan B1, (1 mo. LIBOR + 4.000%)	53,797	54,032
Berlin Packaging LLC, 4.863%, Due 10/1/2021, 2017 Term Loan B, (3 mo. LIBOR + 3.250%)	124,044	125,027
BWAY Holding Co., 4.958%, Due 4/3/2024, 2017 Term Loan B, (2 mo. LIBOR + 3.250%)	48,755	49,121
Consolidated Container Co. LLC, 5.074%, Due 5/22/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)	124,688	125,259
CPG International, Inc., 5.593%, Due 5/3/2024, 2017 Term Loan, (6 mo. LIBOR + 3.750%)	122,350	123,574
Emerald Performance Materials LLC, 5.074%, Due 8/1/2021, New 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)	124,800	125,789
Flex Acquisition Co., Inc., 4.695%, Due 12/29/2023, 1st Lien Term Loan, (3 mo. LIBOR + 3.000%)	124,063	124,896
Netsmart Technologies, Inc., 6.193%, Due 4/19/2023, 2016 Term Loan C1, (3 mo. LIBOR + 4.500%)	39,499	40,042
Road Infrastructure Investment LLC, 5.067%, Due 6/13/2023, 2016 1st Lien Term Loan, (PRIME + 2.500%)	77,030	77,030
SHO Holding Corp., 6.568%, Due 10/27/2022, Term Loan, (1 mo. LIBOR + 5.000%)	245,000	232,750
Tank Holding Corp., 5.927%, Due 3/16/2022, Refi Term Loan, (3 mo. LIBOR + 4.250%)	83,043	83,459
Vencore, Inc., 6.443%, Due 11/23/2019, 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	123,552	124,787

		1,605,580

Media - 0.30%
Meredith Corp., Due 1/17/2025, Term Loan BD	125,000	126,320
Radiate Holdco LLC, Due 2/1/2024, 1st Lien Term LoanD	138,312	138,683

		265,003

See accompanying notes

9

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 14.31% (continued)
Service - 3.46%
Academy, Ltd., 5.546%, Due 7/1/2022, 2015 Term Loan B, (3 mo. LIBOR + 4.000%)	$15,000	$12,037
Albany Molecular Research, Inc., 4.824%, Due 8/30/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	124,688	125,155
Allied Universal Holdco LLC, 5.443%, Due 7/28/2022, 2015 Term Loan, (3 mo. LIBOR + 3.750%)	61,247	60,591
ATI Holdings Acquisition, Inc., 5.204%, Due 5/10/2023, 2016 Term Loan, (3 mo. LIBOR + 3.500%)	99,385	100,255
BioClinica, Inc., 6.000%, Due 10/20/2023, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	85,811	83,666
Brand Energy & Infrastructure Services, Inc., 5.996%, Due 6/21/2024, 2017 Term Loan, (3 mo. LIBOR + 4.250%)	124,375	125,874
Brickman Group Ltd. LLC, 8.056%, Due 12/17/2021, Initial Term Loan (Second Lien), (1 mo. LIBOR + 6.500%)	58,511	58,862
California Pizza Kitchen, Inc., 7.580%, Due 8/23/2022, 2016 Term Loan, (1 mo. LIBOR + 6.000%)	246,875	241,320
Camelot UK Holdco Ltd., Due 10/3/2023, 2017 Repriced Term LoanD	69,825	70,502
CareerBuilder LLC, 8.443%, Due 7/26/2023, Term Loan, (3 mo. LIBOR + 6.750%)	35,550	35,461
Fort Dearborn Co., 5.696%, Due 10/19/2023, 2016 1st Lien Term Loan, (2 mo. LIBOR + 4.000%)	32,803	32,865
IG Investment Holdings LLC, 5.193%, Due 10/29/2021, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	65,523	66,178
Institutional Shareholder Services, Inc.,
Due 10/16/2024, 2017 Delayed Draw Term LoanD E	8,333	8,361
5.470%, Due 10/16/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	91,667	91,972
9.470%, Due 10/16/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.750%)	25,000	25,125
Kingpin Intermediate Holdings LLC, 5.730%, Due 6/28/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.250%)	124,375	126,396
Lakeland Tours LLC,
Due 12/15/2024, 2017 Delayed Draw Term LoanD E	9,511	9,654
5.589%, Due 12/15/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.000%)	115,489	117,221
Mister Car Wash Holdings, Inc., 4.904%, Due 8/20/2021, Term Loan B, (2 mo. LIBOR + 3.250%)	123,592	124,210
NMSC Holdings, Inc., 6.693%, Due 4/19/2023, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	250,000	248,125
Packers Holdings LLC, 4.737%, Due 12/4/2024, 2017 Term Loan B, (3 mo. LIBOR + 3.250%)	125,000	125,104
Playpower, Inc., 6.443%, Due 6/23/2021, 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	244,975	245,587
Red Ventures LLC, 5.574%, Due 11/8/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	124,688	126,059
Rentpath, Inc., 6.330%, Due 12/17/2021, 2017 Term Loan, (1 mo. LIBOR + 4.750%)	119,404	119,777
Tribune Media Co., 4.574%, Due 12/27/2020, Term Loan, (1 mo. LIBOR + 3.000%)	4,219	4,222
TruGreen Limited Partnership, 5.536%, Due 4/13/2023, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	65,436	66,131
Vestcom Parent Holdings, Inc., 5.574%, Due 12/19/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	124,060	124,680
Vistage Worldwide, Inc., 7.074%, Due 8/19/2021, Term Loan B, (1 mo. LIBOR + 5.500%)	98,111	98,111
Vivid Seats Ltd., 5.574%, Due 6/30/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	124,375	124,272
World Triathlon Corp., 5.943%, Due 6/26/2021, Term Loan, (3 mo. LIBOR + 4.250%)	248,072	248,072

		3,045,845

Technology - 1.53%
Almonde, Inc.,
4.979%, Due 6/13/2024, USD 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	57,017	57,308
8.729%, Due 6/13/2025, USD 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%)	124,825	125,543
Applied Systems, Inc., 4.943%, Due 9/19/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	124,688	125,917
Compuware Corp., 5.900%, Due 12/15/2021, Term Loan B3, (2 mo. LIBOR + 4.250%)	106,779	107,247
Convergint Technologies LLC,
Due 1/24/2025, 2018 Delayed Draw Term LoanD	12,097	12,157
Due 1/25/2025, 2018 1st Lien Term LoanD	112,903	113,468
Epicor Software Corp., 5.330%, Due 6/1/2022, 1st Lien Term Loan, (1 mo. LIBOR + 3.750%)	124,680	125,459
Marketo, Inc., Due 1/30/2025, 2018 1st Lien Term LoanD	125,000	124,375
MH Sub I LLC, 5.339%, Due 9/13/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	124,688	125,217
Navicure, Inc., 5.318%, Due 11/1/2024, 1st Lien Term Loan B, (1 mo. LIBOR + 3.750%)	125,000	125,469
Omnitracs, Inc., 5.450%, Due 11/25/2020, 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	73,594	74,123
Scientific Games International, Inc., 4.824%, Due 8/14/2024, 2017 Term Loan B4, (1 mo. LIBOR + 3.250%)	124,688	125,328
SMS Systems Maintenance Services, Inc., 6.567%, Due 10/30/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	31,348	26,803
Triple Point Technology, Inc., 5.943%, Due 7/10/2020, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	83,867	75,942

		1,344,356

Telecommunications - 0.81%
Avaya, Inc., 6.310%, Due 12/15/2024, Exit Term Loan B, (1 mo. LIBOR + 4.750%)	125,000	125,572
Charter Communications Operating LLC, Due 4/30/2025, 2017 Term Loan B D	125,000	125,684

See accompanying notes

10

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 14.31% (continued)
Telecommunications - 0.81% (continued)
CSC Holdings LLC, Due 1/25/2026, 2018 Term Loan BD	$125,000	$125,860
Merrill Communications LLC, 7.022%, Due 6/1/2022, 2015 Term Loan, (3 mo. LIBOR + 5.250%)	79,727	80,524
NeuStar, Inc., 5.147%, Due 8/8/2024, Term Loan B2, (3 mo. LIBOR + 3.750%)	124,688	125,934
Peak 10, Inc., 5.193%, Due 8/1/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	124,688	125,259

		708,833

Transportation - 0.29%
American Tire Distributors Holdings, Inc., 5.824%, Due 9/1/2021, 2015 Term Loan, (1 mo. LIBOR + 4.250%)	124,043	125,517
Boing US Holdco Inc., 4.885%, Due 10/3/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	125,000	125,937

		251,454

Utilities - 0.40%
Compass Power Generation LLC, 5.391%, Due 12/20/2024, 2017 Term Loan B, (3 mo. LIBOR + 3.750%)	125,000	126,485
Helix Gen Funding LLC, 5.443%, Due 6/2/2024, Term Loan B, (3 mo. LIBOR + 3.750%)	104,832	105,763
TPF II Power LLC, 5.324%, Due 10/2/2023, Term Loan B, (1 mo. LIBOR + 3.750%)	121,191	122,783

		355,031

Total Bank Loan Obligations (Cost $12,520,411)		12,585,996

CORPORATE OBLIGATIONS - 61.91%
Basic Materials - 3.81%
AK Steel Corp., 6.375%, Due 10/15/2025	400,000	395,000
Aleris International, Inc., 9.500%, Due 4/1/2021G	150,000	158,783
CF Industries, Inc.,
3.450%, Due 6/1/2023	200,000	195,440
5.150%, Due 3/15/2034	250,000	252,187
Chemours Co.,
6.625%, Due 5/15/2023	200,000	210,750
7.000%, Due 5/15/2025	400,000	437,000
Freeport-McMoRan, Inc., 3.550%, Due 3/1/2022	600,000	595,500
Hexion, Inc., 6.625%, Due 4/15/2020	250,000	227,813
Huntsman International LLC, 5.125%, Due 11/15/2022	250,000	265,625
PQ Corp., 6.750%, Due 11/15/2022G	100,000	106,875
United States Steel Corp., 8.375%, Due 7/1/2021G	159,000	171,720
Venator Finance Sarl / Venator Materials LLC, 5.750%, Due 7/15/2025G	325,000	334,750

		3,351,443

Communications - 10.07%
AMC Networks, Inc., 5.000%, Due 4/1/2024	125,000	126,875
Block Communications, Inc., 6.875%, Due 2/15/2025G	600,000	624,000
Cablevision Systems Corp., 5.875%, Due 9/15/2022	550,000	555,500
CenturyLink, Inc., 7.500%, Due 4/1/2024, Series Y	325,000	327,437
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, Due 12/15/2021G	250,000	250,938
DISH DBS Corp.,
6.750%, Due 6/1/2021	250,000	261,875
5.000%, Due 3/15/2023	250,000	234,463
5.875%, Due 11/15/2024	200,000	189,625
Frontier Communications Corp.,
7.125%, Due 3/15/2019	250,000	252,187
10.500%, Due 9/15/2022	250,000	206,563
9.000%, Due 8/15/2031	65,000	42,413
Level 3 Financing, Inc.,
5.375%, Due 1/15/2024	400,000	398,000
5.250%, Due 3/15/2026	250,000	245,313
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, Due 4/15/2022G	250,000	254,062
Plantronics, Inc., 5.500%, Due 5/31/2023G	500,000	517,500
Qwest Corp., 6.750%, Due 12/1/2021	25,000	26,750
Salem Media Group, Inc., 6.750%, Due 6/1/2024G	75,000	73,313
Sinclair Television Group, Inc.,
5.375%, Due 4/1/2021	250,000	253,437
6.125%, Due 10/1/2022	150,000	154,313

See accompanying notes

11

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 61.91% (continued)
Communications - 10.07% (continued)
Sirius XM Radio, Inc., 3.875%, Due 8/1/2022G	$650,000	$647,562
Sprint Communications, Inc., 6.000%, Due 11/15/2022	425,000	423,406
Sprint Corp., 7.250%, Due 9/15/2021	1,000,000	1,062,710
T-Mobile USA, Inc., 6.625%, Due 4/1/2023	1,000,000	1,039,300
Townsquare Media, Inc., 6.500%, Due 4/1/2023G	175,000	168,000
Univision Communications, Inc.,
5.125%, Due 5/15/2023G	425,000	423,087
5.125%, Due 2/15/2025G	100,000	97,000

		8,855,629

Consumer, Cyclical - 8.78%
Allison Transmission, Inc., 5.000%, Due 10/1/2024G	500,000	505,000
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, Due 2/15/2021G	298,000	302,470
AV Homes, Inc., 6.625%, Due 5/15/2022	300,000	313,500
CEC Entertainment, Inc., 8.000%, Due 2/15/2022	500,000	495,000
Century Communities, Inc., 5.875%, Due 7/15/2025	350,000	354,813
EMI Music Publishing Group North America Holdings, Inc., 7.625%, Due 6/15/2024G	225,000	247,500
Golden Nugget, Inc., 6.750%, Due 10/15/2024G	350,000	361,812
Guitar Center, Inc., 6.500%, Due 4/15/2019G	250,000	244,375
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, Due 2/15/2019G	500,000	497,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.250%, Due 6/1/2026G	125,000	127,500
M/I Homes, Inc., 5.625%, Due 8/1/2025	200,000	203,500
MDC Holdings, Inc., 5.500%, Due 1/15/2024	500,000	525,000
Navistar International Corp., 6.625%, Due 11/1/2025G	375,000	391,987
Neiman Marcus Group Ltd. LLC, 8.000%, Due 10/15/2021G	300,000	191,250
PF Chang’s China Bistro, Inc., 10.250%, Due 6/30/2020G	350,000	310,625
Pinnacle Entertainment, Inc., 5.625%, Due 5/1/2024	125,000	133,750
Scientific Games International, Inc., 10.000%, Due 12/1/2022	500,000	548,125
Springs Industries, Inc., 6.250%, Due 6/1/2021	375,000	382,969
Tempur Sealy International, Inc., 5.625%, Due 10/15/2023	475,000	489,250
Tesla, Inc., 5.300%, Due 8/15/2025G	250,000	238,000
United Continental Holdings, Inc., 4.250%, Due 10/1/2022	500,000	502,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, Due 3/1/2025G	350,000	353,281

		7,719,707

Consumer, Non-Cyclical - 11.50%
APX Group, Inc., 7.875%, Due 12/1/2022	350,000	375,375
Cardtronics, Inc., 5.125%, Due 8/1/2022	250,000	241,875
Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, Due 5/1/2025G	300,000	278,250
CHS/Community Health Systems, Inc.,
8.000%, Due 11/15/2019	350,000	328,125
6.250%, Due 3/31/2023	100,000	92,500
Cott Holdings, Inc., 5.500%, Due 4/1/2025G	175,000	178,281
DaVita, Inc.,
5.750%, Due 8/15/2022	100,000	103,063
5.125%, Due 7/15/2024	500,000	503,765
Dean Foods Co., 6.500%, Due 3/15/2023G	600,000	594,000
Encompass Health Corp., 5.750%, Due 11/1/2024	300,000	306,000
Endo Finance LLC / Endo Finco, Inc., 5.375%, Due 1/15/2023G	250,000	195,000
First Quality Finance Co., Inc., 5.000%, Due 7/1/2025G	250,000	251,875
HCA, Inc.,
5.875%, Due 5/1/2023	500,000	536,250
5.375%, Due 2/1/2025	100,000	102,125
Herc Rentals, Inc., 7.500%, Due 6/1/2022G	418,000	448,827
Hertz Corp., 5.875%, Due 10/15/2020	225,000	225,000
Horizon Pharma, Inc., 6.625%, Due 5/1/2023	90,000	90,675
Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.750%, Due 11/1/2024G	75,000	81,563
Kronos Acquisition Holdings, Inc., 9.000%, Due 8/15/2023G	175,000	171,938
LifePoint Health, Inc.,
5.875%, Due 12/1/2023	525,000	525,656
5.375%, Due 5/1/2024	150,000	144,563
MEDNAX, Inc., 5.250%, Due 12/1/2023G	225,000	229,781
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, Due 10/1/2022G	200,000	204,440
Monitronics International, Inc., 9.125%, Due 4/1/2020	300,000	262,312
Rent-A-Center, Inc., 4.750%, Due 5/1/2021	200,000	185,500
Spectrum Brands, Inc., 5.750%, Due 7/15/2025	550,000	578,875

See accompanying notes

12

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 61.91% (continued)
Consumer, Non-Cyclical - 11.50% (continued)
Syniverse Foreign Holdings Corp., 9.125%, Due 1/15/2022G	$500,000	$518,125
Tenet Healthcare Corp.,
4.750%, Due 6/1/2020	200,000	204,000
6.750%, Due 6/15/2023	200,000	197,020
United Rentals North America, Inc.,
5.750%, Due 11/15/2024	150,000	157,875
5.500%, Due 7/15/2025	250,000	263,750
5.500%, Due 5/15/2027	200,000	210,000
Universal Health Services, Inc., 4.750%, Due 8/1/2022G	350,000	358,330
Universal Hospital Services, Inc., 7.625%, Due 8/15/2020	450,000	452,250
Vector Group Ltd., 6.125%, Due 2/1/2025G	500,000	518,750

		10,115,714

Energy - 9.39%
Antero Resources Corp., 5.125%, Due 12/1/2022	300,000	306,453
Archrock Partners LP / Archrock Partners Finance Corp., 6.000%, Due 4/1/2021	250,000	253,125
Calfrac Holdings LP, 7.500%, Due 12/1/2020G	350,000	346,500
Carrizo Oil & Gas, Inc., 7.500%, Due 9/15/2020	145,000	147,900
Cheniere Energy Partners LP, 5.250%, Due 10/1/2025G	200,000	203,750
Chesapeake Energy Corp.,
8.000%, Due 12/15/2022G	24,000	25,740
8.000%, Due 6/15/2027G	275,000	273,281
Continental Resources, Inc., 5.000%, Due 9/15/2022	100,000	101,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.250%, Due 4/1/2023	200,000	208,500
CSI Compressco LP / CSI Compressco Finance, Inc., 7.250%, Due 8/15/2022	300,000	295,500
Denbury Resources, Inc., 9.000%, Due 5/15/2021G	250,000	255,625
Diamond Offshore Drilling, Inc., 4.875%, Due 11/1/2043	75,000	57,375
EP Energy LLC / Everest Acquisition Finance, Inc., 8.000%, Due 11/29/2024G	175,000	184,188
Gulfport Energy Corp., 6.375%, Due 1/15/2026G	500,000	507,500
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%, Due 2/15/2026G	625,000	634,375
Hilcorp Energy I LP / Hilcorp Finance Co., 5.000%, Due 12/1/2024G	300,000	301,500
Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.750%, Due 4/1/2022	350,000	266,000
Laredo Petroleum, Inc., 5.625%, Due 1/15/2022	400,000	405,000
Nabors Industries, Inc., 5.500%, Due 1/15/2023	425,000	425,000
Newfield Exploration Co., 5.375%, Due 1/1/2026	425,000	448,906
Oceaneering International, Inc., 4.650%, Due 11/15/2024	500,000	486,250
Parker Drilling Co., 6.750%, Due 7/15/2022	250,000	215,000
Parsley Energy LLC / Parsley Finance Corp., 5.375%, Due 1/15/2025G	200,000	202,000
Peabody Energy Corp., 6.000%, Due 3/31/2022G	75,000	77,903
Pioneer Energy Services Corp., 6.125%, Due 3/15/2022	200,000	179,000
QEP Resources, Inc., 5.625%, Due 3/1/2026	350,000	357,000
SESI LLC, 7.125%, Due 12/15/2021	500,000	511,875
SM Energy Co., 5.625%, Due 6/1/2025	175,000	173,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, Due 8/15/2022	125,000	126,250
Sunoco LP / Sunoco Finance Corp., 4.875%, Due 1/15/2023G	100,000	101,852
WPX Energy, Inc., 7.500%, Due 8/1/2020	168,000	181,440

		8,259,288

Financial - 6.81%
Acrisure LLC / Acrisure Finance, Inc., 7.000%, Due 11/15/2025G	425,000	421,812
Ally Financial, Inc., 5.125%, Due 9/30/2024	300,000	316,125
Cornerstone Chemical Co., 6.750%, Due 8/15/2024G	100,000	100,250
Credit Acceptance Corp.,
6.125%, Due 2/15/2021	575,000	580,750
7.375%, Due 3/15/2023	100,000	104,500
CyrusOne LP / CyrusOne Finance Corp., 5.375%, Due 3/15/2027	125,000	130,000
Equinix, Inc.,
5.375%, Due 1/1/2022	250,000	259,063
5.875%, Due 1/15/2026	250,000	265,625
FelCor Lodging LP, 5.625%, Due 3/1/2023	375,000	384,375
Greystar Real Estate Partners LLC, 5.750%, Due 12/1/2025G	50,000	51,375
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
6.000%, Due 8/1/2020	300,000	307,035
6.250%, Due 2/1/2022	100,000	102,750
iStar, Inc., 4.625%, Due 9/15/2020	300,000	303,750

See accompanying notes

13

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 61.91% (continued)
Financial - 6.81% (continued)
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, Due 8/1/2021G	$90,000	$92,925
LPL Holdings, Inc., 5.750%, Due 9/15/2025G	425,000	433,500
Navient Corp., 5.875%, Due 3/25/2021	1,000,000	1,030,000
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, Due 12/15/2022G	175,000	180,661
SBA Communications Corp., 4.875%, Due 7/15/2022	400,000	409,500
Springleaf Finance Corp., 5.250%, Due 12/15/2019	500,000	515,000

		5,988,996

Industrial - 4.57%
Energizer Holdings, Inc., 5.500%, Due 6/15/2025G	650,000	666,250
Gibraltar Industries, Inc., 6.250%, Due 2/1/2021	250,000	253,750
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, Due 12/15/2023G	575,000	612,375
Ingram Micro, Inc.,
5.000%, Due 8/10/2022	100,000	99,760
5.450%, Due 12/15/2024	350,000	346,685
Novelis Corp., 5.875%, Due 9/30/2026G	500,000	515,295
Plastipak Holdings, Inc., 6.250%, Due 10/15/2025G	175,000	181,563
Standard Industries, Inc., 5.375%, Due 11/15/2024G	500,000	517,500
TransDigm, Inc., 6.000%, Due 7/15/2022	550,000	564,437
Tutor Perini Corp., 6.875%, Due 5/1/2025G	250,000	266,250

		4,023,865

Technology - 4.32%
Advanced Micro Devices, Inc., 7.000%, Due 7/1/2024	500,000	525,000
BMC Software Finance, Inc., 8.125%, Due 7/15/2021G	500,000	500,625
First Data Corp., 7.000%, Due 12/1/2023G	425,000	447,580
Harland Clarke Holdings Corp., 8.375%, Due 8/15/2022G	75,000	78,188
Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, Due 5/1/2021, Cash (7.125%) or PIK (7.875%)G	150,000	153,000
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.000%, Due 7/15/2025G	500,000	528,750
Micron Technology, Inc., 5.500%, Due 2/1/2025	33,000	34,609
NCR Corp., 5.000%, Due 7/15/2022	500,000	510,150
Solera LLC / Solera Finance, Inc., 10.500%, Due 3/1/2024G	425,000	476,531
Western Digital Corp., 7.375%, Due 4/1/2023G	500,000	544,375

		3,798,808

Utilities - 2.66%
AES Corp.,
5.500%, Due 3/15/2024	250,000	257,575
6.000%, Due 5/15/2026	125,000	134,063
Calpine Corp., 5.250%, Due 6/1/2026G	700,000	686,875
Dynegy, Inc., 7.375%, Due 11/1/2022	500,000	528,200
NRG Energy, Inc.,
6.250%, Due 7/15/2022	100,000	103,625
6.250%, Due 5/1/2024	250,000	261,345
Talen Energy Supply LLC, 9.500%, Due 7/15/2022G	350,000	365,925

		2,337,608

Total Corporate Obligations (Cost $54,180,211)		54,451,058

FOREIGN CORPORATE OBLIGATIONS - 17.94%
Basic Materials - 2.05%
Alcoa Nederland Holding B.V., 7.000%, Due 9/30/2026G	350,000	387,975
Constellium N.V., 5.750%, Due 5/15/2024G	100,000	102,250
INEOS Group Holdings S.A., 5.625%, Due 8/1/2024G	250,000	256,563
New Gold, Inc., 6.250%, Due 11/15/2022G	700,000	717,500
NOVA Chemicals Corp., 4.875%, Due 6/1/2024G	125,000	125,781
Perstorp Holding AB, 8.500%, Due 6/30/2021G	204,000	217,362

		1,807,431

Communications - 2.93%
Altice Luxembourg S.A., 7.750%, Due 5/15/2022G	100,000	96,000
SFR Group S.A., 6.000%, Due 5/15/2022G	350,000	341,583
Telecom Italia SpA, 5.303%, Due 5/30/2024G	400,000	422,500
Virgin Media Finance PLC, 6.375%, Due 4/15/2023G	500,000	515,000
VTR Finance B.V., 6.875%, Due 1/15/2024G	290,000	305,225

See accompanying notes

14

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 17.94% (continued)
Communications - 2.93% (continued)
Wind Tre SpA, 5.000%, Due 1/20/2026G	$500,000	$453,810
Ziggo Bond Finance B.V., 6.000%, Due 1/15/2027G	150,000	147,750
Ziggo Secured Finance B.V., 5.500%, Due 1/15/2027G	300,000	297,750

		2,579,618

Consumer, Cyclical - 3.29%
1011778 BC ULC / New Red Finance, Inc., 4.250%, Due 5/15/2024G	500,000	491,250
Aston Martin Capital Holdings Ltd., 6.500%, Due 4/15/2022G	400,000	422,500
Fiat Chrysler Automobiles N.V., 5.250%, Due 4/15/2023	150,000	158,700
International Game Technology PLC, 6.500%, Due 2/15/2025G	500,000	556,250
Mclaren Finance PLC, 5.750%, Due 8/1/2022G	375,000	384,563
Melco Resorts Finance Ltd., 4.875%, Due 6/6/2025G	225,000	224,781
Silversea Cruise Finance Ltd., 7.250%, Due 2/1/2025G	250,000	269,500
Viking Cruises Ltd., 6.250%, Due 5/15/2025G	300,000	310,500
VOC Escrow Ltd., 5.000%, Due 2/15/2028G	75,000	74,625

		2,892,669

Consumer, Non-Cyclical - 1.91%
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025G	100,000	102,000
IHS Markit Ltd., 5.000%, Due 11/1/2022G	325,000	344,906
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC, 5.625%, Due 10/15/2023G	350,000	299,250
Valeant Pharmaceuticals International, Inc.,
7.000%, Due 3/15/2024G	500,000	531,720
6.125%, Due 4/15/2025G	450,000	402,840

		1,680,716

Energy - 2.60%
Ensco PLC, 5.750%, Due 10/1/2044	225,000	160,594
MEG Energy Corp.,
6.375%, Due 1/30/2023G	300,000	258,000
7.000%, Due 3/31/2024G	50,000	43,313
Noble Holding International Ltd., 7.750%, Due 1/15/2024	325,000	301,437
Transocean, Inc., 8.375%, Due 12/15/2021	250,000	276,875
Weatherford International Ltd.,
5.125%, Due 9/15/2020	500,000	512,500
4.500%, Due 4/15/2022	250,000	236,250
Welltec A/S, 9.500%, Due 12/1/2022G	475,000	496,612

		2,285,581

Financial - 1.38%
goeasy Ltd., 7.875%, Due 11/1/2022G	325,000	346,938
Intesa Sanpaolo SpA, 5.017%, Due 6/26/2024G	600,000	612,474
Royal Bank of Scotland Group PLC, 4.700%, Due 7/3/2018	250,000	252,524

		1,211,936

Industrial - 2.54%
Ardagh Packaging Finance PLC , 7.250%, Due 5/15/2024G	300,000	322,410
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, Due 5/15/2023G	50,000	50,500
Bombardier, Inc., 6.000%, Due 10/15/2022G	550,000	550,000
Cemex S.A.B. de C.V., 7.750%, Due 4/16/2026G	500,000	566,250
Park Aerospace Holdings Ltd.,
5.250%, Due 8/15/2022G	250,000	246,875
5.500%, Due 2/15/2024G	500,000	495,000

		2,231,035

Technology - 1.24%
Open Text Corp., 5.875%, Due 6/1/2026G	550,000	578,875
Seagate HDD Cayman, 4.750%, Due 6/1/2023	500,000	514,375

		1,093,250

Total Foreign Corporate Obligations (Cost $15,663,957)		15,782,236

See accompanying notes

15

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 2.48% (Cost $2,182,064)
Investment Companies - 2.48%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%F H	2,182,064	$2,182,064

TOTAL INVESTMENTS - 96.64% (Cost $84,572,898)		85,001,861
OTHER ASSETS, NET OF LIABILITIES - 3.36%		2,953,931

TOTAL NET ASSETS - 100.00%		$87,955,792

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $507 or 0.00% of net assets. Value was determined using significant unobservable inputs.

C Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

D Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of January 31, 2018.

E Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $39,946 or 0.05% of net assets. Of this amount, $8,333 relates to Institutional Shareholder Services, Inc., $9,511 relates to Lakeland Tours LLC, and $22,102 relates to TGP Holdings III LLC.

F 7-day yield.

G Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $35,932,850 or 40.85% of net assets. The Fund has no right to demand registration of these securities.

H The Fund is affiliated by having the same investment advisor.

DIP - Debtor in Possession.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LLLP - Limited Liability Limited Partnership.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2018, the investments were classified as described below:

Crescent Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$-	$-	$507	$507
Bank Loan Obligations	-	12,585,996	-	12,585,996
Corporate Obligations	-	54,451,058	-	54,451,058
Foreign Corporate Obligations	-	15,782,236	-	15,782,236
Short-Term Investments	2,182,064	-	-	2,182,064

Total Investments in Securities – Assets	$2,182,064	$82,819,290	$507	$85,001,861

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended January 31, 2018, there were transfers from Level 1 to Level 3, with a fair value of $507, due to the security being priced by a single broker quote.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

See accompanying notes

16

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2018

Security Type	Balance as of 1/31/2017	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$-	$-	$-	$-	$-	$-	$507	$-	$507	$507

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

The common stocks classified as Level 3 were fair valued using private valuation reports provided to the Fund’s Sub-Advisor from a pricing vendor.

See accompanying notes

17

American Beacon Crescent Short Duration High Income FundSM

Statement of Assets and Liabilities

January 31, 2018

Assets:
Investments in unaffiliated securities, at fair value†	$82,819,797
Investments in affiliated securities, at fair value‡	2,182,064
Cash	16,644
Dividends and interest receivable	1,178,117
Receivable for investments sold	4,601,394
Receivable for fund shares sold	478,557
Receivable for expense reimbursement (Note 2)	33,172
Prepaid expenses	27,897

Total assets	91,337,642

Liabilities:
Payable for investments purchased	3,070,808
Payable for fund shares redeemed	93,696
Dividends payable	2,321
Unfunded loan commitments	39,946
Management and sub-advisory fees payable (Note 2)	54,556
Service fees payable (Note 2)	1,363
Transfer agent fees payable (Note 2)	1,339
Custody and fund accounting fees payable	43,804
Professional fees payable	62,204
Trustee fees payable (Note 2)	280
Payable for prospectus and shareholder reports	7,743
Other liabilities	3,790

Total liabilities	3,381,850

Net assets	$87,955,792

Analysis of net assets:
Paid-in-capital	$89,965,244
Undistributed net investment income	30,552
Accumulated net realized (loss)	(2,468,967)
Unrealized appreciation of investments in unaffiliated securitiesA	428,963

Net assets	$87,955,792

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	8,230,944

Y Class	614,123

Investor Class	102,123

A Class	171,455

C Class	55,924

Net assets:
Institutional Class	$78,914,147

Y Class	$5,883,759

Investor Class	$979,646

A Class	$1,642,414

C Class	$535,826

Net asset value, offering and redemption price per share:
Institutional Class	$9.59

Y Class	$9.58

Investor Class	$9.59

A Class	$9.58

A Class (offering price)	$9.83

C Class	$9.58

† Cost of investments in unaffiliated securities	$82,390,834
‡ Cost of investments in affiliated securities	$2,182,064
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

18

American Beacon Crescent Short Duration High Income FundSM

Statement of Operations

For the year ended January 31, 2018

Investment income:
Dividend income from affiliated securities	$34,409
Interest income	4,572,529

Total investment income	4,606,938

Expenses:
Management and sub-advisory fees (Note 2)	602,428
Transfer agent fees:
Institutional Class (Note 2)	7,379
Y Class (Note 2)	4,414
Investor Class	1,706
A Class	12
Custody and fund accounting fees	57,941
Professional fees	80,629
Registration fees and expenses	69,195
Service fees (Note 2):
Y Class	980
Investor Class	4,858
A Class	2,426
C Class	870
Distribution fees (Note 2):
A Class	4,043
C Class	5,799
Prospectus and shareholder report expenses	24,634
Trustee fees (Note 2)	4,559
Other expenses	13,302

Total expenses	885,175

Net fees waived and expenses (reimbursed) (Note 2)	(175,701)

Net expenses	709,474

Net investment income	3,897,464

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	323,728
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	(801,438)

Net (loss) from investments	(477,710)

Net increase in net assets resulting from operations	$3,419,754

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

19

American Beacon Crescent Short Duration High Income FundSM

Statement of Changes in Net Assets

	Year Ended January 31, 2018	Year Ended January 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$3,897,464	$2,419,008
Net realized gain (loss) from investments in unaffiliated securities	323,728	(1,100,111)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	(801,438)	4,409,874

Net increase in net assets resulting from operations	3,419,754	5,728,771

Distributions to shareholders:
Net investment income:
Institutional Class	(3,407,440)	(1,882,382)
Y Class	(295,367)	(321,091)
Investor Class	(86,903)	(147,957)
A Class	(72,041)	(50,709)
C Class	(21,430)	(16,867)

Net distributions to shareholders	(3,883,181)	(2,419,006)

Capital share transactions (Note 9):
Proceeds from sales of shares	32,726,092	19,803,117
Reinvestment of dividends and distributions	3,843,806	2,333,667
Cost of shares redeemed	(10,553,290)	(13,547,704)

Net increase in net assets from capital share transactions	26,016,608	8,589,080

Net increase in net assets	25,553,181	11,898,845

Net assets:
Beginning of period	62,402,611	50,503,766

End of period*	$87,955,792	$62,402,611

*Includes undistributed net investment income	$30,552	$310

See accompanying notes

20

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of January 31, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Crescent Short Duration High Income Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows

21

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid monthly and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant

22

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of January 31, 2018, based on management’s evaluation of the shareholder account base, two accounts in the Crescent Short Duration High Income Fund have been identified as representing an unaffiliated significant ownership of approximately 43% of the Fund’s outstanding shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisor pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $250 million	0.40%
Next $750 million	0.35%
Over $1 billion	0.30%

The Management and Sub-Advisory Fees paid by the Fund during the year ended January 31, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$281,133
Sub-Advisor Fees	0.40%	321,295

Total	0.75%	$602,428

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligates the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties

23

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Effective April 1, 2017, the Fund terminated the service plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017 the Fund agreed to compensate the intermediary for providing services to Y class. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended January 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Crescent Short Duration High Income	$8,811

As of January 31, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Crescent Short Duration High Income	$603

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2018, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Crescent Short Duration High Income	$4,167

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2018, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended January 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2017 - 1/31/2018	Reimbursed Expenses	(Recouped) Expenses
Crescent Short Duration High Income	Institutional	0.85%	$155,995	$-	2021
Crescent Short Duration High Income	Y	0.95%	12,077	-	2021
Crescent Short Duration High Income	Investor	1.23%	3,090	-	2021
Crescent Short Duration High Income	A	1.25%	3,350	-	2021
Crescent Short Duration High Income	C	2.00%	1,189	-	2021

Of these amounts, $33,172 is disclosed as a receivable from the Manager to the Crescent Short Duration High Income Fund on the Statement of Assets and Liabilities at January 31, 2018. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Crescent Short Duration High Income	$-	$180,253	$-	2019
Crescent Short Duration High Income	-	201,928	-	2020

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended January 31, 2018, Foreside collected $1,403 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2018, there were no CDSC fees collected for Class A Shares of the Fund.

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2018, CDSC fees of $329 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

The Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statement of Assets and Liabilities and Statement of Operations.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Floating Rate Loan Interest

The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statement of Assets and Liabilities and Statement of Operations.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended January 31, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

Floating Rate Securities Risk

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, June 2017, and December 2017 and has signaled additional increases in 2018. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Liquidity Risk

The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

33

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended January 31, 2018	Year Ended January 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$3,407,440	$1,882,382
Y Class	295,367	321,091
Investors Class	86,903	147,957
A Class	72,041	50,709
C Class	21,430	16,867

Total distributions paid	$3,883,181	$2,419,006

* For tax purposes, short-term capital gains are considered ordinary income distributions.

34

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

As of January 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Crescent Short Duration High Income	$84,578,961	$1,222,972	$(800,072)	$422,900

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Crescent Short Duration High Income	$422,900	$32,873	$-	$(2,462,904)	$(2,321)	$(2,009,452)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and dividends payable.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from paydown reclasses as of January 31, 2018:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Crescent Short Duration High Income	$-	$15,959	$(15,959)	$-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year January 31, 2018, the Fund had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Crescent Short Duration High Income	$1,116,531	$1,346,373

The Fund utilized $275,396 in long-term capital loss carryforwards. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Crescent Short Duration High Income	$82,806,687	$-	$56,850,121	$-

35

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

A summary of the Fund’s transactions in the USG Select Fund for the year ended January 31, 2018 were as follows:

Fund	Type of Transaction	January 31, 2017 Share/Fair Value	Purchases	Sales	January 31, 2018 Share/Fair Value	Dividend Income
Crescent Short Duration High Income	Direct	$2,498,843	$50,617,922	$50,934,701	$2,182,064	$34,409

8.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended January 31, 2018, the Fund did not utilize this facility.

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended January 31,
	2018		2017
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	3,035,175	$29,281,462	1,604,936	$15,345,755
Reinvestment of dividends	353,215	3,406,053	199,329	1,878,899
Shares redeemed	(536,404)	(5,189,606)	(530,776)	(4,904,046)

Net increase in shares outstanding	2,851,986	$27,497,909	1,273,489	$12,320,608

	Y Class
	Year Ended January 31,
	2018		2017
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	216,234	$2,083,182	374,672	$3,523,009
Reinvestment of dividends	29,095	280,460	30,309	285,423
Shares redeemed	(283,003)	(2,725,395)	(695,631)	(6,454,380)

Net (decrease) in shares outstanding	(37,674)	$(361,753)	(290,650)	$(2,645,948)

36

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2018

	Investor Class
	Year Ended January 31,
	2018		2017
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	28,126	$271,672	45,154	$424,004
Reinvestment of dividends	7,617	73,541	11,800	111,013
Shares redeemed	(211,566)	(2,043,360)	(174,202)	(1,643,102)

Net (decrease) in shares outstanding	(175,823)	$(1,698,147)	(117,248)	$(1,108,085)

	A Class
	Year Ended January 31,
	2018		2017
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	83,232	$802,939	26,753	$254,321
Reinvestment of dividends	6,732	64,862	4,742	44,656
Shares redeemed	(41,404)	(399,151)	(23,427)	(221,496)

Net increase in shares outstanding	48,560	$468,650	8,068	$77,481

	C Class
	Year Ended January 31,
	2018		2017
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	29,843	$286,837	27,226	$256,028
Reinvestment of dividends	1,959	18,890	1,451	13,676
Shares redeemed	(20,299)	(195,778)	(34,989)	(324,680)

Net increase (decrease) in shares outstanding	11,503	$109,949	(6,312)	$(54,976)

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

37

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,			October 1, 2014A to January 31,

	2018	2017	2016	2015

Net asset value, beginning of period	$9.64	$9.01	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.47	0.46	0.47	0.16
Net gains (losses) on investments (both realized and unrealized)	(0.05)	0.63	(0.67)	(0.32)

Total income (loss) from investment operations	0.42	1.09	(0.20)	(0.16)

Less distributions:
Dividends from net investment income	(0.47)	(0.46)	(0.47)	(0.16)
Distributions from net realized gains	-	-	-	-

Total distributions	(0.47)	(0.46)	(0.47)	(0.16)

Net asset value, end of period	$9.59	$9.64	$9.01	$9.68

Total returnB	4.45%	12.38%	(2.23)%	(1.65	)%C

Ratios and supplemental data:
Net assets, end of period	$78,914,147	$51,834,666	$36,971,459	$33,903,138
Ratios to average net assets:
Expenses, before reimbursements	1.07%	1.26%	1.27%	2.24	%D
Expenses, net of reimbursements	0.85%	0.85%	0.85%	0.85	%D
Net investment income, before expense reimbursements	4.66%	4.51%	4.41%	3.37	%D
Net investment income, net of reimbursements	4.89%	4.93%	4.83%	4.76	%D
Portfolio turnover rate	75%	95%	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

38

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,			October 1, 2014A to January 31,

	2018	2017	2016	2015

Net asset value, beginning of period	$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.46	0.45	0.46	0.15
Net gains (losses) on investments (both realized and unrealized)	(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	0.41	1.08	(0.22)	(0.17)

Less distributions:
Dividends from net investment income	(0.46)	(0.45)	(0.46)	(0.15)
Distributions from net realized gains	-	-	-	-

Total distributions	(0.46)	(0.45)	(0.46)	(0.15)

Net asset value, end of period	$9.58	$9.63	$9.00	$9.68

Total returnB	4.33%	12.27%	(2.39)%	(1.68	)%C

Ratios and supplemental data:
Net assets, end of period	$5,883,759	$6,277,416	$8,481,991	$98,343
Ratios to average net assets:
Expenses, before reimbursements	1.14%	1.36%	1.29%	7.71	%D
Expenses, net of reimbursements	0.95%	0.95%	0.95%	0.95	%D
Net investment income (loss), before expense reimbursements	4.59%	4.42%	4.80%	(2.11	)%D
Net investment income, net of reimbursements	4.78%	4.83%	5.14%	4.64	%D
Portfolio turnover rate	75%	95%	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

39

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,			October 1, 2014A to January 31,

	2018	2017	2016	2015

Net asset value, beginning of period	$9.64	$9.01	$9.69	$10.00

Income (loss) from investment operations:
Net investment income	0.44	0.43	0.44	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.06)	0.63	(0.68)	(0.31)

Total income (loss) from investment operations	0.38	1.06	(0.24)	(0.17)

Less distributions:
Dividends from net investment income	(0.43)	(0.43)	(0.44)	(0.14)
Distributions from net realized gains	-	-	-	-

Total distributions	(0.43)	(0.43)	(0.44)	(0.14)

Net asset value, end of period	$9.59	$9.64	$9.01	$9.69

Total returnB	4.04%	11.96%	(2.67)%	(1.67	)%C

Ratios and supplemental data:
Net assets, end of period	$979,646	$2,679,338	$3,560,159	$189,898
Ratios to average net assets:
Expenses, before reimbursements	1.39%	1.56%	1.46%	6.21	%D
Expenses, net of reimbursements	1.23%	1.23%	1.23%	1.23	%D
Net investment income (loss), before expense reimbursements	4.33%	4.22%	4.44%	(0.41	)%D
Net investment income, net of reimbursements	4.49%	4.55%	4.68%	4.57	%D
Portfolio turnover rate	75%	95%	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

40

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,			October 1, 2014A to January 31,

	2018	2017	2016	2015

Net asset value, beginning of period	$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.43	0.43	0.43	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	0.38	1.06	(0.25)	(0.18)

Less distributions:
Dividends from net investment income	(0.43)	(0.43)	(0.43)	(0.14)
Distributions from net realized gains	-	-	-	-

Total distributions	(0.43)	(0.43)	(0.43)	(0.14)

Net asset value, end of period	$9.58	$9.63	$9.00	$9.68

Total returnB	4.02%	11.94%	(2.71)%	(1.78	)%C

Ratios and supplemental data:
Net assets, end of period	$1,642,414	$1,183,362	$1,033,329	$98,255
Ratios to average net assets:
Expenses, before reimbursements	1.46%	1.66%	1.55%	7.97	%D
Expenses, net of reimbursements	1.25%	1.25%	1.25%	1.25	%D
Net investment income (loss), before expense reimbursements	4.26%	4.13%	4.28%	(2.37	)%D
Net investment income, net of reimbursements	4.47%	4.54%	4.59%	4.36	%D
Portfolio turnover rate	75%	95%	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

41

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,			October 1, 2014A to January 31,

	2018	2017	2016	2015

Net asset value, beginning of period	$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.35	0.36	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	0.31	0.98	(0.32)	(0.20)

Less distributions:
Dividends from net investment income	(0.36)	(0.35)	(0.36)	(0.12)
Distributions from net realized gains	-	-	-	-

Total distributions	(0.36)	(0.35)	(0.36)	(0.12)

Net asset value, end of period	$9.58	$9.63	$9.00	$9.68

Total returnB	3.24%	11.10%	(3.40)%	(2.03	)%C

Ratios and supplemental data:
Net assets, end of period	$535,826	$427,829	$456,828	$97,911
Ratios to average net assets:
Expenses, before reimbursements	2.21%	2.41%	2.36%	8.70	%D
Expenses, net of reimbursements	2.00%	2.00%	2.00%	2.00	%D
Net investment income (loss), before expense reimbursements	3.51%	3.37%	3.76%	(3.12	)%D
Net investment income, net of reimbursements	3.71%	3.78%	4.12%	3.59	%D
Portfolio turnover rate	75%	95%	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

42

American Beacon Crescent Short Duration High Income FundSM

Federal Tax Information

January 31, 2018 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended January 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Fund designated the following items with regard to distributions paid during the fiscal year ended January 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Long-Term Capital Gain Distributions:

Crescent Short Duration High Income	$-

Short-Term Capital Gain Distributions:

Crescent Short Duration High Income	$-

Shareholders received notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-five funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (57)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).
Lifetime of Trust until removal, resignation or retirement*

Douglas A. Lindgren*** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015 – Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos(48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

46

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

47

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

48

American Beacon FundsSM

Privacy Policy

January 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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52

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Crescent Short Duration High Income Fund are service marks of American Beacon Advisors, Inc.

AR 1/18

American Beacon®
FUNDS

2018 ANNUAL REPORT

January 31, 2018

GLOBAL EVOLUTION FRONTIER MARKETS INCOME FUND

GLG TOTAL RETURN FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GLOBAL EVOLUTION FRONTIER MARKETS INCOME FUND

Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

GLG TOTAL RETURN FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed- income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions- based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Fixed-Income Market Overview

January 31, 2018 (Unaudited)

The global bond market produced positive returns over the 12-month period ended January 31, 2018, evidenced by the Bloomberg Barclays Global Aggregate Index return of 7.5%.

In response to better economic conditions, the U.S. Federal Reserve (the “Fed”) hiked rates at their March, June and December meetings during the 2017 calendar year. The rate hikes were highly anticipated and, thus, did not move markets as economic indicators and investor sentiment improved throughout the year. The U.S. Congress passed a tax-reform package in December, which gave the credit cycle an additional boost. The yield curve started flattening toward the end of the period, indicating the Fed’s rate hikes would help keep inflation in check. Other central banks, including the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), have not yet started raising rates, signifying some divergence among the three largest central banks.

Volatility throughout the period remained low by historical standards, which proved to be a healthy environment for credit markets as spreads moved lower. In the U.S., both high- and low-quality corporate credits had solid periods as investors continued to search for yield. The ICE BofAML US Corporate Index (Investment Grade) returned 5.1% and the ICE BofAML US High Yield Index returned 6.7% for the period.

Emerging and frontier market bonds performed well over the period as initial concerns over U.S. protectionism were replaced by optimism following a pickup in global growth and higher commodity prices. Market sentiment was occasionally shaken by country-specific news from countries like Brazil, Venezuela, South Africa and Turkey, as well as NAFTA negotiations exposing large conceptual disagreement. The JPMorgan Emerging Market Bond Index-Global Diversified (hard currency) posted a solid 8.6% return for the period. Local currency emerging-market results were even stronger as the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index was up 17.7%. The smaller, less-developed frontier economies also produced strong results, represented by the JPMorgan Next Generation Markets Index, which returned 14.8%.

The period ended with optimism as the theme of synchronized global growth continues to play out. However, many risks could develop since the domestic environment is tightening and U.S. Treasury yields are expected to rise. It remains to be seen how the markets will react when other central banks, such as ECB and BOJ, begin to phase out accommodative policies or inflation meaningfully picks up.

2

American Beacon Global Evolution Frontier Markets Income FundSM Performance Overview

January 31, 2018 (Unaudited)

The Investor Class of the American Beacon Global Evolution Frontier Markets Income Fund (the “Fund”) returned 15.47% for the twelve-month period ending January 31, 2018. The Fund outperformed the JPMorgan EMBI Global Diversified Index (the “Index”) (hard currency) return of 8.64% for the period. For additional comparison, the JPMorgan GBI-EM Global Diversified Index (local currency) returned 17.72%, and the JP Morgan NEXGEM Index (local currency frontier markets) returned 14.76%.

Comparison of Change in Value of a $10,000 Investment for the period from 2/25/2014 through 1/31/2018

Total Returns for the Period ended January 31, 2018
	Ticker	1 Year	3 Years	Since Inception 2/25/2014	Value of $10,000 2/25/2014- 1/31/2018
Institutional Class (1,3)	AGEIX	15.92%	7.81%	6.64%	$12,879
Y Class (1,3)	AGEYX	15.84%	7.63%	6.54%	$12,830
Investor Class (1,3)	AGEPX	15.47%	7.38%	6.24%	$12,690
A without Sales Charge (1,3)	AGUAX	15.39%	7.37%	6.22%	$12,679
A with Sales Charge (1,3)	AGUAX	9.88%	5.65%	4.91%	$12,076
C without Sales Charge (1,3)	AGECX	14.54%	6.56%	5.39%	$12,297
C with Sales Charge (1,3)	AGECX	13.54%	6.56%	5.39%	$12,297

JPMorgan EMBI Global Diversified Index (2)		8.64%	6.77%	6.88%	$12,994

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund was waived from Fund inception through 2015 and partially recovered in 2016. Performance prior to waiving fees was lower than actual returns shown through 2015. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

3

American Beacon Global Evolution Frontier Markets Income FundSM Performance Overview

January 31, 2018 (Unaudited)

2.	The JPMorgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.

3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.41%, 1.49%, 1.73%, 1.79% and 2.56%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Frontier markets performed well in the period as initial concerns over U.S. protectionism were replaced by optimism following a pickup in global growth and higher commodity prices. The Fund started the year with a small overweight in local currency exposure that steadily increased throughout the period.

The largest contributor to positive performance for the period was the overweight to local fixed income in Africa. In Zambia, the local currency position was a top contributor as the monetary easing cycle led to large capital gains as well as a contribution from high carry. Another top contributor was a local currency position in Mozambique where the commodity price recovery provided a tailwind and the currency appreciated after a multi-year currency crisis. A local currency position in Egypt performed strongly due to support provided by the IMF program which stabilized the Egyptian pound and allowed the high carry to contribute to performance. Additionally, local currency positions in Uganda and Nigeria were additive to performance.

The largest negative contributions to performance came from just three positions in Tajikistan, Ukraine and Algeria.

The sub-advisor’s investment process involves a top-down approach to assess macroeconomic factors affecting the relationships between developed, emerging and frontier countries, and a bottom-up process to identify fundamentally attractive investments. The sub-advisor also examines relative valuations across countries to identify appropriate risk-adjusted opportunities. This investment process has remained consistent since the Fund’s inception.

Top Ten Holdings (% Net Assets)
Dominican Republic International Bond, 11.500%, Due 5/10/2024		2.3
Mongolia Government International Bond, 8.750%, Due 3/9/2024		2.3
Angolan Government International Bond, 9.500%, Due 11/12/2025		2.2
Costa Rica Titulos de Propiedad, 9.660%, Due 9/30/2026		1.9
Ivory Coast Government International Bond, 5.750%, Due 12/31/2032		1.9
Republic of Cameroon International Bond, 9.500%, Due 11/19/2025		1.9
Iraq International Bond, 5.800%, Due 1/15/2028		1.8
Zambia Government Bond, 13.000%, Due 8/29/2026		1.7
Mozambique Government Bonds (Issuer ICBC Standard Bank PLC)		1.6
Republic of Tajikistan International Bond, 7.125%, Due 9/14/2027		1.6

Total Fund Holdings	117

Top Ten Country Weightings (% Investments)
Egypt		5.2
Sri Lanka		5.1
Ghana		5.1
Zambia		5.1
Nigeria		5.0
Argentina		4.9
Iraq		3.9
Uganda		3.8
Kenya		3.7
Ivory Coast		3.6

Sector Allocation (% Investments)
Foreign Sovereign Obligations		79.0
Credit-Linked Notes		19.7
Financial		1.3

4

American Beacon Global Evolution Frontier Markets Income FundSM Performance Overview

January 31, 2018 (Unaudited)

Country Allocation (% Investments)
Egypt	5.2
Sri Lanka	5.1
Ghana	5.1
Zambia	5.1
Nigeria	5.0
Argentina	4.9
Iraq	3.9
Uganda	3.8
Kenya	3.7
Ivory Coast	3.6
Dominican Republic	3.5
Ecuador	3.4
Ukraine	3.4
Uruguay	3.3
Angola	3.2
Costa Rica	3.1
Mongolia	3.0
Mozambique	2.8
Nicaragua	2.7
Kazakhstan	2.3
Cameroon	2.2
Georgia	1.9
Tajikistan	1.8
Supranational	1.7
Netherlands	1.5
United Kingdom	1.4
Ethiopia	1.3
Azerbaijan	1.2
Gabon	1.2
Tunisia	1.2
Paraguay	1.1
Suriname	1.0
Gambia	1.0
United States	1.0
Malawi	0.9
Rwanda	0.9
Armenia	0.9
Senegal	0.8
Belarus	0.8
Bosnia & Herzegovina	0.1

5

American Beacon GLG Total Return FundSM

Performance Overview

January 31, 2018 (Unaudited)

The Investor Class of the American Beacon GLG Total Return Fund (the “Fund”) returned -1.05% for the twelve-month period ended January 31, 2018. The Fund underperformed the BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index (the “Index”) return of 1.16% for the same period. For additional comparison, the JP Morgan EMBI Global Index (hard currency) returned 7.56%, and the JP Morgan GBI-EM Global Diversified Index (local currency) returned 17.72%.

Comparison of Change in Value of a $10,000 Investment for the period from 5/20/2016 through 1/31/2018

Total Returns for the Period ended January 31, 2018
	Ticker	1 Year	Since Inception 5/20/2016	Value of $10,000 5/20/2016- 1/31/2018
Institutional Class (1,3)	GLGIX	-0.64%	4.21%	$10,726
Y Class (1,3)	GLGYX	-0.78%	4.06%	$10,701
Investor Class (1,3)	GLGPX	-1.05%	3.78%	$10,652
A without Sales Charge (1,3)	GLGAX	-1.15%	3.72%	$10,641
A Class with Sales Charge (1,3)	GLGAX	-5.83%	0.79%	$10,135
C without Sales Charge (1,3)	GLGCX	-1.86%	2.94%	$10,506
C Class with Sales Charge (1,3)	GLGCX	-2.86%	2.94%	$10,506
Ultra Class (1,3)	GLGUX	-0.57%	4.25%	$10,734

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (2)		1.16%	0.98%	$10,167
JPMorgan EMBI Global Index (2)		7.56%	7.27%	$11,269

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance

6

American Beacon GLG Total Return FundSM

Performance Overview

January 31, 2018 (Unaudited)

prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London Interbank Offered Rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The JPMorgan EMBI Global Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by emerging market governments. One cannot directly invest in an index.

3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and Ultra Class shares were 2.10%, 5.32%, 5.15%, 5.63%, 6.38% and 2.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Emerging-market debt continued to post strong returns during the period as investors flocked to the incremental yield and diversification of the asset class. In early 2017, however, the Fund began to adopt a defensive posture toward the market as valuations appeared to become stretched and investor exposures had become crowded. The Fund did maintain positions in higher-quality, short-duration sovereign and quasi-sovereign bonds denominated in U.S. dollars to generate income for the Fund, but the broader emerging-market exposures were significantly reduced.

The Fund reduced its exposures to local currencies early in the period, and by mid-2017, the Fund held a net short position in currency. The primary shorts were in the Brazilian real, Indonesian rupiah, South Korean won and Russian ruble. The Fund held a long position in the Mexican peso that added value, but overall, the Fund was short currency.

In addition, the Fund reduced its credit exposure to a variety of emerging market countries as credit spreads became too narrow to justify the risk. The Fund developed this position primarily by entering into credit default swap transactions wherein the Fund purchased credit protection on the sovereign issuers. This resulted in net short exposure to emerging market credit risk. By period end, the largest short positions were in Argentina, Indonesia, South Africa, Lebanon and Russia.

Investor sentiment toward emerging market credit had become significantly overweight, and the fundamentals in many countries were weakening (current account balances, inflation expectations, currency valuations, fiscal spending, etc.). Credit spreads also had become historically narrow as investors searched for yield. As a result, the Fund positioned itself for an eventual reversal in the markets.

The sub-advisor has maintained a consistent top-down and bottom-up approach toward the markets since the Fund’s inception, and the sub-advisor seeks to generate attractive long-term results with lower volatility than that of the emerging markets over a full market cycle.

Top Ten Holdings (% Net Assets)
U.S. Treasury Bills, 0.010%, Due 3/1/2018		28.4
U.S. Treasury Bills, 0.010%, Due 5/3/2018		14.4
U.S. Treasury Bills, 0.010%, Due 4/26/2018		9.4
U.S. Treasury Bills, Due 2/1/2018		8.8
U.S. Treasury Bills, 0.010%, Due 3/29/2018		8.6
U.S. Treasury Bills, Due 5/31/2018		6.7
Turkey Government International Bond, 6.750%, Due 4/3/2018		4.5
U.S. Treasury Bills, 0.010%, Due 6/14/2018		3.4
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, Due 6/16/2018		1.7
Republic of South Africa Government International Fund, 6.875%, Due 5/27/2019		1.5

Total Fund Holdings	27

7

American Beacon GLG Total Return FundSM

Performance Overview

January 31, 2018 (Unaudited)

Sector Exposures (%)	Fund[1] Long/(Short)
Foreign Sovereign		10.4
Turkey	4.5
South Africa	2.7
Brazil	1.8
Indonesia	0.8
Colombia	0.6
Foreign Corporate Obligations		6.3
Energy	4.2
Financial	1.4
Utilities	0.7
Cash & Cash Equivalent		79.7

U.S. dollar denominated.

[1]	Percentages represent the Fund’s risk-based, notional exposure as a percentage of the Fund’s total net assets. Due to the use of derivative instruments, which typically introduce leverage, percentages may not add to 100%.

Country Allocation (% Investments)
United States	83.0
Turkey	5.0
South Africa	2.7
Mexico	2.5
Brazil	2.1
British Virgin Islands	1.4
Indonesia	0.9
India	0.8
Israel	0.6
Colombia	0.6
Malaysia	0.4

8

American Beacon FundsSM

Expense Examples

January 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2017 through January 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

January 31, 2018 (Unaudited)

American Beacon Global Evolution Frontier Markets Income Fund
	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Expenses Paid During Period 8/1/2017-1/31/2018*
Institutional Class
Actual	$1,000.00	$1,062.00	$5.98
Hypothetical**	$1,000.00	$1,019.40	$5.85
Y Class
Actual	$1,000.00	$1,060.50	$6.49
Hypothetical**	$1,000.00	$1,018.90	$6.36
Investor Class
Actual	$1,000.00	$1,059.00	$8.15
Hypothetical**	$1,000.00	$1,017.30	$7.98
A Class
Actual	$1,000.00	$1,058.90	$8.04
Hypothetical**	$1,000.00	$1,017.40	$7.88
C Class
Actual	$1,000.00	$1,054.80	$11.91
Hypothetical**	$1,000.00	$1,013.60	$11.67

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.15%, 1.25%, 1.57%, 1.55%, and 2.30% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon GLG Total Return Fund
	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Expenses Paid During Period 8/1/2017-1/31/2018*
Institutional Class
Actual	$1,000.00	$985.40	$5.25
Hypothetical**	$1,000.00	$1,019.90	$5.35
Y Class
Actual	$1,000.00	$984.30	$5.75
Hypothetical**	$1,000.00	$1,019.40	$5.85
Investor Class
Actual	$1,000.00	$983.10	$7.15
Hypothetical**	$1,000.00	$1,018.00	$7.27
A Class
Actual	$1,000.00	$983.10	$7.25
Hypothetical**	$1,000.00	$1,017.90	$7.38
C Class
Actual	$1,000.00	$978.60	$10.97
Hypothetical**	$1,000.00	$1,014.10	$11.17
Ultra Class
Actual	$1,000.00	$985.40	$4.75
Hypothetical**	$1,000.00	$1,020.40	$4.84

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.05%, 1.15%, 1.43%, 1.45%, 2.20%, and 0.95% for the Institutional, Y, Investor, A, C, and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Global Evolution Frontier Markets Income Fund and American Beacon GLG Total Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Global Evolution Frontier Markets Income Fund and American Beacon GLG Total Return Fund (two of the series constituting American Beacon Funds, referred to hereafter as the “Funds”) as of January 31, 2018, the related statements of operations for the year ended January 31, 2018, the statements of changes in net assets for each of the periods listed in the table below, including the related notes, and the financial highlights for each of the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of changes in net assets and financial highlights
American Beacon Global Evolution Frontier Markets Income Fund	Each of the two years in the period ended January 31, 2018
American Beacon GLG Total Return Fund	Period May 20, 2016 (commencement of operations) through January 31, 2017 and the year ended January 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

With respect to the American Beacon Global Evolution Frontier Markets Income Fund, the financial statements as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, MA

March 27, 2018

We have served as the auditor of one or more American Beacon investment companies since 2016.

11

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount*		Fair Value

Angola - 2.74%
Credit-Linked Notes - 0.55%
Republic of Angola (Issuer Aurora Australis B.V.), 8.032%, Due 12/19/2023, (6 mo. USD LIBOR + 6.250%)A B		$1,125,000	$1,098,258

Foreign Sovereign Obligations - 2.19%
Angolan Government International Bond, 9.500%, Due 11/12/2025A		3,750,000	4,390,650

Total Angola (Cost $5,023,852)			5,488,908

Argentina - 4.05%
Foreign Sovereign Obligations - 4.05%
Argentina Bonar Bonds,
25.730%, Due 3/1/2018, (BADLARP Index + 2.750%)B	ARS	28,388,072	1,449,181
25.466%, Due 3/11/2019, (BADLARP Index + 2.500%)B	ARS	44,841,687	2,334,041
24.897%, Due 4/3/2022, (BADLARP Index + 2.000%)B	ARS	36,500,000	1,980,448
Argentine Bonos del Tesoro,
22.750%, Due 3/5/2018	ARS	17,750,000	901,310
21.200%, Due 9/19/2018	ARS	12,100,000	613,864
16.000%, Due 10/17/2023	ARS	16,250,000	830,017

Total Foreign Sovereign Obligations			8,108,861

Total Argentina (Cost $9,358,880)			8,108,861

Armenia - 0.76% (Cost $1,500,000)
Credit-Linked Notes - 0.76%
Republic of Armenia Treasury Bonds (Issuer Frontera Capital B.V.), 10.000%, Due 5/7/2021C D		1,500,000	1,519,657

Azerbaijan - 1.00% (Cost $2,000,000)
Credit-Linked Notes - 1.00%
Republic of Azerbaijan (Issuer Frontera Capital B.V.), 14.000%, Due 3/30/2020C D		2,000,000	2,002,972

Belarus - 0.68%
Foreign Sovereign Obligations - 0.68%
Republic of Belarus International Bond,
6.875%, Due 2/28/2023A		510,000	561,122
7.625%, Due 6/29/2027A		685,000	796,381

Total Foreign Sovereign Obligations			1,357,503

Total Belarus (Cost $1,189,716)			1,357,503

Bosnia & Herzegovina - 0.09% (Cost $210,081)
Foreign Sovereign Obligations - 0.09%
Bosnia & Herzegovina Government International Bond, 0.500%, Due 12/20/2021, Series B, (6 mo. EUR LIBOR + 0.813%)A B H	EUR	333,333	176,155

Cameroon, United Republic Of - 1.89% (Cost $3,466,231)
Foreign Sovereign Obligations - 1.89%
Republic of Cameroon International Bond, 9.500%, Due 11/19/2025A		3,200,000	3,794,112

Costa Rica - 2.67%
Foreign Sovereign Obligations - 2.67%
Costa Rica Titulos de Propiedad,
9.660%, Due 9/30/2026A	CRC	2,250,000,000	3,901,141
10.580%, Due 9/26/2029A	CRC	800,000,000	1,440,777

Total Foreign Sovereign Obligations			5,341,918

Total Costa Rica (Cost $5,427,877)			5,341,918

See accompanying notes

12

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount*		Fair Value

Dominican Republic - 2.97%
Foreign Sovereign Obligations - 2.97%
Dominican Republic Bond, 10.500%, Due 4/7/2023A	DOP	57,000,000	$1,301,600
Dominican Republic International Bond, 11.500%, Due 5/10/2024A	DOP	200,000,000	4,652,351

Total Foreign Sovereign Obligations			5,953,951

Total Dominican Republic (Cost $5,901,582)			5,953,951

Ecuador - 2.95%
Foreign Sovereign Obligations - 2.95%
Ecuador Government International Bond,
10.500%, Due 3/24/2020A		$1,400,000	1,536,500
8.750%, Due 6/2/2023A		660,000	726,000
9.650%, Due 12/13/2026A		1,550,000	1,767,000
9.625%, Due 6/2/2027A		500,000	567,500
8.875%, Due 10/23/2027A		1,200,000	1,306,500

Total Foreign Sovereign Obligations			5,903,500

Total Ecuador (Cost $5,436,293)			5,903,500

Egypt - 4.46%
Foreign Sovereign Obligations - 4.46%
Egypt Government Bond, 17.180%, Due 5/9/2027, Series 10YR	EGP	14,500,000	919,564
Egypt Treasury Bills,
18.400%, Due 11/27/2018	EGP	10,000,000	497,520
18.700%, Due 6/5/2018, Series 273D	EGP	19,000,000	1,015,732
21.200%, Due 7/24/2018, Series 364D	EGP	10,000,000	522,651
17.500%, Due 10/16/2018, Series 364D	EGP	10,000,000	506,065
17.700%, Due 11/13/2018, Series 364D	EGP	33,000,000	1,651,383
17.901%, Due 12/11/2018, Series 364D	EGP	12,000,000	593,582
17.343%, Due 1/8/2019, Series 364D	EGP	41,000,000	2,002,383
16.810%, Due 1/22/2019, Series 364D	EGP	25,000,000	1,215,585

Total Foreign Sovereign Obligations			8,924,465

Total Egypt (Cost $8,733,165)			8,924,465

Ethiopia - 1.11%
Foreign Sovereign Obligations - 1.11%
Ethiopia International Bond,
6.625%, Due 12/11/2024A		1,600,000	1,690,336
6.625%, Due 12/11/2024A		500,000	528,230

Total Foreign Sovereign Obligations			2,218,566

Total Ethiopia (Cost $2,077,418)			2,218,566

Gabon - 1.04%
Foreign Sovereign Obligations - 1.04%
Gabon Government International Bond,
6.375%, Due 12/12/2024A		1,150,000	1,161,730
6.950%, Due 6/16/2025A		900,000	929,178

Total Foreign Sovereign Obligations			2,090,908

Total Gabon (Cost $2,011,956)			2,090,908

Gambia - 0.80% (Cost $1,599,718)
Credit-Linked Notes - 0.80%
Republic of Gambia (Issuer Frontera Capital B.V.), 11.180%, Due 8/9/2021C D		1,600,000	1,600,755

Georgia - 1.58%
Credit-Linked Notes - 1.58%
Georgia Government (Issuer Frontera Capital B.V.), 10.000%, Due 8/4/2021A C		$1,250,000	1,231,845
Georgia Government (Issuer Zambezi B.V.), 9.500%, Due 8/9/2022D		2,000,000	1,929,687

Total Credit-Linked Notes			3,161,532

Total Georgia (Cost $3,250,000)			3,161,532

See accompanying notes

13

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount*		Fair Value

Ghana - 4.37%
Credit-Linked Notes - 0.14%
Ghana Promissory Notes (Issued Saderea DAC), 12.500%, Due 11/30/2026A		$252,874	$283,534

Foreign Sovereign Obligations - 4.23%
Ghana Government Bond,
24.750%, Due 3/1/2021	GHS	3,900,000	1,051,535
24.750%, Due 7/19/2021	GHS	5,300,000	1,455,725
18.250%, Due 7/25/2022	GHS	11,225,000	2,706,880
19.000%, Due 11/2/2026, Series 10Y	GHS	9,775,000	2,534,876
21.000%, Due 3/23/2020, Series 5YR	GHS	1,000,000	242,155
18.750%, Due 1/24/2022, Series 5YR	GHS	2,000,000	486,806

Total Foreign Sovereign Obligations			8,477,977

Total Ghana (Cost $8,273,117)			8,761,511

Iraq - 3.37%
Foreign Sovereign Obligations - 3.37%
Iraq International Bond,
6.752%, Due 3/9/2023A		2,580,000	2,680,625
5.800%, Due 1/15/2028A		3,600,000	3,562,632
5.800%, Due 1/15/2028A		500,000	494,810

Total Foreign Sovereign Obligations			6,738,067

Total Iraq (Cost $6,023,705)			6,738,067

Ivory Coast - 3.12%
Foreign Sovereign Obligations - 3.12%
Ivory Coast Government International Bond,
6.375%, Due 3/3/2028A		500,000	530,514
5.750%, Due 12/31/2032A C E		3,921,750	3,889,200
5.750%, Due 12/31/2032A C E		1,842,750	1,827,455

Total Foreign Sovereign Obligations			6,247,169

Total Ivory Coast (Cost $6,084,499)			6,247,169

Kazakhstan - 2.01%
Credit-Linked Notes - 2.01%
National Bank of Kazakhstan (Issuer Citigroup Global Markets Holdings, Inc.),
9.450%, Due 3/3/2018A	KZT	115,000,000	352,892
7.750%, Due 4/2/2018A	KZT	485,000,000	1,481,082
7.750%, Due 9/11/2018A	KZT	128,806,961	379,256
7.900%, Due 10/15/2018	KZT	618,439,888	1,820,919

Total Credit-Linked Notes			4,034,149

Total Kazakhstan (Cost $3,834,404)			4,034,149

Kenya - 3.20%
Foreign Sovereign Obligations - 3.20%
Kenya Infrastructure Bond,
12.500%, Due 11/18/2024	KES	100,000,000	1,005,847
12.000%, Due 9/18/2023, Series 12YR	KES	57,400,000	551,699
11.000%, Due 10/12/2026, Series 12YR	KES	100,000,000	945,730
12.000%, Due 10/6/2031, Series 15YR	KES	288,000,000	2,818,028
11.000%, Due 12/2/2024, Series 9YR	KES	75,000,000	712,654
12.500%, Due 5/12/2025, Series 9YR	KES	36,000,000	363,118

Total Foreign Sovereign Obligations			6,397,076

Total Kenya (Cost $6,297,519)			6,397,076

Kyrgyzstan - 1.00% (Cost $1,999,999)
Credit-Linked Notes - 1.00%
Kyrgyz Republic (Issuer Frontera Capital B.V.), 8.000%, Due 1/31/2020D		$132,958,171	1,999,957

See accompanying notes

14

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount*		Fair Value

Malawi - 0.77%
Credit-Linked Notes - 0.77%
Republic of Malawi (Issuer Zambezi B.V.),
15.100%, Due 10/19/2018D		$450,000	$466,425
12.000%, Due 10/8/2020D		1,100,000	1,070,935

Total Credit-Linked Notes			1,537,360

Total Malawi (Cost $1,571,406)			1,537,360

Mongolia - 2.61%
Foreign Sovereign Obligations - 2.61%
Mongolia Government International Bond,
8.750%, Due 3/9/2024A		600,000	696,023
8.750%, Due 3/9/2024A		3,900,000	4,524,148

Total Foreign Sovereign Obligations			5,220,171

Total Mongolia (Cost $5,036,296)			5,220,171

Mozambique - 2.42%
Credit-Linked Notes - 1.60%
Mozambique Government Bonds (Issuer ICBC Standard Bank PLC),
1.000%, Due 4/23/2019C	MZN	30,000,000	330,051
27.000%, Due 2/26/2020	MZN	180,000,000	2,877,099

Total Credit-Linked Notes			3,207,150

Foreign Sovereign Obligations - 0.82%
Mozambique International Bond, 10.500%, Due 1/18/2023A		1,900,000	1,632,100

Total Mozambique (Cost $4,842,805)			4,839,250

Netherlands - 0.31% (Cost $650,000)
Foreign Corporate Obligations - 0.31%
Nederlandse Financierings Maatschappij voor Ontwikkelingslanden N.V., 7.350%, Due 9/11/2020A		650,000	629,210

Nicaragua - 2.29%
Credit-Linked Notes - 2.16%
Empresa Administadora de Aeropuertos Internacionales (Issuer Zambezi B.V.), 7.000%, Due 4/8/2024C D		2,000,000	1,916,167
Republic of Nicaragua (Issuer Zambezi B.V.), 6.750%, Due 8/5/2022D		2,400,000	2,407,489

Total Credit-Linked Notes			4,323,656

Foreign Sovereign Obligations - 0.13%
Nicaragua Government International Bond, 5.000%, Due 2/1/2019C E		$275,834	266,180

Total Nicaragua (Cost $4,672,705)			4,589,836

Nigeria - 4.24%
Foreign Sovereign Obligations - 4.24%
Nigeria Government Bond,
16.250%, Due 4/18/2037	NGN	888,958,000	2,975,177
16.288%, Due 3/17/2027, Series 10YR	NGN	663,000,000	2,102,500
Nigeria Treasury Bills,
21.913%, Due 7/5/2018	NGN	320,000,000	834,482
20.359%, Due 8/2/2018	NGN	1,000,000,000	2,585,042

Total Foreign Sovereign Obligations			8,497,201

Total Nigeria (Cost $8,022,064)			8,497,201

Paraguay - 0.91% (Cost $2,000,475)
Credit-Linked Notes - 0.91%
Municipalidad De Asuncion (Issuer Zambezi B.V.), 11.000%, Due 3/23/2027D		2,000,000	1,820,822

See accompanying notes

15

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount*		Fair Value

Rwanda - 0.79% (Cost $1,494,407)
Foreign Sovereign Obligations - 0.79%
Rwanda International Government Bond, 6.625%, Due 5/2/2023A	NGN	1,500,000	$1,575,000

Senegal - 0.72% (Cost $1,355,928)
Foreign Sovereign Obligations - 0.72%
Senegal Government International Bond, 6.250%, Due 7/30/2024A		1,350,000	1,435,860

Sri Lanka - 4.39%
Foreign Sovereign Obligations - 4.39%
Sri Lanka Government Bonds,
11.500%, Due 9/1/2028	LKR	68,000,000	488,114
10.750%, Due 3/1/2021, Series A	LKR	26,000,000	175,028
9.000%, Due 5/1/2021, Series A	LKR	465,000,000	2,985,700
11.000%, Due 8/1/2021, Series A	LKR	300,000,000	2,043,170
11.400%, Due 1/1/2024, Series A	LKR	200,000,000	1,393,017
11.000%, Due 8/1/2024, Series A	LKR	245,000,000	1,695,823

Total Foreign Sovereign Obligations			8,780,852

Total Sri Lanka (Cost $8,489,077)			8,780,852

Supranational - 1.49%
Foreign Sovereign Obligations - 1.49%
European Bank for Reconstruction & Development,
7.090%, Due 12/6/2018C	GEL	2,200,000	878,633
6.940%, Due 12/20/2018C	GEL	2,900,000	1,162,883
13.750%, Due 10/9/2019A		1,142,857	937,257

Total Foreign Sovereign Obligations			2,978,773

Total Supranational (Cost $2,920,488)			2,978,773

Suriname - 0.84% (Cost $1,617,439)
Foreign Sovereign Obligations - 0.84%
Republic of Suriname, 9.250%, Due 10/26/2026A		1,600,000	1,688,000

Tajikistan - 1.57% (Cost $3,199,147)
Foreign Sovereign Obligations - 1.57%
Republic of Tajikistan International Bond, 7.125%, Due 9/14/2027A		3,230,000	3,142,144

Tunisia - 0.99% (Cost $1,914,361)
Foreign Sovereign Obligations - 0.99%
Banque Centrale de Tunisie International Bond, 5.750%, Due 1/30/2025A		$2,000,000	1,981,200

Uganda - 3.25%
Foreign Sovereign Obligations - 3.25%
Republic of Uganda Government Bonds,
10.750%, Due 9/6/2018	UGX	1,925,000,000	539,643
16.500%, Due 5/13/2021	UGX	4,355,000,000	1,352,130
16.750%, Due 10/28/2021	UGX	6,940,000,000	2,181,643
14.125%, Due 7/7/2022	UGX	5,000,000,000	1,440,135
16.000%, Due 5/6/2027	UGX	2,500,000,000	762,686
16.125%, Due 3/22/2018, Series 2YR	UGX	800,000,000	223,210

Total Foreign Sovereign Obligations			6,499,447

Total Uganda (Cost $6,253,731)			6,499,447

Ukraine - 4.60%
Credit-Linked Notes - 3.90%
Ukraine Government Bonds (Issuer Citigroup Global Markets Holdings, Inc.),
13.300%, Due 8/2/2019A	UAH	15,150,000	534,528
13.460%, Due 6/12/2020A	UAH	14,840,000	523,248
13.500%, Due 8/21/2020A	UAH	37,000,000	1,321,238
14.160%, Due 10/14/2022A	UAH	52,000,000	1,829,749
14.160%, Due 10/17/2022A	UAH	45,000,000	1,601,278
Ukraine Government Bonds (Issuer ICBC Standard Bank PLC), 14.910%, Due 10/14/2022	UAH	54,000,000	2,006,149

Total Credit-Linked Notes			7,816,190

See accompanying notes

16

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

	Principal Amount*		Fair Value

Foreign Sovereign Obligations - 0.70%
Ukraine Government International Bond,
7.750%, Due 9/1/2023A	UAH	500,000	$543,215
7.750%, Due 9/1/2025A		800,000	861,904

Total Foreign Sovereign Obligations			1,405,119

Total Ukraine (Cost $9,662,644)			9,221,309

Uruguay - 2.79%
Foreign Sovereign Obligations - 2.79%
Uruguay Government International Bond,
9.875%, Due 6/20/2022A	UYU	48,203,000	1,760,250
8.500%, Due 3/15/2028A	UYU	65,802,000	2,250,002
Uruguay Notas del Tesoro, 13.900%, Due 7/29/2020, Series 8	UYU	40,750,000	1,579,741

Total Foreign Sovereign Obligations			5,589,993

Total Uruguay (Cost $5,457,517)			5,589,993

Zambia - 4.35%
Foreign Sovereign Obligations - 4.35%
Zambia Government Bond,
13.000%, Due 8/29/2026	ZMW	42,500,000	3,366,402
11.000%, Due 9/1/2019, Series 5YR	ZMW	4,800,000	445,138
11.000%, Due 2/16/2020, Series 5YR	ZMW	500,000	45,269
11.000%, Due 5/26/2020, Series 5YR	ZMW	23,100,000	2,066,019
12.000%, Due 5/23/2023, Series 7YR	ZMW	6,100,000	508,225
12.000%, Due 11/21/2023, Series 7YR	ZMW	14,900,000	1,221,354
Zambia Government International Bond, 8.970%, Due 7/30/2027A		950,000	1,053,769

Total Foreign Sovereign Obligations			8,706,176

Total Zambia (Cost $8,561,213)			8,706,176

	Shares

SHORT-TERM INVESTMENTS - 13.91% (Cost $27,848,722)
Investment Companies - 13.91%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%F G		27,848,722	27,848,722

TOTAL INVESTMENTS - 99.03% (Cost $195,270,437)			198,403,018
OTHER ASSETS, NET OF LIABILITIES - 0.97%			1,944,971

TOTAL NET ASSETS - 100.00%			$200,347,989

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2018.

C Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $16,709,827 or 8.35% of net assets. The Fund has no right to demand registration of these securities.

E Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2018. The maturity date disclosed represents the final maturity date.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

H Value was determined using significant unobservable inputs.

BADLARP - Benchmark rate provided by the Banco Central de la Republica Argentina.

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

See accompanying notes

17

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

Forward Foreign Currency Contracts Open on January 31, 2018:
Currency Purchased*		Currency Sold*		Settlement Date	Counter- party	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KZT	515,629	USD	500,000	2/12/2018	ICBC	$15,629	$-	$15,629
UAH	487,761	USD	500,000	3/12/2018	ICBC	-	(12,239)	(12,239)
KZT	1,598,196	USD	1,500,000	3/14/2018	ICBC	98,196	-	98,196
KZT	513,467	USD	500,000	5/29/2018	ICBC	13,467	-	13,467
GEL	666,880	USD	700,000	8/22/2018	ICBC	-	(33,120)	(33,120)
DZD	160,413	USD	150,000	8/28/2018	ICBC	10,413	-	10,413
KZT	1,247,071	USD	1,200,000	10/26/2018	ICBC	47,071	-	47,071

						$184,776	$(45,359)	$139,417

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
ICBC	ICBC Standard Bank PLC

Currency Abbreviations:
ARS	Argentine Peso
CRC	Costa Rican Colon
DOP	Dominican Peso
DZD	Algerian Dinars
EGP	Egyptian Pound
EUR	Euro
GEL	Georgian Lari
GHS	Ghanaian Cedi
KES	Kenyan Shilling
KZT	Kazakhstani Tenge
LKR	Sri Lankan Rupee
MZN	Mozambique Metical
NGN	Nigerian Naira
UAH	Ukrainian Hryvnia
UGX	Ugandan Shilling
UYU	Uruguayan Peso
USD	United States Dollar
ZMW	Zambian Kwacha

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2018, the investments were classified as described below:

Global Evolution Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets
Credit-Linked Notes
Angola	$-	$1,098,258	$-	$1,098,258
Armenia	-	1,519,657	-	1,519,657
Azerbaijan	-	2,002,972	-	2,002,972
Gambia	-	1,600,755	-	1,600,755
Georgia	-	3,161,532	-	3,161,532
Ghana	-	283,534	-	283,534
Kazakhstan	-	4,034,149	-	4,034,149
Kyrgyzstan	-	1,999,957	-	1,999,957
Malawi	-	1,537,360	-	1,537,360
Mozambique	-	3,207,150	-	3,207,150
Nicaragua	-	4,323,656	-	4,323,656
Paraguay	-	1,820,822	-	1,820,822
Ukraine	-	7,816,190	-	7,816,190

See accompanying notes

18

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

Global Evolution Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets (continued)
Foreign Sovereign Obligations
Angola	$-	$4,390,650	$-	$4,390,650
Argentina	-	8,108,861	-	8,108,861
Belarus	-	1,357,503	-	1,357,503
Bosnia & Herzegovina	-	-	176,155	176,155
Cameroon	-	3,794,112	-	3,794,112
Costa Rica	-	5,341,918	-	5,341,918
Dominican Republic	-	5,953,951	-	5,953,951
Ecuador	-	5,903,500	-	5,903,500
Egypt	-	8,924,465	-	8,924,465
Ethiopia	-	2,218,566	-	2,218,566
Gabon	-	2,090,908	-	2,090,908
Ghana	-	8,477,977	-	8,477,977
Iraq	-	6,738,067	-	6,738,067
Ivory Coast	-	6,247,169	-	6,247,169
Kenya	-	6,397,076	-	6,397,076
Mongolia	-	5,220,171	-	5,220,171
Mozambique	-	1,632,100	-	1,632,100
Nicaragua	-	266,180	-	266,180
Nigeria	-	8,497,201	-	8,497,201
Rwanda	-	1,575,000	-	1,575,000
Senegal	-	1,435,860	-	1,435,860
Sri Lanka	-	8,780,852	-	8,780,852
Supranational	-	2,978,773	-	2,978,773
Suriname	-	1,688,000	-	1,688,000
Tajikistan	-	3,142,144	-	3,142,144
Tunisia	-	1,981,200	-	1,981,200
Uganda	-	6,499,447	-	6,499,447
Ukraine	-	1,405,119	-	1,405,119
Uruguay	-	5,589,993	-	5,589,993
Zambia	-	8,706,176	-	8,706,176
Foreign Corporate Obligations
Netherlands	-	629,210	-	629,210
Short-Term Investments	27,848,722	-	-	27,848,722

Total Investments in Securities - Assets	$27,848,722	$170,378,141	$176,155	$198,403,018

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$184,776	$-	$184,776

Total Financial Derivative Instruments - Assets	$-	$184,776	$-	$184,776

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(45,359)	$-	$(45,359)

Total Financial Derivative Instruments - Liabilities	$-	$(45,359)	$-	$(45,359)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended January 31, 2018, there were transfers from Level 3 to Level 2, with a fair value of $6,132,505.

See accompanying notes

19

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2018

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2017	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Credit Linked Notes	$13,898,654	$-	$10,457,456	$134,361	$(1,244,012)	$3,534,778	$-	$5,866,325	$-	$-
Foreign Sovereign Obligations	2,273,510	-	350,536	9,221	(13,684)	(1,476,176)	-	266,180	176,155	37,263

	$16,172,164	$-	$10,807,992	$143,582	$(1,257,696)	$2,058,602	$-	$6,132,505	$176,155	$37,263

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The credit-linked notes and foreign government obligations, classified as Level 3, were valued using single broker quotes. The principal amount of these securities, valued at $176,155, have been deemed level 3 due to limited market transparency and/or lack of corroboration to support the quoted prices.

See accompanying notes

20

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

Brazil - 2.04%
Foreign Corporate Obligations - 0.21%
Itau Unibanco Holding S.A., 2.850%, Due 5/26/2018A	$1,600,000	$1,600,720

Foreign Sovereign Obligations - 1.83%
Banco Nacional de Desenvolvimento Economico e Social,
6.369%, Due 6/16/2018A	12,495,000	12,649,938
4.000%, Due 4/14/2019A	1,000,000	1,012,500

Total Foreign Sovereign Obligations		13,662,438

Total Brazil (Cost $15,282,348)		15,263,158

British Virgin Islands - 1.39%
Foreign Corporate Obligations - 1.39%
CNOOC Finance 2013 Ltd., 1.750%, Due 5/9/2018	3,534,000	3,526,992
CNPC General Capital Ltd., 2.750%, Due 5/14/2019A	4,850,000	4,844,527
Sinopec Group Overseas Development 2013 Ltd., 2.500%, Due 10/17/2018A	1,500,000	1,498,587
Sinopec Group Overseas Development 2014 Ltd., 2.750%, Due 4/10/2019A	250,000	249,679
Sinopec Group Overseas Development 2016 Ltd., 2.125%, Due 5/3/2019A	250,000	247,827

Total Foreign Corporate Obligations		10,367,612

Total British Virgin Islands (Cost $10,417,868)		10,367,612

Colombia - 0.57% (Cost $4,232,853)
Foreign Sovereign Obligations - 0.57%
Colombia Government International Bond, 7.375%, Due 3/18/2019	4,000,000	4,210,000

India - 0.82%
Foreign Corporate Obligations - 0.82%
ICICI Bank Ltd.,
4.700%, Due 2/21/2018A	1,200,000	1,201,290
4.800%, Due 5/22/2019A	4,339,000	4,437,764
State Bank of India, 3.622%, Due 4/17/2019A	500,000	504,108

Total Foreign Corporate Obligations		6,143,162

Total India (Cost $6,174,365)		6,143,162

Indonesia - 0.87%
Foreign Corporate Obligations - 0.09%
Majapahit Holding B.V., 8.000%, Due 8/7/2019A	650,000	699,270

Foreign Sovereign Obligations - 0.78%
Indonesia Government International Bond, 11.625%, Due 3/4/2019A	5,300,000	5,812,038

Total Indonesia (Cost $6,544,213)		6,511,308

Israel - 0.58% (Cost $4,355,329)
Foreign Corporate Obligations - 0.58%
Israel Electric Corp. Ltd., 5.625%, Due 6/21/2018A	4,300,000	4,338,614

Malaysia - 0.39% (Cost $2,942,891)
Foreign Corporate Obligations - 0.39%
Petronas Capital Ltd., 5.250%, Due 8/12/2019A	2,810,000	2,917,089

Mexico - 2.45%
Foreign Corporate Obligations - 2.45%
Petroleos Mexicanos,
5.500%, Due 2/4/2019	8,300,000	8,528,250
6.000%, Due 3/5/2020	9,200,000	9,734,980

Total Foreign Corporate Obligations		18,263,230

Total Mexico (Cost $18,198,108)		18,263,230

See accompanying notes

21

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2018

	Principal Amount	Fair Value

South Africa - 2.68%
Foreign Sovereign Obligations - 2.68%
Republic of South Africa Government International Bond,
6.875%, Due 5/27/2019	$10,750,000	$11,275,137
5.500%, Due 3/9/2020	8,300,000	8,689,104

Total Foreign Sovereign Obligations		19,964,241

Total South Africa (Cost $20,082,869)		19,964,241

Turkey - 4.87%
Foreign Corporate Obligations - 0.36%
Akbank Turk A/S, 6.500%, Due 3/9/2018A	2,650,000	2,655,878

Foreign Sovereign Obligations - 4.51%
Turkey Government International Bond, 6.750%, Due 4/3/2018	33,400,000	33,625,450

Total Turkey (Cost $36,297,947)		36,281,328

	Shares

SHORT-TERM INVESTMENTS - 81.56%
Investment Companies - 1.87%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%B C	13,961,256	13,961,256

	Par Amount

U.S. Treasury Obligations - 79.69%
U.S. Treasury Bills,
1.045%, Due 2/1/2018	$65,700,000	65,700,000
1.107%, Due 3/1/2018	212,000,000	211,768,950
1.127%, Due 3/29/2018	64,000,000	63,868,805
1.123%, Due 4/26/2018	70,000,000	69,767,849
1.403%, Due 5/3/2018	108,000,000	107,604,832
1.473%, Due 5/31/2018	50,000,000	49,754,152
1.500%, Due 6/14/2018	25,800,000	25,656,117

Total U.S. Treasury Obligations		594,120,705

Total Short-Term Investments (Cost $608,236,232)		608,081,961

TOTAL INVESTMENTS - 98.22% (Cost $732,765,023)		732,341,703
OTHER ASSETS, NET OF LIABILITIES - 1.78%		13,242,579

TOTAL NET ASSETS - 100.00%		$745,584,282

Percentages are stated as a percent of net assets.

A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B The Fund is affiliated by having the same investment advisor.

C	7-day yield.

See accompanying notes

22

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2018

OTC Swap Agreements Outstanding on January 31, 2018:

Credit Default Swaps on Corporate and Sovereign Securities - Buy Protection(1)
Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 1/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Lebanese Republic	BRC	1.00	12/20/2019	3.9521	USD	150	$8,623	$6,232	$(2,391)
Lebanese Republic	BCC	1.00	6/20/2021	3.9521	USD	200	22,100	17,271	(4,829)
Lebanese Republic	BRC	1.00	6/20/2021	3.9521	USD	275	32,469	23,747	(8,722)
Russian Federation	BRC	1.00	6/20/2021	0.7254	USD	500	21,085	(4,581)	(25,666)
Lebanese Republic	BCC	1.00	12/20/2021	3.9521	USD	15,000	1,746,488	1,514,399	(232,089)
Lebanese Republic	BRC	1.00	12/20/2021	3.9521	USD	800	95,165	80,768	(14,397)
Lebanese Republic	BRC	1.00	12/20/2021	3.9521	USD	3,000	423,041	302,880	(120,161)
Republic Of Indonesia	BRC	1.00	12/20/2021	0.6500	USD	800	15,034	(11,166)	(26,200)
Republic Of Indonesia	BRC	1.00	12/20/2021	0.6500	USD	1,000	19,833	(13,957)	(33,790)
Republic Of Kazakhstan	BRC	1.00	12/20/2021	0.7654	USD	250	9,193	(2,716)	(11,909)
Republic Of Kazakhstan	BRC	1.00	12/20/2021	0.7654	USD	800	18,632	(8,690)	(27,322)
Republic Of Kazakhstan	BRC	1.00	12/20/2021	0.7654	USD	3,000	107,235	(32,588)	(139,823)
Republic Of Kazakhstan	BRC	1.00	12/20/2021	0.7654	USD	15,000	360,575	(162,941)	(523,516)
Republic Of South Africa	BRC	1.00	12/20/2021	1.1422	USD	1,500	55,698	6,074	(49,624)
Republic Of South Africa	BRC	1.00	12/20/2021	1.1422	USD	2,000	77,650	8,099	(69,551)
Republic Of South Africa	BRC	1.00	12/20/2021	1.1422	USD	6,000	225,389	24,297	(201,092)
Republic Of Kazakhstan	CBK	1.00	12/20/2021	0.7654	USD	300	10,188	(3,259)	(13,447)
Russian Federation	CBK	1.00	12/20/2021	0.7254	USD	3,000	131,913	(20,117)	(152,030)
Russian Federation	CBK	1.00	12/20/2021	0.7254	USD	13,000	358,004	(87,174)	(445,178)
Republic Of Colombia	FBF	1.00	12/20/2021	0.2400	USD	4,000	51,974	(52,444)	(104,418)
Republic Of Indonesia	HUS	1.00	12/20/2021	0.6500	USD	1,800	33,264	(25,123)	(58,387)
Republic Of Indonesia	UAG	1.00	12/20/2021	0.6500	USD	3,000	44,001	(41,871)	(85,872)
Republic Of Turkey	BCC	1.00	6/20/2022	1.5175	USD	5,000	276,747	100,974	(175,773)
Republic Of Turkey	BCC	1.00	6/20/2022	1.5175	USD	9,375	514,148	189,326	(324,822)
Russian Federation	BCC	1.00	6/20/2022	0.7254	USD	4,500	126,960	(7,611)	(134,571)
Lebanese Republic	BRC	1.00	6/20/2022	3.9521	USD	12,500	1,743,994	1,486,328	(257,666)
Republic Of Indonesia	BRC	1.00	6/20/2022	0.6500	USD	5,000	34,549	(55,876)	(90,425)
Russian Federation	BRC	1.00	6/20/2022	0.7254	USD	2,600	45,226	(4,397)	(49,623)
Russian Federation	BRC	1.00	6/20/2022	0.7254	USD	4,300	122,592	(7,272)	(129,864)
Republic Of South Africa	CBK	1.00	6/20/2022	1.1422	USD	2,500	112,081	30,090	(81,991)
Republic Of South Africa	CBK	1.00	6/20/2022	1.1422	USD	4,000	160,901	48,143	(112,758)
Republic Of South Africa	CBK	1.00	6/20/2022	1.1422	USD	5,500	214,479	66,197	(148,282)
Republic Of Turkey	CBK	1.00	6/20/2022	1.5175	USD	4,000	152,034	80,779	(71,255)
Republic Of Indonesia	HUS	1.00	6/20/2022	0.6500	USD	3,000	36,034	(33,526)	(69,560)
Lebanese Republic	BOA	1.00	12/20/2022	3.9521	USD	3,000	452,784	408,000	(44,784)
Lebanese Republic	BOA	1.00	12/20/2022	3.9521	USD	5,000	764,118	679,999	(84,119)
Republic Of South Africa	BOA	1.00	12/20/2022	1.1422	USD	4,300	182,115	85,152	(96,963)
Argentine Republic	BRC	5.00	12/20/2022	2.3400	USD	2,500	(285,843)	(287,965)	(2,122)
Argentine Republic	BRC	5.00	12/20/2022	2.3400	USD	3,000	(340,331)	(345,558)	(5,227)
Argentine Republic	BRC	5.00	12/20/2022	2.3400	USD	11,000	(1,225,545)	(1,267,046)	(41,501)
Argentine Republic	BRC	5.00	12/20/2022	2.3400	USD	13,000	(1,454,493)	(1,497,418)	(42,925)
Argentine Republic	BRC	5.00	12/20/2022	2.3400	USD	17,000	(1,809,362)	(1,958,162)	(148,800)
Kingdom Of Saudi Arabia	BRC	1.00	12/20/2022	0.7900	USD	11,000	(25,269)	(115,442)	(90,173)
Republic Of Indonesia	BRC	1.00	12/20/2022	0.6500	USD	2,000	(5,432)	(16,909)	(11,477)
Republic Of Indonesia	BRC	1.00	12/20/2022	0.6500	USD	4,500	(33,471)	(33,471)	-
Republic Of Indonesia	BRC	1.00	12/20/2022	0.6500	USD	4,900	(2,213)	(41,426)	(39,213)
Republic Of Korea	BRC	1.00	12/20/2022	0.5009	USD	3,100	(33,823)	(72,487)	(38,664)
Republic Of Korea	BRC	1.00	12/20/2022	0.5009	USD	7,800	(85,102)	(182,386)	(97,284)
Republic Of South Africa	BRC	1.00	12/20/2022	1.1422	USD	3,000	112,839	59,409	(53,430)
Republic Of South Africa	BRC	1.00	12/20/2022	1.1422	USD	8,600	358,715	170,304	(188,411)
Republic Of Turkey	BRC	1.00	12/20/2022	1.5175	USD	1,500	54,770	43,173	(11,597)
Republic Of Turkey	BRC	1.00	12/20/2022	1.5175	USD	3,000	113,483	86,346	(27,137)
Republic Of Turkey	BRC	1.00	12/20/2022	1.5175	USD	8,600	448,100	247,526	(200,574)
Argentine Republic	CBK	5.00	12/20/2022	2.3400	USD	7,000	(768,372)	(806,302)	(37,930)
Argentine Republic	CBK	5.00	12/20/2022	2.3400	USD	8,000	(898,870)	(921,488)	(22,618)

See accompanying notes

23

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2018

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 1/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Kingdom Of Saudi Arabia	CBK	1.00	12/20/2022	0.7900	USD	2,000	$(15,567)	$(20,989)	$(5,422)
Republic Of Indonesia	CBK	1.00	12/20/2022	0.6500	USD	3,500	(11,077)	(29,590)	(18,513)
Republic Of Indonesia	CBK	1.00	12/20/2022	0.6500	USD	4,500	1	(38,044)	(38,045)
Republic Of South Africa	CBK	1.00	12/20/2022	1.1422	USD	8,600	364,229	170,304	(193,925)
Republic Of South Africa	CBK	1.00	12/20/2022	1.1422	USD	8,600	362,392	170,304	(192,088)
Republic Of South Africa	CBK	1.00	12/20/2022	1.1422	USD	13,000	525,342	257,437	(267,905)
Republic Of Turkey	CBK	1.00	12/20/2022	1.5175	USD	8,600	458,945	247,526	(211,419)
Russian Federation	CBK	1.00	12/20/2022	0.7254	USD	3,000	39,894	9,628	(30,266)
Lebanese Republic	DUB	1.00	12/20/2022	3.9521	USD	700	121,632	95,200	(26,432)
Lebanese Republic	DUB	1.00	12/20/2022	3.9521	USD	1,100	190,938	149,600	(41,338)
Lebanese Republic	DUB	1.00	12/20/2022	3.9521	USD	1,600	272,776	217,600	(55,176)
Argentine Republic	HUS	5.00	12/20/2022	2.3400	USD	3,500	(387,492)	(403,151)	(15,659)
Argentine Republic	HUS	5.00	12/20/2022	2.3400	USD	8,200	(907,458)	(944,525)	(37,067)
Republic Of Indonesia	HUS	1.00	12/20/2022	0.6500	USD	4,000	(903)	(33,817)	(32,914)
Republic Of Indonesia	HUS	1.00	12/20/2022	0.6500	USD	4,500	1	(38,044)	(38,045)
Republic Of Indonesia	HUS	1.00	12/20/2022	0.6500	USD	6,100	(2,755)	(51,571)	(48,816)
Republic Of Indonesia	HUS	1.00	12/20/2022	0.6500	USD	8,500	-	(71,862)	(71,862)
Republic Of Indonesia	UAG	1.00	12/20/2022	0.6500	USD	5,500	(2,484)	(46,499)	(44,015)
Republic Of Indonesia	UAG	1.00	12/20/2022	0.6500	USD	5,500	(3,106)	(46,499)	(43,393)

							$3,931,405	$(2,762,848)	$(6,694,253)

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection(2)
Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 1/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Republic Of Philippines	BCC	1.00	12/20/2019	0.2300	USD	3,000	$20,539	$ 42,363	$21,824
Republic Of Philippines	BRC	1.00	12/20/2019	0.2300	USD	500	2,582	7,060	4,478
Republic Of Colombia	HUS	1.00	12/20/2021	0.2400	USD	7,000	29,713	87,011	57,298

							$52,834	$ 136,434	$83,600

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Pay	1-Day BRL-CDI	BOA	9.10	1/4/2021	BRL	70,000	$-	$ (256,366)	$(256,366)
Pay	1-Day BRL-CDI	HUS	8.75	1/4/2021	BRL	24,500	-	(31,740)	(31,740)
Pay	1-Day BRL-CDI	HUS	9.30	1/4/2021	BRL	24,800	-	(183,915)	(183,915)
Pay	1-Day BRL-CDI	HUS	9.12	1/4/2021	BRL	30,100	-	(104,956)	(104,956)
Pay	1-Day BRL-CDI	UAG	9.17	1/4/2021	BRL	191,800	-	(864,246)	(864,246)
Receive	1-Day BRL-CDI	UAG	10.36	1/4/2021	BRL	76,400	-	(1,016,476)	(1,016,476)
Receive	1-Day BRL-CDI	UAG	9.84	1/4/2021	BRL	41,000	-	(771,820)	(771,820)
Receive	1-Day BRL-CDI	UAG	10.26	1/4/2021	BRL	80,900	-	(1,019,231)	(1,019,231)
Receive	1-Day BRL-CDI	UAG	9.53	1/4/2021	BRL	187,700	$-	$ (1,346,634)	$(1,346,634)

							$-	$ (5,595,384)	$(5,595,384)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes

24

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2018

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Forward Foreign Currency Contracts Open on January 31, 2018:
Currency Purchased*		Currency Sold*		Settlement Date	Counter- party	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	14,700,039	USD	14,468,435	2/2/2018	HUS	$231,604	$-	$231,604
BRL	14,700,039	USD	14,466,200	2/2/2018	HUS	233,839	-	233,839
BRL	14,700,039	USD	14,468,435	2/2/2018	HUS	231,604	-	231,604
BRL	14,700,039	USD	14,466,201	2/2/2018	HUS	233,838	-	233,838
BRL	14,700,039	USD	14,475,143	2/2/2018	HUS	224,896	-	224,896
USD	30,332,156	BRL	30,817,699	2/2/2018	HUS	-	(485,543)	(485,543)
USD	30,332,156	BRL	30,817,699	2/2/2018	HUS	-	(485,543)	(485,543)
USD	7,220,000	BRL	7,505,537	2/2/2018	HUS	-	(285,537)	(285,537)
USD	2,600,000	BRL	2,698,744	2/2/2018	HUS	-	(98,744)	(98,744)
USD	1,600,000	BRL	1,660,515	2/2/2018	HUS	-	(60,515)	(60,515)
ZAR	5,621,194	USD	4,523,000	3/8/2018	HUS	1,098,194	-	1,098,194
ZAR	5,848,289	USD	4,697,000	3/8/2018	HUS	1,151,289	-	1,151,289
USD	9,416,313	ZAR	11,448,522	3/8/2018	HUS	-	(2,032,209)	(2,032,209)
USD	5,707,000	ZAR	6,400,467	3/8/2018	HUS	-	(693,467)	(693,467)
USD	5,035,999	ZAR	5,649,455	3/8/2018	HUS	-	(613,456)	(613,456)
USD	4,029,000	ZAR	4,518,266	3/8/2018	HUS	-	(489,266)	(489,266)
USD	37,920,705	EUR	39,039,392	4/4/2018	HUS	-	(1,118,687)	(1,118,687)
USD	3,926,040	IDR	4,075,669	4/30/2018	HUS	-	(149,629)	(149,629)
USD	3,926,040	IDR	4,073,629	4/30/2018	HUS	-	(147,589)	(147,589)
USD	3,926,030	IDR	4,070,705	4/30/2018	HUS	-	(144,675)	(144,675)
USD	3,926,020	IDR	4,070,694	4/30/2018	HUS	-	(144,674)	(144,674)
USD	3,926,020	IDR	4,050,297	4/30/2018	HUS	-	(124,277)	(124,277)
USD	3,926,010	IDR	4,050,287	4/30/2018	HUS	-	(124,277)	(124,277)
USD	3,926,010	IDR	4,049,413	4/30/2018	HUS	-	(123,403)	(123,403)
USD	3,926,010	IDR	4,048,247	4/30/2018	HUS	-	(122,237)	(122,237)
USD	3,610,000	IDR	3,714,092	4/30/2018	HUS	-	(104,092)	(104,092)
USD	750,000	IDR	763,721	4/30/2018	HUS	-	(13,721)	(13,721)
USD	479,778	IDR	494,965	4/30/2018	HUS	-	(15,187)	(15,187)
USD	14,336,453	BRL	14,556,280	5/3/2018	HUS	-	(219,827)	(219,827)
USD	14,330,750	BRL	14,556,280	5/3/2018	HUS	-	(225,530)	(225,530)
USD	14,330,312	BRL	14,556,280	5/3/2018	HUS	-	(225,968)	(225,968)
USD	14,328,558	BRL	14,556,280	5/3/2018	HUS	-	(227,722)	(227,722)
USD	14,326,805	BRL	14,556,280	5/3/2018	HUS	-	(229,475)	(229,475)
USD	2,200,000	BRL	2,196,605	5/3/2018	HUS	3,395	-	3,395

						$3,408,659	$(8,705,250)	$(5,296,591)

*	All values denominated in USD.

See accompanying notes

25

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2018

Glossary:

Counterparty Abbreviations:
BCC	Barclays Capital, Inc.
BOA	Bank of America, N.A.
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
FBF	Credit Suisse International
HUS	HSBC Bank (USA)
UAG	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
USD	United States Dollar
ZAR	South African Rand

Exchange Abbreviations:
OTC	Over-the-Counter

Other Abbreviations:
CDI	Chess Depository Interest

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2018, the investments were classified as described below:

GLG Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Corporate Obligations
Brazil	$-	$1,600,720	$-	$1,600,720
British Virgin Islands	-	10,367,612	-	10,367,612
India	-	6,143,162	-	6,143,162
Indonesia	-	699,270	-	699,270
Israel	-	4,338,614	-	4,338,614
Malaysia	-	2,917,089	-	2,917,089
Mexico	-	18,263,230	-	18,263,230
Turkey	-	2,655,878	-	2,655,878
Foreign Sovereign Obligations
Brazil	-	13,662,438	-	13,662,438
Colombia	-	4,210,000	-	4,210,000
Indonesia	-	5,812,038	-	5,812,038
South Africa	-	19,964,241	-	19,964,241
Turkey	-	33,625,450	-	33,625,450
Short-Term Investments
Investment Companies	13,961,256	-	-	13,961,256
U.S. Treasury Obligations	-	594,120,705	-	594,120,705

Total Investments in Securities - Assets	$13,961,256	$718,380,447	$-	$732,341,703

Financial Derivative Instruments - Assets
Swap Contract Agreements	$-	$83,600	$-	$83,600
Forward Foreign Currency Contracts	-	3,408,659	-	3,408,659

Total Financial Derivative Instruments - Assets	$-	$3,492,259	$-	$3,492,259

Financial Derivative Instruments - Liabilities
Swap Contract Agreements	$-	$(12,289,637)	$-	$(12,289,637)
Forward Foreign Currency Contracts	-	(8,705,250)	-	(8,705,250)

Total Financial Derivative Instruments - Liabilities	$-	$(20,994,887)	$-	$(20,994,887)

See accompanying notes

26

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2018

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended January 31, 2018, there were no transfers between levels.

See accompanying notes

27

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2018

	Global Evolution Frontier Markets Income Fund	GLG Total Return Fund
Assets:
Investments in unaffiliated securities, at fair value†	$170,554,296	$718,380,447
Investments in affiliated securities, at fair value‡	27,848,722	13,961,256
Foreign currency, at fair value^	1,434,349	309
Cash	5,681	–
Swap premium paid	–	12,283,207
Swap income receivable	–	12,528
Cash collateral held at custodian for the benefit of the broker	–	22,965,000
Dividends and interest receivable	4,330,873	2,376,156
Receivable for investments sold	–	4,805,250
Receivable for fund shares sold	3,157,464	3,222,307
Receivable for expense reimbursement (Note 2)	–	203,872
Unrealized appreciation from swap agreements	–	83,600
Unrealized appreciation from forward foreign currency contracts	184,776	3,408,659
Prepaid expenses	65,249	29,410

Total assets	207,581,410	781,732,001

Liabilities:
Payable for investments purchased	6,736,827	4,466,529
Payable for fund shares redeemed	90,941	545,240
Payable under excess expense reimbursement plan (Note 2)	16,374	–
Swap premium received	–	8,298,968
Cash collateral held at broker for the benefit of the custodian	–	230,000
Swap income payable	–	813,829
Management and sub-advisory fees payable (Note 2)	140,040	567,641
Service fees payable (Note 2)	16,594	260
Transfer agent fees payable (Note 2)	7,656	59,077
Custody and fund accounting fees payable	92,143	35,171
Professional fees payable	70,142	45,748
Trustee fees payable (Note 2)	591	2,345
Payable for prospectus and shareholder reports	3,678	10,749
Unrealized depreciation from swap agreements	–	12,289,637
Unrealized depreciation from forward foreign currency contracts	45,359	8,705,250
Other liabilities	13,076	77,275

Total liabilities	7,233,421	36,147,719

Net assets	$200,347,989	$745,584,282

Analysis of net assets:
Paid-in-capital	$211,472,180	$762,439,644
Undistributed (overdistribution of) net investment income	1,041,079	1,078,927
Accumulated net realized gain (loss)	(15,463,988)	(8,344)
Unrealized appreciation (depreciation) of investments in unaffiliated securitiesA	3,132,581	(423,320)
Unrealized (depreciation) of forward foreign currency contracts	139,417	(5,296,591)
Unrealized appreciation of foreign currency transactions	26,720	3
Unrealized (depreciation) of swap agreements	–	(12,206,037)

Net assets	$200,347,989	$745,584,282

See accompanying notes

28

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2018

	Global Evolution Frontier Markets Income Fund	GLG Total Return Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	7,030,878	30,646

Y Class	8,206,266	99,228

Investor Class	4,323,491	14,472

A Class	387,375	10,212

C Class	876,841	10,160

Ultra Class	N/A	70,874,882

Net assets:
Institutional Class	$67,653,731	$321,683

Y Class	$79,007,953	$1,038,736

Investor Class	$41,560,845	$150,889

A Class	$3,726,687	$106,439

C Class	$8,398,773	$105,096

Ultra Class	N/A	$743,861,439

Net asset value, offering and redemption price per share:
Institutional Class	$9.62	$10.50

Y Class	$9.63	$10.47

Investor Class	$9.61	$10.43

A Class	$9.62	$10.42

A Class (offering price)	$10.10	$10.94

C Class	$9.58	$10.34

Ultra Class	N/A	$10.50

† Cost of investments in unaffiliated securities	$167,421,715	$718,803,767
‡ Cost of investments in affiliated securities	$27,848,722	$13,961,256
^ Cost of foreign currency	$1,414,123	$306
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

29

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2018

	Global Evolution Frontier Markets Income Fund	GLG Total Return Fund
Investment income:
Dividend income from affiliated securities	$130,139	$188,529
Interest income (net of foreign taxes)†	12,534,263	7,564,654

Total investment income	12,664,402	7,753,183

Expenses:
Management and sub-advisory fees (Note 2)	1,056,247	5,159,325
Transfer agent fees:
Institutional Class (Note 2)	8,365	60
Y Class (Note 2)	41,011	591
Investor Class	2,546	1,240
A Class	260	-
C Class	141	-
Ultra Class	-	290,566
Custody and fund accounting fees	122,927	46,909
Professional fees	132,866	89,833
Registration fees and expenses	86,471	191,316
Service fees (Note 2):
Y Class	4,303	911
Investor Class	78,685	378
A Class	2,384	163
C Class	4,738	161
Distribution fees (Note 2):
A Class	9,917	271
C Class	33,380	1,076
Prospectus and shareholder report expenses	19,013	41,113
Trustee fees (Note 2)	5,205	31,468
Dividends and interest on securities sold short	-	4,909
Other expenses	10,037	30,387

Total expenses	1,618,496	5,890,677

Net fees waived and expenses (reimbursed) / recouped (Note 2)	25,376	(669,221)

Net expenses	1,643,872	5,221,456

Net investment income	11,020,530	2,531,727

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(1,997,048)	3,954,107
Foreign currency transactions	(19,358)	105,469
Forward foreign currency contracts	(7,711)	2,752,629
Futures contracts	-	(9)
Swap agreements	-	(3,678,687)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	5,649,676	(269,730)
Foreign currency transactions	1,882,321	42,665
Forward foreign currency contracts	146,096	(6,318,307)
Swap agreements	-	(12,110,142)

Net gain (loss) from investments	5,653,976	(15,522,005)

Net increase (decrease) in net assets resulting from operations	$16,674,506	$(12,990,278)

† Foreign taxes	$277,097	$-
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

30

American Beacon FundsSM

Statements of Changes in Net Assets

	Global Evolution Frontier Markets Income Fund		GLG Total Return Fund
	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2018	May 20, 2016A to January 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$11,020,530	$5,714,964	$2,531,727	$373,398
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(2,024,117)	(3,144,932)	3,133,509	1,150,406
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and swap agreements	7,678,093	5,440,998	(18,655,514)	729,569

Net increase (decrease) in net assets resulting from operations	16,674,506	8,011,030	(12,990,278)	2,253,373

Distributions to shareholders:
Net investment income:
Institutional Class	(2,845,735)	(95,303)	(34,454)	(93,409)
Y Class	(3,511,778)	(188,232)	(6,291)	(953)
Investor Class	(2,275,358)	(128,864)	(1,298)	(1,131)
A Class	(293,772)	(52,461)	(987)	(953)
C Class	(214,080)	(14,541)	(422)	(953)
Ultra Class	-	-	(4,299,303)	(459,958)
Net realized gain from investments:
Institutional Class	-	-	(517)	(6,972)
Y Class	-	-	(1,675)	(71)
Investor Class	-	-	(244)	(85)
A Class	-	-	(173)	(71)
C Class	-	-	(172)	(71)
Ultra Class	-	-	(1,163,013)	(45,281)
Return of capital:
Institutional Class	-	(769,911)	(152)	-
Y Class	-	(1,520,652)	(491)	-
Investor Class	-	(1,041,038)	(72)	-
A Class	-	(423,814)	(51)	-
C Class	-	(117,474)	(50)	-
Ultra Class	-	-	(341,068)	-

Net distributions to shareholders	(9,140,723)	(4,352,290)	(5,850,433)	(609,908)

Capital share transactions (Note 10):
Proceeds from sales of shares	148,370,285	25,553,537	793,714,239	78,842,000
Reinvestment of dividends and distributions	8,065,854	4,251,801	184,104	105,707
Cost of shares redeemed	(26,890,130)	(35,677,428)	(104,815,311)	(10,249,211)
Redemption fees	11,114	7,270	-	-

Net increase (decrease) in net assets from capital share transactions	129,557,123	(5,864,820)	689,083,032	68,698,496

Net increase (decrease) in net assets	137,090,906	(2,206,080)	670,242,321	70,341,961

Net assets:
Beginning of period	63,257,083	65,463,163	75,341,961	5,000,000	B

End of period*	$200,347,989	$63,257,083	$745,584,282	$75,341,961

*Includes undistributed (overdistribution of) net investment income	$1,041,079	$6,679	$1,078,927	$609,498

A Commencement of operations.
B Seed capital.

See accompanying notes

31

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of January 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Global Evolution Frontier Markets Income Fund and American Beacon GLG Total Return Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings. Prior to August 24, 2017, the American Beacon Global Evolution Frontier Markets Income Fund was registered under the Act as a non-diversified, open-end management investment company.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors—sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
Ultra	Large institutional investors - sold directly or through intermediary channels.	$500,000,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

32

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of the Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

33

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Redemption Fees

All Classes of the Global Evolution Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Global Evolution USA, LLC and GLG LLC (the “Sub-Advisors”) pursuant to which the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Global Evolution USA, LLC

All Assets	0.50%

GLG LLC

First $500 million	0.60%
Next $500 million	0.55%
Over $1 billion	0.50%

The Management and Sub-Advisory Fees paid by the Funds for the year ended January 31, 2018 were as follows:

Global Evolution Frontier Markets Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$434,925
Sub-Advisor Fees	0.50%	621,322

Total	0.85%	$1,056,247

34

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

GLG Total Return Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,918,840
Sub-Advisor Fees	0.59%	3,240,485

Total	0.94%	$5,159,325

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligates the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Fund terminated the service plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Funds, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended January 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Global Evolution Frontier Markets Income	$45,635
GLG Total Return	597

35

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

As of January 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Global Evolution Frontier Markets Income	$6,390
GLG Total Return	80

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2018, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Global Evolution Frontier Markets Income	$13,820
GLG Total Return	22,068

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2018, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended January 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2017 - 1/31/2018	Reimbursed Expenses	(Recouped) Expenses
Global Evolution Frontier Markets Income	Institutional	1.15%	$8,156	$–	2021
Global Evolution Frontier Markets Income	Y	1.25%	–	(526)	2021

36

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2017 - 1/31/2018	Reimbursed Expenses	(Recouped) Expenses
Global Evolution Frontier Markets Income	Investor	1.53%	$–	$(29,904)	2021
Global Evolution Frontier Markets Income	A	1.55%	–	(2,902)	2021
Global Evolution Frontier Markets Income	C	2.30%	–	(200)	2021
GLG Total Return	Institutional	1.05%	–	(156)	2021
GLG Total Return	Y	1.15%	300	–	2021
GLG Total Return	Investor	1.43%	994	–	2021
GLG Total Return	A	1.45%	–	(35)	2021
GLG Total Return	C	2.20%	–	(35)	2021
GLG Total Return	Ultra	0.95%	668,153	–	2021

Of these amounts, $203,872 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at January 31, 2018 for the GLG Total Return Fund and $16,374 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at January 31, 2018 for the Global Evolution Frontier Markets Income Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover		Expired Expense Carryover	Expiration of Reimbursed Expenses
Global Evolution Frontier Markets Income	$33,532	$66,857		$–	2018
Global Evolution Frontier Markets Income	–	18,592		–	2019
Global Evolution Frontier Markets Income	–	63,671	(1)	–	2020
GLG Total Return	226	263,456		–	2020

(1)	Contractual expense caps were removed from the Institutional, Y, Investor, and A Classes on May 29, 2016. Voluntary expense caps were reinstated November 29, 2016 for the Institutional, Y, Investor, and A Classes.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended January 31, 2018, Foreside collected $10,006 for Global Evolution Frontier Markets Income Fund, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2018, CDSC fees of $562 were collected for Class C Shares of the Global Evolution Frontier Markets Income Fund.

37

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of January 31, 2018, based on management’s evaluation of the shareholder account base, one account in the Global Evolution Frontier Markets Income Fund has been identified as representing an unaffiliated significant ownership of approximately 7% of the Fund’s outstanding shares.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Forward foreign currency contracts are valued using the prevailing forward exchange rate and are categorized as Level 2 in the fair value hierarchy. Swap contracts are valued at prices furnished by independent swap dealers or by an independent pricing service and are generally categorized as a Level 2 in the fair value hierarchy. Forward foreign currency contracts and swap contracts involve, to varying degrees, risk of loss in excess of the unrealized appreciation (depreciation) on the Statement of Assets and Liabilities.

38

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to- market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

39

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Credit-Linked Notes

Credit-linked notes (“CLNs”) are derivative debt obligations that are issued by limited purpose entities or by financial firms, such as banks, securities firms or their affiliates, and that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

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CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks

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January 31, 2018

normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Frontier and Emerging Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended January 31, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

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Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies which involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

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Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the year ended January 31, 2018, the Funds entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amount Outstanding Year ended January 31, 2018
Fund	Purchased Contracts	Sold Contracts
Global Evolution Frontier Markets Income	$2,644,169	$-
GLG Total Return	173,709,065	308,054,272

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended January 31, 2018, the GLG Total Return Fund entered into futures contracts primarily for exposing cash to markets.

The GLG Total Return Fund invested in an insignificant volume of futures contracts during the year, and no positions were held as of January 31, 2018.

Swap Agreements

The Funds may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at

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January 31, 2018

specified, future intervals. Swap agreements are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared swaps are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

For OTC swaps payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Centrally cleared swaps provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments for OTC and centrally cleared swapsare recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under

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January 31, 2018

the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for

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January 31, 2018

the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2018, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the year ended January 31, 2018, the GLG Total Return Fund entered into credit default swaps primarily for return enhancement, hedging, and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Year ended January 31, 2018
GLG Total Return	$221,525,000

Interest Rate Swap Agreements

The GLG Total Return Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the year ended January 31, 2018, the GLG Total Return Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Interest Rate Swap Notional Amounts Outstanding
Fund	Year ended January 31, 2018
GLG Total Return	435,075,000

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American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Global Evolution Frontier Markets Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$184,776	$-	$-	$-	$184,776

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(45,359)	$-	$-	$-	$(45,359)

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(7,711)	$-	$-	$-	$(7,711)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$146,096	$-	$-	$-	$146,096

GLG Total Return Fund

Fair values of financial instruments on the Statement of Assets and Liabilities as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$3,408,659	$-	$-	$-	$3,408,659
Unrealized appreciation from swap agreements	83,600	-	-	-	-	83,600

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(8,705,250)	$-	$-	$-	$(8,705,250)
Unrealized depreciation from swap agreements	(6,694,253)	-	-	(5,595,384)	-	(12,289,637)

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January 31, 2018

The effect of financial derivative instruments on the Statement of Operations as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$2,752,629	$-	$-	$-	$2,752,629
Futures contracts	-	-	-	(9)	-	(9)
Swap agreements	(3,678,687)	-	-	-	-	(3,678,687)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(6,318,307)	$-	$-	$-	$(6,318,307)
Swap agreements	(6,514,758)	-	-	(5,595,384)	-	(12,110,142)

(1) See Note 3 in the Notes to Financial Statements for additional information.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below

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American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Emerging and Frontier Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

50

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds have a lower portfolio turnover rate.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, June 2017, and December 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Leverage Risk

The GLG Total Return Fund’s use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.

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American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Sovereign and Quasi Sovereign Debt Risk

The Funds normally will have significant investments in sovereign and quasi-sovereign debt securities. These investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

52

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2018.

Global Evolution Frontier Markets Income Fund

Offsetting of Financial and Derivative Assets as of January 31, 2018:
	Assets	Liabilities
Forward Foreign Currency Contracts	$184,776	$45,359

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$184,776	$45,359

Total derivative assets and liabilities subject to an MNA	$184,776	$45,359

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2018:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
ICBC STANDARD BANK PLC	$184,776	$-	$-	$-	$184,776

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
ICBC STANDARD BANK PLC	$45,359	$-	$-	$-	$45,359

GLG Total Return Fund

Offsetting of Financial and Derivative Assets as of January 31, 2018:
	Assets	Liabilities
Swap Agreement - OTC	$83,600	$12,289,637
Forward Foreign Currency Contracts	3,408,659	8,705,250

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,492,259	$20,994,887

Total derivative assets and liabilities subject to an MNA	$3,492,259	$20,994,887

53

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2018:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Barclays Bank PLC	$4,478	$(4,478)	$-	$-	$-
Barclays Capital, Inc.	21,824	(21,824)	-	-	-
HSBC Bank (USA)	3,465,957	(3,465,957)	-	-	-

Total	$3,492,259	$(3,492,259)	$-	$-	$-

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Bank of America, N.A.	$482,232	$-	$-	$230,000	$252,232
Barclays Bank PLC	2,780,277	(4,478)	-	-	2,775,799
Barclays Capital, Inc.	872,084	(21,824)	-	-	850,260
Citibank, N.A.	2,043,072	-	-	-	2,043,072
Credit Suisse International	104,418	-	-	-	104,418
Deutsche Bank AG	122,946	-	-	-	122,946
HSBC Bank (USA)	9,398,171	(3,465,957)	-	-	5,932,214
UBS AG	5,191,687	-	-	-	5,191,687

Total	$20,994,887	$(3,492,259)	$-	$230,000	$17,272,628

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. For the Global Evolution Frontier Markets Income Fund, each of the tax years in the 4 year period ended January 31, 2018 and for the GLG Total Return Fund, each of the tax years in the 2 year period ended January 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

54

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

The tax character of distributions paid were as follows:

	Global Evolution Frontier Markets Income Fund		GLG Total Return Fund
	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2018	From May 20, 2016 to January 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$2,845,735	$95,303	$34,961	$99,988
Y Class	3,511,778	188,232	7,933	1,020
Investors Class	2,275,358	128,864	1,537	1,211
A Class	293,772	52,461	1,157	1,020
C Class	214,080	14,541	591	1,020
Ultra Class	-	-	5,439,268	502,688
Long-term capital gains
Institutional Class	-	769,911	10	393
Y Class	-	1,520,652	33	4
Investors Class	-	1,041,038	5	5
A Class	-	423,814	3	4
C Class	-	117,474	3	4
Ultra Class	-	-	23,048	2,551
Return of capital
Institutional Class	-	-	152	-
Y Class	-	-	491	-
Investors Class	-	-	72	-
A Class	-	-	51	-
C Class		-	50	-
Ultra Class	-	-	341,068	-

Total distributions paid	$9,140,723	$4,352,290	$5,850,433	$609,908

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Evolution Frontier Markets Income	$195,519,577	$5,353,385	$(2,303,807)	$3,049,578
GLG Total Return	732,770,889	5,334,322	(12,572,650)	(7,238,328)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Global Evolution Frontier Markets Income	$3,049,578	$1,290,220	$-	$(15,463,989)	$-	$(11,124,191)
GLG Total Return	(7,238,328)	-	-	(9,615,471)	(1,563)	(16,855,362)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, amortization of organizational costs, defaulted bond income accruals, straddle deferrals, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

55

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, paydown reclasses, swap income reclasses, net operating loss not utilized, and dividends that have been redesignated as of January 31, 2018:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Global Evolution Frontier Markets Income	$-	$(845,407)	$845,407	$-
GLG Total Return	-	2,280,457	(2,280,457)	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year January 31, 2018 the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Global Evolution Frontier Markets Income	$3,882,282	$11,581,707
GLG Total Return	-	-

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Fund’s fiscal year ending January 31, 2018. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Fund’s fiscal year, January 31, 2018. For the period ended January 31, 2018, GLG deferred $2,013 in short-term capital losses, $465 in long-term capital losses, and $9,612,993 in late year ordinary losses to February 1, 2018.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Global Evolution Frontier Markets Income	$123,720,101	$-	$21,323,344	$-
GLG Total Return	127,224,460	218,113,609	58,783,585	241,353,206

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2018 were as follows:

Fund	Type of Transaction	January 31, 2017 Shares/Fair Value	Purchases	Sales	January 31, 2018 Shares/Fair Value	Dividend Income
Global Evolution Frontier Markets Income	Direct	$2,688,411	$113,554,726	$88,394,415	$27,848,722	$130,139
GLG Total Return	Direct	1,673,669	871,972,563	859,684,976	13,961,256	188,529

56

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended January 31, 2018, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended January 31,
	2018		2017
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	6,139,305	$57,844,697	493,702	$4,414,663
Reinvestment of dividends	194,497	1,822,176	95,060	846,663
Shares redeemed	(759,494)	(7,164,036)	(393,043)	(3,450,022)
Redemption fees	-	(626)	-	1,420

Net increase in shares outstanding	5,574,308	$52,502,211	195,719	$1,812,724

	Y Class
	Year Ended January 31,
	2018		2017
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	5,977,636	$56,371,234	961,556	$8,569,138
Reinvestment of dividends	371,040	3,480,135	186,466	1,661,715
Shares redeemed	(787,633)	(7,423,091)	(2,031,446)	(17,271,103)
Redemption fees	-	6,934	-	2,746

Net increase/(decrease) in shares outstanding	5,561,043	$52,435,212	(883,424)	$(7,037,504)

	Investor Class
	Year Ended January 31,
	2018		2017
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,670,141	$24,877,596	1,143,932	$10,163,789
Reinvestment of dividends	242,444	2,266,383	129,099	1,148,901
Shares redeemed	(836,260)	(7,768,266)	(933,950)	(8,233,420)
Redemption fees	-	3,588	-	2,061

Net increase in shares outstanding	2,076,325	$19,379,301	339,081	$3,081,331

57

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

	A Class
	Year Ended January 31,
	2018		2017
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares		Amount
Shares sold	246,600	$2,317,510	232,584		$2,079,763
Reinvestment of dividends	30,605	284,937	52,708		469,460
Shares redeemed	(408,936)	(3,828,759)	(665,786)		(5,800,487)
Redemption fees	-	616	-		792

Net (decrease) in shares outstanding	(131,731)	$(1,225,696)	(380,494)		$(3,250,472)

	C Class
	Year Ended January 31,
	2018		2017
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares		Amount
Shares sold	736,515	$6,959,248	36,625		$326,184
Reinvestment of dividends	22,677	212,223	14,074		125,062
Shares redeemed	(75,480)	(705,978)	(103,328)		(922,396)
Redemption fees	-	602	-		251

Net increase/(decrease) in shares outstanding	683,712	$6,466,095	(52,629)		$(470,899)

	Institutional Class
	Year Ended January 31,
	2018		2017
GLG Total Return Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	530,000	A	$5,300,000	A
Reinvestment of dividends	3,291	35,124	9,624		100,381
Shares redeemed	(679,807)	(7,300,030)	(282,462)		(3,000,000)

Net increase/(decrease) in shares outstanding	(676,516)	$(7,264,906)	257,162		$2,400,381

	Y Class
	Year Ended January 31,
	2018		2017
GLG Total Return Fund	Shares	Amount	Shares		Amount
Shares sold	99,879	$1,076,470	-	A	$-	A
Reinvestment of dividends	794	8,458	98		1,024
Shares redeemed	(11,543)	(124,763)	-		-

Net increase in shares outstanding	89,130	$960,165	98		$1,024

	Investor Class
	Year Ended January 31,
	2018		2017
GLG Total Return Fund	Shares	Amount	Shares		Amount
Shares sold	2,242	$24,098	1,961	A	$20,010	A
Reinvestment of dividends	152	1,614	116		1,216

Net increase in shares outstanding	2,394	$25,712	2,077		$21,226

	A Class
	Year Ended January 31,
	2018		2017
GLG Total Return Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	-	A	$-	A
Reinvestment of dividends	114	1,210	98		1,024

Net increase in shares outstanding	114	$1,210	98		$1,024

	C Class
	Year Ended January 31,
	2018		2017
GLG Total Return Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	-	A	$-	A
Reinvestment of dividends	62	644	99		1,024

Net increase in shares outstanding	62	$644	99		$1,024

58

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

	Ultra Class
	Year Ended January 31,
	2018		2017
GLG Total Return Fund	Shares	Amount	Shares		Amount
Shares sold	73,646,676	$792,613,671	6,974,431	A	$73,521,990	A
Reinvestment of dividends	12,855	137,054	99		1,038
Shares redeemed	(9,080,295)	(97,390,518)	(688,884)		(7,249,211)

Net increase in shares outstanding	64,579,236	$695,360,207	6,285,646		$66,273,817

A Seed capital was received in the amount of $4,500,000 for the Institutional, and $100,000 each for Y, Investor, A, C and Ultra Classes, respectively. As a result, shares were issued in the amount of 450,000 for the Institutional class and 100,000 for each remaining classes, respectively.

11.  Subsequent Events

Global Evolution USA, LLC (“Global Evolution”), subadvisor to the American Beacon Global Evolution Frontier Markets Income Fund (the “Fund”), advised American Beacon Advisors, Inc. that it will undergo a change in control following the acquisition of a 45 percent interest in Global Evolution’s parent company by Conning Holdings Limited. The transaction is expected to close in March 2018, subject to customary regulatory approvals and closing conditions. The Fund’s management team at Global Evolution will remain in place and there will be no impact to the Fund as a result in the change in control.

59

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,					February 25, 2014A to January 31,

	2018	2017		2016		2015

Net asset value, beginning of period	$8.96	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.77	0.88		0.67		0.59
Net gains (losses) on investments (both realized and unrealized)	0.61	0.44		(1.30)		(0.30)

Total income (loss) from investment operations	1.38	1.32		(0.63)		0.29

Less distributions:
Dividends from net investment income	(0.72)	(0.08)		(0.50)		(0.59)
Distributions from net realized gains	-	-		-		(0.02)
Tax return of capital	-	(0.63	)H	(0.20	)H	-

Total distributions	(0.72)	(0.71)		(0.70)		(0.61)

Redemption fees added to beneficial interestsB	-	-		-		-

Net asset value, end of period	$9.62	$8.96		$8.35		$9.68

Total returnC	15.92%	16.20%		(6.98)%		2.76	%D

Ratios and supplemental data:
Net assets, end of period	$67,653,731	$13,047,515		$10,531,288		$9,225,629
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.17%	1.40%		1.14%		1.95	%E
Expenses, net of reimbursements or recoupments	1.15%	1.27	%F	1.15%		1.15	%E
Net investment income, before expense reimbursements or recoupments	9.04%	9.98%		7.14%		5.43	%E
Net investment income, net of reimbursements or recoupments	9.06%	10.11%		7.13%		6.22	%E
Portfolio turnover rate	22%	69%		68%		23	%G

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
G	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
H	Return of capital is calculated based on outstanding shares at the time of distribution.

See accompanying notes

60

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,					February 25, 2014A to January 31,

	2018	2017		2016		2015

Net asset value, beginning of period	$8.97	$8.34		$9.69		$10.00

Income (loss) from investment operations:
Net investment income	0.79	0.90		0.61		0.58
Net gains (losses) on investments (both realized and unrealized)	0.58	0.44		(1.28)		(0.28)

Total income (loss) from investment operations	1.37	1.34		(0.67)		0.30

Less distributions:
Dividends from net investment income	(0.71)	(0.08)		(0.50)		(0.59)
Distributions from net realized gains	-	-		-		(0.02)
Tax return of capital	-	(0.63	)H	(0.18	)H	-

Total distributions	(0.71)	(0.71)		(0.68)		(0.61)

Redemption fees added to beneficial interestsB	-	-		-		-

Net asset value, end of period	$9.63	$8.97		$8.34		$9.69

Total returnC	15.83%	16.37%		(7.40)%		2.87	%D

Ratios and supplemental data:
Net assets, end of period	$79,007,953	$23,715,300		$29,434,613		$138,082,358
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.25%	1.48%		1.18%		1.50	%E
Expenses, net of reimbursements or recoupments	1.25%	1.37	%F	1.25%		1.25	%E
Net investment income, before expense reimbursements or recoupments	8.94%	10.49%		7.35%		6.33	%E
Net investment income, net of reimbursements or recoupments	8.94%	10.61%		7.28%		6.59	%E
Portfolio turnover rate	22%	69%		68%		23	%G

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
G	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
H	Return of capital is calculated based on outstanding shares at the time of distribution.

See accompanying notes

61

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,					February 25, 2014A to January 31,

	2018	2017		2016		2015

Net asset value, beginning of period	$8.95	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.78	0.85		0.63		0.55
Net gains (losses) on investments (both realized and unrealized)	0.57	0.43		(1.30)		(0.29)

Total income (loss) from investment operations	1.35	1.28		(0.67)		0.26

Less distributions:
Dividends from net investment income	(0.69)	(0.07)		(0.47)		(0.56)
Distributions from net realized gains	-	-		-		(0.02)
Tax return of capital	-	(0.61	)H	(0.19	)H	-

Total distributions	(0.69)	(0.68)		(0.66)		(0.58)

Redemption fees added to beneficial interestsB	-	-		-		-

Net asset value, end of period	$9.61	$8.95		$8.35		$9.68

Total returnC	15.59%	15.69%		(7.33)%		2.47	%D

Ratios and supplemental data:
Net assets, end of period	$41,560,845	$20,120,332		$15,934,048		$13,987,805
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.41%	1.72%		1.44%		1.78	%E
Expenses, net of reimbursements or recoupments	1.51%	1.63	%F	1.53%		1.53	%E
Net investment income, before expense reimbursements or recoupments	8.73%	9.62%		6.84%		5.86	%E
Net investment income, net of reimbursements or recoupments	8.64%	9.71%		6.76%		6.12	%E
Portfolio turnover rate	22%	69%		68%		23	%G

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
G	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
H	Return of capital is calculated based on outstanding shares at the time of distribution.

See accompanying notes

62

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,					February 25, 2014A to January 31,

	2018	2017		2016		2015

Net asset value, beginning of period	$8.96	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.81	0.90		0.62		0.54
Net gains (losses) on investments (both realized and unrealized)	0.53	0.39		(1.29)		(0.29)

Total income (loss) from investment operations	1.34	1.29		(0.67)		0.25

Less distributions:
Dividends from net investment income	(0.68)	(0.07)		(0.47)		(0.55)
Distributions from net realized gains	-	-		-		(0.02)
Tax return of capital	-	(0.61	)H	(0.19	)H	-

Total distributions	(0.68)	(0.68)		(0.66)		(0.57)

Redemption fees added to beneficial interestsB	-	-		-		-

Net asset value, end of period	$9.62	$8.96		$8.35		$9.68

Total returnC	15.51%	15.77%		(7.36)%		2.42	%D

Ratios and supplemental data:
Net assets, end of period	$3,726,687	$4,648,954		$7,513,980		$15,782,502
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.48%	1.78%		1.52%		1.88	%E
Expenses, net of reimbursements or recoupments	1.55%	1.67	%F	1.55%		1.55	%E
Net investment income, before expense reimbursements or recoupments	8.65%	9.85%		6.89%		5.82	%E
Net investment income, net of reimbursements or recoupments	8.58%	9.96%		6.86%		6.15	%E
Portfolio turnover rate	22%	69%		68%		23	%G

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
G	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
H	Return of capital is calculated based on outstanding shares at the time of distribution.

See accompanying notes

63

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,			February 25, 2014 to January 31,		Year EndedA January 31,
	2018	2017		2016		2015

Net asset value, beginning of period	$8.93	$8.34		$9.67		$10.00

Income (loss) from investment operations:
Net investment income	0.65	0.83		0.56		0.47
Net gains (losses) on investments (both realized and unrealized)	0.62	0.39		(1.30)		(0.30)

Total income (loss) from investment operations	1.27	1.22		(0.74)		0.17

Less distributions:
Dividends from net investment income	(0.62)	(0.07)		(0.42)		(0.48)
Distributions from net realized gains	-	-		-		(0.02)
Tax return of capital	-	(0.56	)H	(0.17	)H	-

Total distributions	(0.62)	(0.63)		(0.59)		(0.50)

Redemption fees added to beneficial interestsB	-	-		-		-

Net asset value, end of period	$9.58	$8.93		$8.34		$9.67

Total returnC	14.66%	14.90%		(8.06)%		1.60	%D

Ratios and supplemental data:
Net assets, end of period	$8,398,773	$1,724,982		$2,049,234		$1,244,636
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.29%	2.55%		2.31%		3.01	%E
Expenses, net of reimbursements or recoupments	2.30%	2.30%		2.30%		2.31	%E
Net investment income, before expense reimbursements or recoupments	7.81%	8.90%		5.89%		4.62	%E
Net investment income, net of reimbursements or recoupments	7.81%	9.14%		5.90%		5.33	%E
Portfolio turnover rate	22%	69%		68%		23	%F

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
H	Return of capital is calculated based on outstanding shares at the time of distribution.

See accompanying notes

64

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,		May 20, 2016A to January 31,
	2018		2017

Net asset value, beginning of period	$10.69		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	F	0.07
Net gains on investments (both realized and unrealized)	(0.12)		0.73

Total income (loss) from investment operations	(0.06)		0.80

Less distributions:
Dividends from net investment income	(0.11)		(0.10)
Distributions from net realized gains	(0.02)		(0.01)
Tax return of capital	(0.00	)G H	-

Total distributions	(0.13)		(0.11)

Net asset value, end of period	$10.50		$10.69

Total returnB	(0.64)%		7.95	%C

Ratios and supplemental data:
Net assets, end of period	$321,683		$7,560,278
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.03%		2.09	%D
Expenses, net of reimbursements or recoupments	1.05%		1.05	%D
Net investment income, before expense reimbursements or recoupments	0.49%		0.01	%D
Net investment income, net of reimbursements or recoupments	0.46%		1.05	%D
Portfolio turnover rate	248%		311	%E

A	May 20, 2016 is the inception date of the GLG Total Return Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.
F	Per share amounts have been calculated using the average shares method.
G	Return of capital is calculated based on shares outstanding at the time of distribution.
H	Amount represents less than $0.01 per share.

See accompanying notes

65

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,		May 20, 2016A to January 31,
	2018		2017

Net asset value, beginning of period	$10.68		$10.00

Income (loss) from investment operations:
Net investment income	0.09		0.07
Net gains (losses) on investments (both realized and unrealized)	(0.17)		0.72

Total income (loss) from investment operations	(0.08)		0.79

Less distributions:
Dividends from net investment income	(0.10)		(0.10)
Distributions from net realized gains	(0.02)		(0.01)
Tax return of capital	(0.01	)F	-

Total distributions	(0.13)		(0.11)

Net asset value, end of period	$10.47		$10.68

Total returnB	(0.78)%		7.85	%C

Ratios and supplemental data:
Net assets, end of period	$1,038,736		$107,884
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.18%		5.31	%D
Expenses, net of reimbursements or recoupments	1.15%		1.15	%D
Net investment income (loss), before expense reimbursements or recoupments	0.18%		(3.21	)%D
Net investment income, net of reimbursements or recoupments	0.21%		0.95	%D
Portfolio turnover rate	248%		311	%E

A	May 20, 2016 is the inception date of the GLG Total Return Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.
F	Return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

66

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,		May 20, 2016A to January 31,
	2018		2017

Net asset value, beginning of period	$10.66		$10.00

Income (loss) from investment operations:
Net investment income	0.02		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.13)		0.72

Total income (loss) from investment operations	(0.11)		0.77

Less distributions:
Dividends from net investment income	(0.09)		(0.10)
Distributions from net realized gains	(0.02)		(0.01)
Tax return of capital	(0.01	)F	-

Total distributions	(0.12)		(0.11)

Net asset value, end of period	$10.43		$10.66

Total returnB	(1.05)%		7.65	%C

Ratios and supplemental data:
Net assets, end of period	$150,889		$128,790
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.09%		5.14	%D
Expenses, net of reimbursements or recoupments	1.43%		1.43	%D
Net investment (loss), before expense reimbursements or recoupments	(0.62)%		(3.04	)%D
Net investment income, net of reimbursements or recoupments	0.03%		0.67	%D
Portfolio turnover rate	248%		311	%E

A	May 20, 2016 is the inception date of the GLG Total Return Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.
F	Return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

67

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

Net asset value, beginning of period	$10.66		$10.00

Income (loss) from investment operations:
Net investment income	0.00	B	0.05
Net gains (losses) on investments (both realized and unrealized)	(0.12)		0.72

Total income (loss) from investment operations	(0.12)		0.77

Less distributions:
Dividends from net investment income	(0.10)		(0.10)
Distributions from net realized gains	(0.02)		(0.01)
Tax return of capital	(0.00	)B G	-

Total distributions	(0.12)		(0.11)

Net asset value, end of period	$10.42		$10.66

Total returnC	(1.15)%		7.65	%D

Ratios and supplemental data:
Net assets, end of period	$106,439		$107,660
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.42%		5.62	%E
Expenses, net of reimbursements or recoupments	1.45%		1.45	%E
Net investment income (loss), before expense reimbursements or recoupments	0.05%		(3.51	)%E
Net investment income, net of reimbursements or recoupments	0.02%		0.65	%E
Portfolio turnover rate	248%		311	%F

A	May 20, 2016 is the inception date of the GLG Total Return Fund.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.
G	Return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

68

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

Net asset value, beginning of period	$10.61		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.08)		(0.01)
Net gains (losses) on investments (both realized and unrealized)	(0.12)		0.73

Total income (loss) from investment operations	(0.20)		0.72

Less distributions:
Dividends from net investment income	(0.04)		(0.10)
Distributions from net realized gains	(0.02)		(0.01)
Tax return of capital	(0.01	)F	-

Total distributions	(0.07)		(0.11)

Net asset value, end of period	$10.34		$10.61

Total returnB	(1.95)%		7.15	%C

Ratios and supplemental data:
Net assets, end of period	$105,096		$107,101
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.17%		6.37	%D
Expenses, net of reimbursements or recoupments	2.20%		2.20	%D
Net investment (loss), before expense reimbursements or recoupments	(0.70)%		(4.27	)%D
Net investment (loss), net of reimbursements or recoupments	(0.73)%		(0.10	)%D
Portfolio turnover rate	248%		311	%E

A	May 20, 2016 is the inception date of the GLG Total Return Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.
F	Return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

69

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Ultra
	Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

Net asset value, beginning of period	$10.69		$10.00

Income (loss) from investment operations:
Net investment income	0.11		0.07
Net gains (losses) on investments (both realized and unrealized)	(0.17)		0.73

Total income (loss) from investment operations	(0.06)		0.80

Less distributions:
Dividends from net investment income	(0.10)		(0.10)
Distributions from net realized gains	(0.02)		(0.01)
Tax return of capital	(0.01	)F	-

Total distributions	(0.13)		(0.11)

Net asset value, end of period	$10.50		$10.69

Total returnB	(0.57)%		7.95	%C

Ratios and supplemental data:
Net assets, end of period	$743,861,439		$67,330,248
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.07%		2.09	%D
Expenses, net of reimbursements or recoupments	0.95%		0.95	%D
Net investment income, before expense reimbursements or recoupments	0.34%		0.76	%D
Net investment income, net of reimbursements or recoupments	0.46%		1.91	%D
Portfolio turnover rate	248%		311	%E

A	May 20, 2016 is the inception date of the GLG Total Return Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.
F	Return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

70

American Beacon FundsSM

Federal Tax Information

January 31, 2018 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Long-Term Capital Gain Distributions:

Global Evolution Frontier Markets Income	$-
GLG Total Return	23,102

Short-Term Capital Gain Distributions:

Global Evolution Frontier Markets Income	$-
GLG Total Return	1,136,382

Shareholders received notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

71

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-five funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (57)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

72

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Douglas A. Lindgren*** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

73

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

74

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

75

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

76

American Beacon FundsSM

Privacy Policy

January 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Global Evolution Frontier Markets Income Fund and American Beacon GLG Total Return Fund are service marks of American Beacon Advisors, Inc.

AR 1/18

American Beacon®
FUNDS

2018 ANNUAL REPORT

January 31, 2018

GROSVENOR LONG/SHORT FUND

NUMERIC INTEGRATED ALPHA FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GROSVENOR LONG/SHORT FUND

Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale.

NUMERIC INTEGRATED ALPHA FUND

Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Investing in derivative instruments involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of the Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed- income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions- based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Global Equity Market Overview

January 31, 2018 (Unaudited)

Global equity markets produced very strong returns for the 12-month period ended January 31, 2018, evidenced by the 27.5% return of the MSCI All Country World Index. Market conditions characterized by low volatility, central-bank accommodation, low inflation and strong corporate results provided a healthy backdrop for equity markets.

Domestic small-cap stocks, represented by the Russell 2000 Index, returned 17.2%. Small caps underperformed large-cap stocks, represented by the S&P 500 Index, which returned 26.4%. Remarkably, the S&P 500 Index only had one instance during the period where it was down more than 0.5% on consecutive trading days. From a sector perspective within the S&P 500 Index, all sectors produced positive returns for the year. The top performers were Information Technology up 43.1% and Financials up 29.8%. On the other hand, lagging sectors included Telecommunications Services up 1.8%, Energy up 6.6% and Real Estate up 8.8%. From a style standpoint, investors favored growth stocks, which easily outperformed value as demonstrated by the Russell 3000 Growth Index return of 34.1% compared to the Russell 3000 Value Index return of 16.7%.

International, developed markets provided strong returns over the period as the MSCI EAFE Index was up 27.6%. In Europe, the high returns were broad-based – represented by the MSCI Italy Index up 47.2%, the MSCI France Index up 37.0%, the MSCI Germany Index up 31.2% and the MSCI United Kingdom Index up 24.4% – as investors bid up shares in an improving European economy. In Japan, the MSCI Japan Index returned an impressive 25.0% as Prime Minister Shinzo Abe’s market-friendly reform efforts continued to take hold.

In the developing world, emerging markets (“EMs”) had an extraordinary year as rising commodity prices and positive investor sentiment lifted stocks. The MSCI Emerging Markets Index returned 41.0%. China, the largest country classified as an EM, led the way during the period with the MSCI China Index up an astonishing 62.3%. Other notable EM markets included the MSCI Poland Index up 52.4%, the MSCI India Index up 37.6% and the MSCI Brazil Index up 31.0%. The MSCI Mexico Index was up 22.4%, weak relative to other EMs, as investors worried about the outcome of ongoing NAFTA negotiations and a presidential election in the summer of 2018.

American Beacon Grosvenor Long/Short FundSM

Performance Overview

January 31, 2018 (Unaudited)

The Investor Class of the American Beacon Grosvenor Long/Short Fund (the “Fund”) returned 13.99% for the twelve months ended January 31, 2018. The Fund underperformed the long-only MSCI World Index (the “Index”) return of 25.83%, and for additional comparison, the Fund outperformed the Morningstar Long/Short Equity category average return of 13.39%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/1/2015 through 1/31/2018

Total Returns for the Period ended January 31, 2018
	Ticker	1 Year	Since Inception 10/1/2015	Value of $10,000 10/01/2015- 1/31/2018
Institutional Class (1,3)	GVRIX	14.39%	9.80%	$12,437
Y Class (1,3)	GVRYX	14.32%	9.68%	$12,406
Investor Class (1,3)	GVRPX	13.99%	9.37%	$12,326
A without Sales Charge (1,3)	GSVAX	13.89%	9.33%	$12,315
A with Sales Charge (1,3)	GSVAX	7.31%	6.59%	$11,607
C without Sales Charge (1,3)	GVRCX	13.07%	8.52%	$12,102
C with Sales Charge (1,3)	GVRCX	12.07%	8.52%	$12,102
Ultra Class (1,3)	GVRUX	14.38%	9.79%	$12,437

MSCI World Index (2)		25.83%	17.44%	$14,560

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

American Beacon Grosvenor Long/Short FundSM

Performance Overview

January 31, 2018 (Unaudited)

2.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot directly invest in an index.

3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and Ultra Class shares were 4.29%, 4.76%, 5.02%, 5.06%, 5.80%, and 4.33% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During this twelve month period, global equity and credit markets experienced strong performance, and the Fund captured gains on both an absolute basis and relative to its long/short equity peer group. Corporate earnings resumed positive growth rates across a number of sectors, and macroeconomic trends were positive given the modest uptick in global GDP growth. Labor markets in many major economies are near full employment, and volatility remained suppressed well below historical levels despite widening divisions between the major central bank approaches toward monetary policy. Cyclical sectors generally outperformed defensives and drove strong gains in the Fund’s allocations to information technology, industrials, materials and financials. The Fund’s holdings in consumer discretionary, including online retail and entertainment, were beneficial as well.

The Fund’s lead sub-advisor, Grosvenor Capital Management, provides a distinct investment process consisting of thorough manager due diligence and dynamic manager allocation. Comprehensive analysis is performed by three separate teams covering the areas of investment research, risk management and operations of each manager and continues with ongoing monitoring. This investment process has remained consistent since the Fund’s inception.

Top 10 Long Exposures (% Net Assets)
Lowe’s Cos, Inc.	1.6
Teck Resources Ltd.	1.6
Caesars Entertainment Corp.	1.3
FirstEnergy Corp.	1.3
SS&C Technologies Holdings, Inc.	1.2
OneMain Holdings, Inc.	1.2
Domino’s Pizza, Inc.	1.2
LKQ Corp.	1.2
Exelon Corp.	1.1
Middleby Corp.	1.1

Top 10 Short Exposures (% Net Assets)
Consumer Discretionary Select Sector SPDR Fund	(2.0)
Vanguard Total International Bond ETF	(1.0)
Consumer Staples Select Sector SPDR Fund	(0.9)
iShares 20+ Year Treasury Bond ETF	(0.7)
Health Care Select Sector SPDR Fund	(0.6)
Technology Select Sector SPDR Fund	(0.6)
Xcel Energy, Inc.	(0.4)
Duke Energy Corp.	(0.4)
iShares 7-10 Year Treasury Bond ETF	(0.3)
Vanguard REIT ETF	(0.3)

American Beacon Grosvenor Long/Short FundSM

Performance Overview

January 31, 2018 (Unaudited)

Net Sector Exposures (% Investments)
Consumer Discretionary	28.2
Financials	20.9
Information Technology	19.0
Industrials	14.5
Materials	11.5
Utilities	8.3
Consumer Staples	3.3
Energy	2.9
Telecommunication Services	2.1
Investment Companies	1.8
Health Care	1.6
Real Estate	1.1
Exchange-Traded Instruments	(15.2)

Fund Level Exposure (% Net Assets)	Fund
Net Exposure	55.2
Gross Exposure	101.6
Long Exposure	78.4
Short Exposure	23.2

American Beacon Numeric Integrated Alpha FundSM

Performance Overview

January 31, 2018 (Unaudited)

The Investor Class of the American Beacon Numeric Integrated Alpha Fund (the “Fund”) returned -1.06% for the twelve months ended January 31, 2018.

Comparison of Change in Value of a $10,000 Investment for the period from 11/01/2016 through 1/31/2018

Total Returns for the Period ended January 31, 2018
	Ticker	1 Year	Since Inception 11/1/2016	Value of $10,000 11/1/2016- 1/31/2018
Institutional Class (1,3)	NIAIX	(0.67)%	1.45%	10,182
Y Class (1,3)	NIAYX	(0.79)%	1.43%	10,179
Investor Class (1,3)	NIAPX	(1.06)%	1.13%	10,141
Ultra Class (1,3)	NIAUX	(0.57)%	1.69%	10,211

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (2)		0.93%	0.83%	10,104

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury bills of about 90-day maturity. One cannot directly invest in an index.

3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, and Ultra Class shares were 6.17%, 6.27%, 6.55%, and 6.07%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Numeric Integrated Alpha FundSM

Performance Overview

January 31, 2018 (Unaudited)

Among the Fund’s strategies, the Core Market Neutral component was the primary detractor from performance during the period. This strategy develops a market-neutral, long-short equity portfolio that seeks to identify mispriced securities caused by valuation discrepancies, investor sentiment, seasonal trends and other events that cause equity prices to fluctuate around fundamental valuations. The Fund’s U.S. equity exposures detracted from returns during the period, but European equities were the top contributors.

Within Core Market Neutral, the Fund also employs industry-specific models in both Retail and Real Estate Investment Trust (REIT). The Retail model detracted from performance during the period, while the REIT model contributed positively.

The Fund’s Dynamic Beta component contributed positively to returns during the period. This strategy uses global equity indices and U.S. Treasuries to add long exposure to the Fund through futures contracts when the models identify opportunity. During this period, exposures to all equity indices benefitted the Fund, led by the Emerging Markets, EAFE and U.S. equities in order of significance. Exposure to ten-year U.S. Treasuries, however, detracted slightly.

Lastly, the Dislocation and the Sector components of the Fund’s strategies both detracted from performance during the period. The Dislocation strategy seeks to benefit from market-neutral long and short positions in companies whose stock prices have been dislocated, or moved, beyond typical ranges due to news headlines, earnings results, analyst opinions or other announcements. The Fund seeks to benefit when prices revert to more appropriate levels.

The Sector strategy seeks to benefit from market-neutral long and short positions by utilizing S&P 500 Index Sector Exchange Traded Funds. To the extent that valuation discrepancies across equity sectors become abnormally large, the Fund seeks to benefit from their return to more appropriate levels.

The sub-advisor’s systematic investment process utilizes a fundamentals-based approach that combines a diversified set of uncorrelated quantitative strategies. This investment process has remained consistent since the Fund’s inception.

Top Ten Long Exposures (% Net Assets)
Technology Select Sector SPDR Fund		3.4
Consumer Discretionary Select Sector SPDR Fund		2.5
Domino’s Pizza, Inc.		1.3
Equinix, Inc.		1.3
Ameriprise Financial, Inc.		1.2
Empire State Realty Trust, Inc., Class A		1.2
QTS Realty Trust, Inc., Class A		1.2
CoreSite Realty Corp.		1.2
Forest City Realty Trust, Inc., Class A		1.2
GameStop Corp.		1.2

Total Fund Holdings	179

Top Ten Short Exposures (% Net Assets)
Real Estate Select Sector SPDR Fund		(2.6)
Utilities Select Sector SPDR Fund		(1.9)
Consumer Staples Select SPDR Fund		(1.5)
Financial Select Sector SPDR Fund		(1.4)
Tesla, Inc.		(1.3)
Tapestry, Inc.		(1.3)
Murphy USA, Inc.		(1.2)
Wabtec Corp.		(1.2)
Hersha Hospitality Trust		(1.2)
Omega Healthcare Investors, Inc.		(1.2)

Total Fund Holdings	90

American Beacon Numeric Integrated Alpha FundSM

Performance Overview

January 31, 2018 (Unaudited)

Sector Exposure (%)	Portfolio Long	Portfolio Short
Real Estate	15.4	(15.8)
Consumer Discretionary	9.1	(9.6)
Exchange-Traded Instruments	7.9	(7.9)
Information Technology	6.2	(2.9)
Industrials	6.0	(2.8)
Financials	5.0	(3.9)
Energy	3.9	(4.2)
Health Care	3.6	(1.0)
Consumer Staples	2.5	(0.1)
Utilities	1.3	(1.8)
Materials	0.7	(0.3)
Telecommunication Services	0.1	(0.0)

American Beacon FundsSM

Expense Example

January 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2017 through January 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Example

January 31, 2018 (Unaudited)

Grosvenor Long/Short Fund
	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Expenses Paid During Period 8/1/2017-1/31/2018*
Institutional Class
Actual	$1,000.00	$1,094.60	$20.70
Hypothetical**	$1,000.00	$1,005.40	$19.81
Y Class
Actual	$1,000.00	$1,093.80	$21.32
Hypothetical**	$1,000.00	$1,004.80	$20.41
Investor Class
Actual	$1,000.00	$1,092.50	$22.52
Hypothetical**	$1,000.00	$1,003.70	$21.57
A Class
Actual	$1,000.00	$1,091.60	$22.77
Hypothetical**	$1,000.00	$1,003.40	$21.81
C Class
Actual	$1,000.00	$1,087.20	$26.78
Hypothetical**	$1,000.00	$999.50	$25.65
Ultra ClassA
Actual	$1,000.00	$1,080.90	$7.14
Hypothetical**	$1,000.00	$1,009.00	$16.25

*	Expenses are equal to the Fund’s annualized expense ratios (including non-operating expenses (See Financial Highlights for more information)) for the six-month period of 3.92%, 4.04%, 4.27%, 4.32%, 5.09%, and 3.21% for the Institutional, Y, Investor, A, C, and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.
A	Commencement of operations, November 14, 2017 through January 31, 2018.

Numeric Integrated Alpha Fund
	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Expenses Paid During Period 8/1/2017-1/31/2018*
Institutional Class
Actual	$1,000.00	$1,007.10	$27.82
Hypothetical**	$1,000.00	$997.50	$27.69
Y Class
Actual	$1,000.00	$1,006.80	$28.33
Hypothetical**	$1,000.00	$997.00	$28.19
Investor Class
Actual	$1,000.00	$1,005.10	$29.72
Hypothetical**	$1,000.00	$995.60	$29.58
Ultra Class
Actual	$1,000.00	$1,008.00	$26.42
Hypothetical**	$1,000.00	$998.90	$26.30

*	Expenses are equal to the Fund’s annualized expense ratios (including non-operating expenses (See Financial Highlights for more information)) for the six-month period of 5.50%, 5.60%, 5.88%, and 5.22% for the Institutional, Y, Investor, and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Grosvenor Long/Short Fund and American Beacon Numeric Integrated Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Grosvenor Long/Short Fund and American Beacon Numeric Integrated Alpha Fund (two of the series constituting American Beacon Funds, referred to hereafter as the “Funds”) as of January 31, 2018, the related statements of operations for the year ended January 31, 2018, the statements of changes in net assets for each of the periods listed in the table below, including the related notes, and the financial highlights for each of the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of changes in net assets and financial highlights
American Beacon Grosvenor Long/Short Fund	Each of the two years in the period ended January 31, 2018
American Beacon Numeric Integrated Alpha Fund	Period November 1, 2016 (commencement of operations) through January 31, 2017 and year ended January 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

With respect to the American Beacon Grosvenor Long/Short Fund, the financial statements as of January 31, 2016 and for the period October 1, 2015 to January 31, 2016 and the financial highlights for the period October 1, 2015 to January 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, MA

March 27, 2018

We have served as the auditor of one or more American Beacon investment companies since 2016.

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

SECURITIES HELD LONG
COMMON STOCKS - 77.07%
Consumer Discretionary - 18.05%
Auto Components - 0.09%
Cia Energetica de Minas Gerais, Sponsored ADR	6,973	$16,247
Commencement BankA	17	264
Mountain Commerce Bancorp, Inc.A	146	2,635

		19,146

Automobiles - 0.32%
Harley-Davidson, Inc.	1,350	65,421

Distributors - 1.16%
LKQ Corp.A B	5,651	237,512

Hotels, Restaurants & Leisure - 5.33%
Caesars Entertainment Corp.A B	19,186	267,645
Carnival Corp.	1,910	136,775
Domino’s Pizza, Inc.	1,123	243,523
Marriott International, Inc., Class A	187	27,553
Melco Resorts & Entertainment Ltd., ADR	2,964	88,268
Norwegian Cruise Line Holdings Ltd.A	2,888	175,417
SeaWorld Entertainment, Inc.A	2,198	33,519
Wyndham Worldwide Corp.	970	120,406
Yum! Brands, Inc.	5	423

		1,093,529

Household Durables - 2.15%
AV Homes, Inc.A	650	10,985
Century Communities, Inc.A	1,164	36,782
DR Horton, Inc.	1,700	83,385
iRobot Corp.A	340	30,175
Lennar Corp., Class A	417	26,129
M/I Homes, Inc.A	693	22,412
Meritage Homes Corp.A	223	10,581
Mohawk Industries, Inc.A B	641	180,160
Taylor Morrison Home Corp., Class AA	1,037	26,371
William Lyon Homes, Class AA	501	13,602

		440,582

Internet & Direct Marketing Retail - 1.52%
JD.com, Inc., ADRA	796	39,187
Netflix, Inc.A	235	63,520
Priceline Group, Inc.A	96	183,557
Yoox Net-A-Porter Group SpAA	531	24,953

		311,217

Leisure Products - 0.30%
Brunswick Corp.	983	61,713

Media - 2.54%
CBS Corp., Class B, NVDR	2,302	132,618
Liberty Media Corp-Liberty SiriusXM, Tracking Stock, Class AA B C	3,956	178,060
Liberty Media Corp-Liberty SiriusXM, Tracking Stock, Class CA B C	908	40,688
Viacom, Inc., Class B	5,058	169,038

		520,404

Multiline Retail - 1.03%
B&M European Value Retail S.A.	21,348	126,063

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 77.07% (continued)
Consumer Discretionary - 18.05% (continued)
Multiline Retail - 1.03% (continued)
Macy’s, Inc.	305	$7,915
Target Corp.	1,034	77,777

		211,755

Specialty Retail - 3.28%
Five Below, Inc.A	275	17,856
Lowe’s Cos, Inc.B	3,228	338,068
MarineMax, Inc.A	4,070	93,407
O’Reilly Automotive, Inc.A	783	207,252
Tile Shop Holdings, Inc.	1,761	16,465

		673,048

Textiles, Apparel & Luxury Goods - 0.33%
Deckers Outdoor Corp.A	304	26,056
Moncler SpA	556	18,321
Swatch Group AG	49	22,453

		66,830

Total Consumer Discretionary		3,701,157

Consumer Staples - 2.35%
Beverages - 0.84%
Anheuser-Busch InBev S.A., Sponsored ADR	966	109,622
Constellation Brands, Inc., Class A	285	62,549

		172,171

Food & Staples Retailing - 0.09%
Koninklijke Ahold Delhaize N.V.	800	17,849

Food Products - 0.61%
Mondelez International, Inc., Class A	2,811	124,808

Household Products - 0.81%
Procter & Gamble Co.	1,933	166,895

Total Consumer Staples		481,723

Energy - 1.82%
Oil, Gas & Consumable Fuels - 1.82%
Hess Corp.	2,863	144,610
Kunlun Energy Co., Ltd.	12,000	11,856
Laredo Petroleum, Inc.A	4,614	44,894
Novatek PJSC, GDR	436	58,032
PetroChina Co., Ltd., Class H	76,000	60,236
YPF S.A., Sponsored ADR	2,201	53,154

		372,782

Financials - 15.69%
Banks - 9.72%
1st Capital BankA	2,265	35,311
American Business BankA B	2,775	113,081
American River Bankshares	2,042	30,793
American Riviera BankA B	2,244	43,197
Atlantic Capital Bancshares, Inc.A	1,517	27,079
Bank of Ireland Group PLCA	4,957	48,496
Bank of the James Financial Group, Inc.B	3,536	51,909
Baycom Corp.A	2,038	40,658

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 77.07% (continued)
Financials - 15.69% (continued)
Banks - 9.72% (continued)
Bridge Bancorp, Inc.B	3,696	$126,773
Burke & Herbert Bank & Trust Co.	3	8,253
California Bancorp, Inc.A	881	20,748
Cambridge BancorpB	914	70,378
Chemung Financial Corp.	541	24,167
Commerce West BankB	1,605	39,403
Community Financial Corp.B	2,139	78,801
Delmarva Bancshares, Inc.A	1,193	8,852
DNB Financial Corp.	136	4,631
Eagle Financial Services, Inc.	69	2,180
Embassy Bancorp, Inc.	42	701
ENB Financial Corp.	23	791
Esquire Financial Holdings, Inc.A	2,470	56,217
Exchange Bank	136	24,315
Farmers & Merchants Bank of Long Beach	7	56,140
First Foundation, Inc.A	5,146	100,090
First Northern Community BancorpA	2,422	32,818
First of Long Island Corp.B	2,713	76,235
First Savings Financial Group, Inc.	155	9,843
First United Corp.A	563	9,768
Franklin Financial Network, Inc.A	736	23,736
Independent Bank Corp.	821	18,924
Meridian BankA	2,342	42,531
Metro Bank PLCA	611	31,526
Metropolitan Bank Holding Corp.A	1,369	65,014
MidSouth Bancorp, Inc.	595	8,419
Oak Valley Bancorp	391	7,867
Old Point Financial Corp.	155	4,548
Pacific City Financial Corp.	2,148	32,327
Peapack Gladstone Financial Corp.B	2,143	76,119
Premier Commercial BancorpA	1,462	17,383
Premier Financial Bancorp, Inc.	707	13,447
Private Bancorp of America, Inc.A	417	10,429
Sandy Spring Bancorp, Inc.	1,638	61,949
Seacoast Banking Corp. of FloridaA B	2,087	53,824
Seacoast Commerce Banc Holdings	1,185	24,482
Shore Bancshares, Inc.	1,940	35,347
Stewardship Financial Corp.	2,013	22,445
Sussex BancorpB	1,956	56,920
Tri City Bankshares Corp.	690	14,283
UniCredit SpAA	4,776	105,227
Veritex Holdings, Inc.A B	1,729	49,294
WTB Financial Corp., Class B	206	75,190

		1,992,859

Capital Markets - 1.03%
S&P Global, Inc.B	1,162	210,438

Consumer Finance - 2.36%
Ally Financial, Inc.B	4,351	129,529
OneMain Holdings, Inc.A B	7,553	247,059
Regional Management Corp.A B	3,762	106,690

		483,278

Diversified Financial Services - 0.17%
Marlin Business Services Corp.	1,489	35,289

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 77.07% (continued)
Financials - 15.69% (continued)
Thrifts & Mortgage Finance - 2.41%
BofI Holding, Inc.A B	1,360	$48,919
Charter Court Financial Services Group PLCA C	10,214	46,843
Home Capital Group, Inc.	603	8,383
Merchants BancorpA	4,538	92,122
Meta Financial Group, Inc.	353	41,301
OneSavings Bank PLC	5,943	33,685
PennyMac Financial Services, Inc., Class AA B	4,129	91,664
Provident Bancorp, Inc.A B	1,968	47,330
Sterling Bancorp, Inc.A	6,583	83,538

		493,785

Total Financials		3,215,649

Health Care - 0.96%
Health Care Providers & Services - 0.79%
Cigna Corp.	502	104,592
Express Scripts Holding Co.A	37	2,930
Universal Health Services, Inc., Class B	445	54,067

		161,589

Pharmaceuticals - 0.17%
Takeda Pharmaceutical Co., Ltd.	591	34,728

Total Health Care		196,317

Industrials - 10.41%
Aerospace & Defense - 0.91%
Meggitt PLC	8,925	58,824
Spirit AeroSystems Holdings, Inc., Class A	342	35,007
TransDigm Group, Inc.	291	92,221

		186,052

Air Freight & Logistics - 0.46%
FedEx Corp.	360	94,493

Airlines - 0.57%
Alaska Air Group, Inc.	447	29,381
Copa Holdings S.A., Class A	222	30,709
Southwest Airlines Co.	916	55,693

		115,783

Building Products - 1.78%
AO Smith Corp.	323	21,570
Builders FirstSource, Inc.A	1,236	26,475
Daikin Industries Ltd.	400	47,980
Fortune Brands Home & Security, Inc.	1,752	124,270
Masco Corp.	3,241	144,743

		365,038

Commercial Services & Supplies - 1.39%
Advanced Disposal Services, Inc.A	3,333	81,225
China Everbright International Ltd.	29,000	44,338
KAR Auction Services, Inc.B	2,915	158,984

		284,547

Construction & Engineering - 0.44%
AECOMA	1,481	57,922

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 77.07% (continued)
Industrials - 10.41% (continued)
Construction & Engineering - 0.44% (continued)
Beijing Urban Construction Design & Development Group Co., Ltd., Class HD	54,000	$32,927

		90,849

Electrical Equipment - 0.59%
Enphase Energy, Inc.A	13,591	29,900
Philips Lighting N.V.D	1,116	43,923
Zhuzhou CRRC Times Electric Co., Ltd., Class H	8,400	46,496

		120,319

Machinery - 2.68%
China Conch Venture Holdings Ltd.	9,500	26,596
Deere & Co.	342	56,916
Gates Industrial Corp. PLCA	685	13,426
Kennametal, Inc.	368	17,951
Middleby Corp.A B	1,614	219,924
Navistar International Corp.A	2,490	114,117
Tadano Ltd.	383	6,680
Trinity Industries, Inc.	2,180	75,144
Wabtec Corp.	112	9,076
Xylem, Inc.	127	9,177

		549,007

Professional Services - 0.20%
IHS Markit Ltd.A	868	41,430

Road & Rail - 0.56%
Genesee & Wyoming, Inc., Class AA	96	7,665
Kansas City Southern	953	107,813

		115,478

Trading Companies & Distributors - 0.83%
AerCap Holdings N.V.A B	1,809	97,867
Air Lease Corp.B	1,163	56,545
BOC Aviation Ltd.D	2,747	16,153

		170,565

Total Industrials		2,133,561

Information Technology - 10.75%
Communications Equipment - 0.73%
Palo Alto Networks, Inc.A	951	150,135

Electronic Equipment, Instruments & Components - 0.82%
Itron, Inc.A	752	55,046
Landis+Gyr Group AGA	777	64,281
Universal Display Corp.	300	47,820

		167,147

Internet Software & Services - 2.25%
Alibaba Group Holding Ltd., Sponsored ADRA	769	157,099
Alphabet, Inc., Class AA B	163	192,702
Auto Trader Group PLCD	5,240	26,791
Facebook, Inc., Class AA	121	22,614
Five9, Inc.A	2,351	61,150

		460,356

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 77.07% (continued)
Information Technology - 10.75% (continued)
IT Services - 2.20%
Fidelity National Information Services, Inc.B	1,585	$162,241
PayPal Holdings, Inc.A	1,158	98,800
Worldpay, Inc., Class AA	2,352	188,889

		449,930

Semiconductors & Semiconductor Equipment - 0.09%
Micron Technology, Inc.A	431	18,843

Software - 4.58%
Activision Blizzard, Inc.	908	67,310
CDK Global, Inc.	3,068	218,718
LINE Corp., Sponsored ADRA	3,091	137,209
Microsoft Corp.	688	65,367
Nintendo Co., Ltd.	99	43,501
Red Hat, Inc.A	620	81,456
ServiceNow, Inc.A	492	73,244
SS&C Technologies Holdings, Inc.B	5,026	252,707

		939,512

Technology Hardware, Storage & Peripherals - 0.08%
Apple, Inc.	103	17,245

Total Information Technology		2,203,168

Materials - 6.99%
Chemicals - 1.70%
DowDuPont, Inc.	1,112	84,045
Mosaic Co.	1,522	41,551
Olin Corp.	1,671	62,295
Sherwin-Williams Co.B	384	160,170

		348,061

Construction Materials - 0.78%
Buzzi Unicem SpA	980	28,775
Forterra, Inc.A	3,258	22,643
Loma Negra Cia Industrial Argentina S.A., Sponsored ADRA	2,252	53,507
Summit Materials, Inc., Class AA	1,747	55,817

		160,742

Metals & Mining - 3.38%
China Molybdenum Co., Ltd., Class H	48,000	36,939
First Quantum Minerals Ltd.	11,942	178,062
Teck Resources Ltd., Class B	11,345	329,572
voestalpine AG	1,060	68,803
Warrior Met Coal, Inc.	2,802	78,372

		691,748

Paper & Forest Products - 1.13%
Canfor Corp.A	6,414	150,442
West Fraser Timber Co., Ltd.	1,171	81,932

		232,374

Total Materials		1,432,925

Real Estate - 0.97%
Real Estate Management & Development - 0.97%
Realogy Holdings Corp.	7,243	199,255

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 77.07% (continued)
Telecommunication Services - 1.18%
Diversified Telecommunication Services - 0.32%
Telefonica Deutschland Holding AG	13,021	$65,796

Wireless Telecommunication Services - 0.86%
TIM Participacoes S.A., ADR	6,131	128,874
XL Axiata Tbk PTA	214,405	47,882

		176,756

Total Telecommunication Services		242,552

Utilities - 7.90%
Electric Utilities - 5.17%
Avangrid, Inc.	2,184	106,404
Edison International	792	49,524
Exelon Corp.	5,788	222,896
FirstEnergy Corp.	8,062	265,240
NextEra Energy, Inc.	1,014	160,638
PG&E Corp.	3,412	144,771
Enel SpA	17,503	111,045

		1,060,518

Gas Utilities - 0.24%
ENN Energy Holdings Ltd.	6,519	50,334

Independent Power & Renewable Electricity Producers - 1.18%
AES Corp.	13,402	154,927
8Point3 Energy Partners LP	1,683	24,656
NRG Energy, Inc.	2,374	61,748

		241,331

Multi-Utilities - 0.52%
RWE AGA	2,962	59,281
NiSource, Inc.	1,930	47,632

		106,913

Water Utilities - 0.79%
Guangdong Investment Ltd.	44,000	65,472
Beijing Enterprises Water Group Ltd.A	132,817	95,589

		161,061

Total Utilities		1,620,157

Total Common Stocks (Cost $13,620,273)		15,799,246

RIGHTS - 0.00% (Cost $0)
Financials - 0.00%
Banks - 0.00%
UniCredit SpA, Withdrawal RightsA E	4,776	-

INVESTMENT COMPANIES - 1.01% (Cost $157,778)
Closed-End Funds - 1.01%
Altaba, Inc.A	2,590	206,889

EXCHANGE-TRADED INSTRUMENTS - 0.29% (Cost $61,559)
Exchange-Traded Funds - 0.29%
Nikkei 225 Bull 2x ETF	290	59,637

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 19.35% (Cost $3,966,444)
Investment Companies - 19.35%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%F G	3,966,444	$3,966,444

TOTAL SECURITIES HELD LONG (Cost $17,806,054)		20,032,216

SECURITIES HELD SHORT
COMMON STOCKS - (14.49%)
Consumer Discretionary - (2.48%)
Automobiles - (0.12%)
Ford Motor Co.	(749)	(8,217)
General Motors Co.	(374)	(15,861)

		(24,078)

Hotels, Restaurants & Leisure - (0.34%)
Cheesecake Factory, Inc.	(308)	(15,150)
Darden Restaurants, Inc.	(128)	(12,269)
Red Robin Gourmet Burgers, Inc.A	(72)	(3,791)
Vail Resorts, Inc.	(37)	(8,087)
Wyndham Worldwide Corp.	(222)	(27,557)
Wynn Macau Ltd.	(794)	(2,801)

		(69,655)

Household Durables - (0.66%)
DR Horton, Inc.	(286)	(14,028)
Installed Building Products, Inc.A	(81)	(5,828)
KB Home	(403)	(12,703)
Leggett & Platt, Inc.	(115)	(5,349)
LGI Homes, Inc.A	(167)	(11,302)
Meritage Homes Corp.A	(590)	(27,995)
Newell Brands, Inc.	(270)	(7,139)
NVR, Inc.A	(1)	(3,178)
PulteGroup, Inc.	(683)	(21,740)
Roku, Inc.A	(114)	(4,631)
Tempur Sealy International, Inc.A	(87)	(5,189)
Toll Brothers, Inc.	(112)	(5,217)
TopBuild Corp.A	(139)	(10,639)

		(134,938)

Media - (0.53%)
Altice USA, Inc., Class AA	(877)	(18,829)
AMC Networks, Inc., Class AA	(309)	(15,941)
Interpublic Group of Companies, Inc.	(498)	(10,901)
Omnicom Group, Inc.	(159)	(12,188)
ProSiebenSat.1 Media SE	(639)	(24,427)
Publicis Groupe S.A.	(164)	(11,337)
WPP PLC	(774)	(14,045)

		(107,668)

Multiline Retail - (0.08%)
Dollarama, Inc.	(43)	(5,879)
Next PLC	(92)	(6,652)
Nordstrom, Inc.	(70)	(3,452)

		(15,983)

Specialty Retail - (0.47%)
AutoNation, Inc.A	(154)	(9,274)
Best Buy Co., Inc.	(28)	(2,046)
CarMax, Inc.A	(232)	(16,558)
Floor & Decor Holdings, Inc., Class AA	(139)	(6,519)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - (14.49%) (continued)
Consumer Discretionary - (2.48%) (continued)
Specialty Retail - (0.47%) (continued)
Hennes & Mauritz AB, Class B	(320)	$(5,658)
Home Depot, Inc.	(22)	(4,439)
Lithia Motors, Inc., Class A	(67)	(8,372)
Monro, Inc.	(200)	(11,300)
Penske Automotive Group, Inc.	(551)	(28,757)
Tractor Supply Co.	(57)	(4,346)

		(97,269)

Textiles, Apparel & Luxury Goods - (0.28%)
Gildan Activewear, Inc.	(190)	(6,461)
HUGO BOSS AG	(41)	(3,766)
Pandora A/S	(209)	(19,817)
Ralph Lauren Corp.	(247)	(28,235)

		(58,279)

Total Consumer Discretionary		(507,870)

Consumer Staples - (0.54%)
Beverages - (0.05%)
Boston Beer Co., Inc., Class AA	(51)	(9,682)

Food & Staples Retailing - (0.32%)
Costco Wholesale Corp.	(59)	(11,498)
ICA Gruppen AB	(183)	(7,148)
Loblaw Companies Ltd.	(123)	(6,663)
Metro, Inc.	(121)	(4,049)
SUPERVALU, Inc.A	(592)	(9,377)
Wal-Mart Stores, Inc.	(160)	(17,056)
Wm Morrison Supermarkets PLC	(3,104)	(9,784)

		(65,575)

Food Products - (0.04%)
Blue Buffalo Pet Products, Inc.A	(58)	(1,971)
Danone S.A.	(77)	(6,640)

		(8,611)

Tobacco - (0.13%)
Japan Tobacco, Inc.	(833)	(27,561)

Total Consumer Staples		(111,429)

Energy - (0.25%)
Oil, Gas & Consumable Fuels - (0.25%)
Snam SpA	(10,297)	(50,101)

Financials - (4.15%)
Banks - (3.04%)
1st Source Corp.	(626)	(32,733)
AIB Group PLC	(4,893)	(34,110)
Aldermore Group PLCA	(958)	(4,236)
City Holding Co.	(427)	(29,378)
Commerce Bancshares, Inc.	(888)	(51,957)
Cullen/Frost Bankers, Inc.	(333)	(35,434)
CVB Financial Corp.	(2,234)	(52,276)
CYBG PLC	(1,813)	(8,253)
First Financial Bankshares, Inc.	(1,031)	(47,890)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - (14.49%) (continued)
Financials - (4.15%) (continued)
Banks - (3.04%) (continued)
German American Bancorp, Inc.	(842)	$(29,209)
Glacier Bancorp, Inc.	(1,486)	(58,281)
Heritage Financial Corp.	(1,241)	(38,223)
Independent Bank Corp.	(455)	(32,464)
Lakeland Financial Corp.	(924)	(44,417)
S&T Bancorp, Inc.	(191)	(7,709)
South State Corp.	(600)	(53,160)
Webster Financial Corp.	(1,113)	(63,018)

		(622,748)

Capital Markets - (0.04%)
Close Brothers Group PLC	(391)	(8,738)

Consumer Finance - (0.45%)
Discover Financial Services	(424)	(33,835)
Enova International, Inc.A	(749)	(13,407)
Synchrony Financial	(683)	(27,101)
World Acceptance Corp.A	(151)	(17,826)

		(92,169)

Thrifts & Mortgage Finance - (0.62%)
Beneficial Bancorp, Inc.	(1,893)	(30,761)
Clifton Bancorp, Inc.	(851)	(13,897)
Kearny Financial Corp.	(1,439)	(19,858)
Meridian Bancorp, Inc.	(760)	(15,542)
WSFS Financial Corp.	(937)	(47,881)

		(127,939)

Total Financials		(851,594)

Health Care - (0.08%)
Biotechnology - (0.02%)
Celgene Corp.A	(32)	(3,237)
Incyte Corp.A	(9)	(813)

		(4,050)

Health Care Providers & Services - (0.02%)
Aetna, Inc.	(13)	(2,429)
HCA Healthcare, Inc.A	(29)	(2,933)

		(5,362)

Pharmaceuticals - (0.04%)
Mallinckrodt PLCA	(166)	(2,998)
Teva Pharmaceutical Industries Ltd., Sponsored ADR	(228)	(4,653)

		(7,651)

Total Health Care		(17,063)

Industrials - (2.40%)
Air Freight & Logistics - (0.17%)
United Parcel Service, Inc., Class B	(269)	(34,249)

Airlines - (0.13%)
Norwegian Air Shuttle ASAA	(382)	(11,194)
SAS ABA	(5,220)	(12,633)
United Continental Holdings, Inc.A	(52)	(3,527)

		(27,354)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - (14.49%) (continued)
Industrials - (2.40%) (continued)
Building Products - (0.10%)
American Woodmark Corp.A	(58)	$(7,879)
Simpson Manufacturing Co., Inc.	(95)	(5,580)
USG Corp.A	(186)	(7,191)

		(20,650)

Commercial Services & Supplies - (0.34%)
ADT, Inc.A	(1,441)	(17,984)
Cintas Corp.	(65)	(10,949)
Republic Services, Inc.	(448)	(30,822)
Ritchie Bros Auctioneers, Inc.	(299)	(9,724)

		(69,479)

Construction & Engineering - (0.16%)
Valmont Industries, Inc.	(200)	(32,720)

Electrical Equipment - (0.68%)
Eaton Corp. PLC	(273)	(22,924)
Generac Holdings, Inc.A	(1,298)	(63,511)
Regal Beloit Corp.	(687)	(53,517)

		(139,952)

Machinery - (0.50%)
Flowserve Corp.	(734)	(33,265)
Kone OYJ, Class B	(189)	(10,818)
SKF AB, Class B	(1,067)	(26,371)
Timken Co.	(444)	(23,332)
Volvo AB, Class B	(449)	(9,165)

		(102,951)

Marine - (0.11%)
Kirby Corp.A	(295)	(22,095)

Road & Rail - (0.09%)
Canadian National Railway Co.	(112)	(8,974)
Schneider National, Inc., Class B	(308)	(9,018)

		(17,992)

Trading Companies & Distributors - (0.12%)
Aircastle Ltd.	(1,032)	(24,376)

Total Industrials		(491,818)

Information Technology - (0.25%)
Communications Equipment - (0.02%)
Cisco Systems, Inc.	(78)	(3,240)

IT Services - (0.07%)
Accenture PLC, Class A	(90)	(14,463)

Software - (0.13%)
Adobe Systems, Inc.A	(25)	(4,994)
Atlassian Corp. PLC, Class AA	(50)	(2,699)
Blackline, Inc.A	(24)	(798)
Check Point Software Technologies Ltd.A	(4)	(414)
Fortinet, Inc.A	(56)	(2,578)
Snap, Inc., Class AA	(295)	(3,988)
Ultimate Software Group, Inc.A	(38)	(8,850)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - (14.49%) (continued)
Information Technology - (0.25%) (continued)
Software - (0.13%) (continued)
Zendesk, Inc.A	(53)	$(2,042)

		(26,363)

Technology Hardware, Storage & Peripherals - (0.03%)
Logitech International S.A.	(156)	(6,547)

Total Information Technology		(50,613)

Materials - (0.67%)
Chemicals - (0.38%)
Albemarle Corp.	(302)	(33,700)
Eastman Chemical Co.	(170)	(16,861)
Methanex Corp.	(452)	(28,453)

		(79,014)

Metals & Mining - (0.05%)
Kaiser Aluminum Corp.	(92)	(10,142)

Paper & Forest Products - (0.24%)
Domtar Corp.	(438)	(22,496)
Louisiana-Pacific Corp.A	(882)	(26,116)

		(48,612)

Total Materials		(137,768)

Real Estate - (0.34%)
Equity Real Estate Investment Trusts (REITs) - (0.34%)
Camden Property Trust	(73)	(6,319)
Empire State Realty Trust, Inc., Class A	(210)	(4,105)
Federal Realty Investment Trust	(22)	(2,658)
Host Hotels & Resorts, Inc.	(1,146)	(23,791)
Public Storage, REIT	(10)	(1,958)
Regency Centers Corp.	(72)	(4,529)
Ryman Hospitality Properties, Inc.	(298)	(22,812)
UDR, Inc.	(117)	(4,274)

		(70,446)

Total Real Estate		(70,446)

Utilities - (3.33%)
Electric Utilities - (2.01%)
Southern Co.	(1,416)	(63,876)
American Electric Power Co., Inc.	(540)	(37,141)
Duke Energy Corp.	(921)	(72,299)
PPL Corp.	(1,999)	(63,708)
Xcel Energy, Inc.	(1,777)	(81,102)
Terna Rete Elettrica Nazionale SpA	(11,318)	(68,124)
Orsted A/SD	(413)	(25,078)

		(411,328)

Multi-Utilities - (0.97%)
Avista Corp.	(235)	(11,912)
Consolidated Edison, Inc.	(833)	(66,940)
DTE Energy Co.	(531)	(56,095)
WEC Energy Group, Inc.	(445)	(28,613)
Innogy SED	(943)	(35,943)

		(199,503)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - (14.49%) (continued)
Utilities - (3.33%) (continued)
Water Utilities - (0.35%)
American Water Works Co., Inc.	(574)	$(47,740)
AquaVenture Holdings Ltd.A	(1,568)	(23,849)

		(71,589)

Total Utilities		(682,420)

TOTAL COMMON STOCKS (Proceeds $(2,780,177))		(2,971,122)

EXCHANGE-TRADED INSTRUMENTS - (8.70%)
Exchange-Traded Funds - (8.70%)
Consumer Discretionary Select Sector SPDR Fund	(3,755)	(404,827)
Consumer Staples Select Sector SPDR Fund	(3,125)	(180,687)
Energy Select Sector SPDR Fund	(120)	(8,982)
Health Care Select Sector SPDR Fund	(1,434)	(126,335)
Industrial Select Sector SPDR Fund	(681)	(54,296)
iShares 20+ Year Treasury Bond ETF	(1,228)	(150,712)
iShares 7-10 Year Treasury Bond ETF, Class B	(676)	(69,831)
iShares MSCI Brazil ETF	(201)	(9,365)
iShares MSCI Emerging Markets ETF	(1,065)	(54,347)
iShares Russell 1000 Growth ETF	(205)	(29,528)
iShares Russell 2000 ETF	(97)	(15,167)
iShares STOXX Europe 600 UCITS ETF	(1,036)	(50,003)
iShares U.S. Home Construction ETF	(245)	(10,506)
Materials Select Sector SPDR Fund	(260)	(16,367)
PowerShares QQQ Trust Series 1	(281)	(47,601)
Real Estate Select Sector SPDR Fund	(753)	(24,329)
SPDR S&P 500 ETF Trust	(104)	(29,318)
SPDR S&P MidCap 400 ETF Trust	(19)	(6,745)
SPDR S&P Regional Banking ETF	(110)	(6,853)
SPDR S&P Telecom ETF	(471)	(33,017)
Technology Select Sector SPDR Fund	(1,678)	(114,859)
Utilities Select Sector SPDR Fund	(1,076)	(54,919)
VanEck Vectors Semiconductor ETF	(137)	(14,592)
Vanguard REIT ETF	(877)	(69,678)
Vanguard Total International Bond ETF	(3,692)	(199,590)

Total Exchange-Traded Funds		(1,782,454)

TOTAL EXCHANGE-TRADED INSTRUMENTS (Proceeds $(1,560,729))		(1,782,454)

TOTAL SECURITIES SOLD SHORT (Proceeds $(4,340,906))		(4,753,576)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 97.72% (Cost $17,806,054)		20,032,216
TOTAL PURCHASED OPTIONS CONTRACTS - 0.10% (Premiums Paid $25,214)		21,249
TOTAL SECURITIES SOLD SHORT - (23.19%) (Proceeds $(4,340,906))		(4,753,576)
OTHER ASSETS, NET OF LIABILITIES - 25.37%		5,200,628

NET ASSETS - 100.00%		$20,500,517

Percentages are stated as a percent of net assets.
A Non-income producing security.

B This security or a piece thereof is held as segregated collateral.

C Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $105,616 or 0.52% of net assets. The Fund has no right to demand registration of these securities.

E Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets. Value was determined using significant unobservable inputs.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

GDR - Global Depositary Receipt.

LP - Limited Partnership.

MSCI - Morgan Stanley Capital International.

NVDR - Non Voting Depositary Receipt.

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

S&P - Standard & Poor’s.

S&P 500 - Standard & Poor’s U.S. Equity Large-Cap Index.

SPDR - Standard & Poor’s Depositary Receipt.

UCITS - Undertaking for Collective Investments in Transferable Securities.

OTC Swap Agreements Outstanding on January 31, 2018:

OTC Swap Agreement Contracts for Difference – Equity

Reference Entity	Counter- party	Long/ Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CEZ A/S	MSC	Long	CZK	0.800%	1/30/2020	653	$16,751	$(15)
Aeroports de Paris	MSC	Long	EUR	0.145%	1/13/2020	138	28,220	437
Cellnex Telecom S.A.	MSC	Long	EUR	0.145%	1/13/2020	3,994	105,166	541
Electricite de France S.A.	MSC	Long	EUR	0.145%	1/13/2020	5,850	80,909	(498)
Ferrovial S.A.	MSC	Long	EUR	0.145%	1/13/2020	3,954	90,333	(69)
Fortum OYJ	MSC	Long	EUR	0.145%	1/13/2020	4,838	107,578	(3,196)
Obrascon Huarte Lain S.A.	MSC	Long	EUR	0.145%	1/13/2020	7,101	44,557	(731)
Suez	MSC	Long	EUR	0.145%	1/13/2020	7,063	101,933	2,907
Veolia Environnement S.A.	MSC	Long	EUR	0.145%	1/13/2020	4,915	122,767	462
Glencore PLC	MSC	Long	GBP	0.500%	1/30/2020	9,302	53,873	(867)
Aena SME S.A.	MSC	Short	EUR	0.855%	1/13/2020	(169)	36,570	(232)
EDP-Energias de Portugal S.A.	MSC	Short	EUR	0.678%	1/13/2020	(9,386)	33,264	458
Enagas S.A.	MSC	Short	EUR	0.855%	1/13/2020	(1,155)	31,116	(351)
Endesa S.A.	MSC	Short	EUR	0.855%	1/13/2020	(730)	16,337	(62)
Engie S.A.	MSC	Short	EUR	0.755%	1/13/2020	(6,935)	121,614	3,721
Red Electrica Corp S.A.	MSC	Short	EUR	0.855%	1/13/2020	(2,632)	55,630	(133)
Stoxx Europe 600 Utilities	MSC	Short	EUR	0.450%	1/30/2020	(377)	131,385	-
Vinci S.A.	MSC	Short	EUR	0.755%	1/13/2020	(346)	37,380	18
CGN Power Co Ltd.	MSC	Short	HKD	0.405%	1/30/2020	(59,000)	16,802	128
China Gas Holdings Ltd.	MSC	Short	HKD	0.405%	1/30/2020	(8,800)	26,685	914
CRRC Corp Ltd.	MSC	Short	HKD	0.405%	1/30/2020	(18,000)	17,940	100
HK Electric Investments & HK Electric Investments Ltd.	MSC	Short	HKD	0.280%	1/30/2020	(48,000)	44,319	(61)

							$1,321,129	$3,471

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Expiration Date	Reference Quantity	Notional Amount*	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month HKD-HONIA	Air China Ltd.	MSC	1.850%	2/22/2018	14,143	111,081	$(46)	$6,530
Pay	1-Month HKD-HONIA	Tencent Holdings Ltd.	MSC	1.850%	2/22/2018	408	160,199	(22)	3,723
Pay	1-Month EUR-EURIBOR	Accor S.A.	MSC	0.130%	8/24/2018	1,091	41,318	(122)	10,929
Pay	1-Month USD-FEDEF	Alphabet, Inc.	MSC	1.920%	10/2/2018	84	68,344	-	30,962
Pay	1-Month USD-FEDEF	Caterpillar, Inc.	MSC	1.920%	10/2/2018	805	76,201	-	54,837
Pay	1-Month USD-FEDEF	Delta Air Lines, Inc.	MSC	1.920%	10/2/2018	757	39,125	-	3,850
Pay	1-Day USD-FEDEF	Knight-Swift Transportation Holdings, Inc.	MSC	1.920%	10/2/2018	1,951	58,782	(1)	38,358
Pay	1-Month USD-FEDEF	Las Vegas Sands Corp.	MSC	1.920%	10/2/2018	1,304	78,312	-	22,774
Pay	1-Month USD-FEDEF	Monster Beverage Corp.	MSC	1.920%	10/2/2018	975	45,798	-	20,726
Pay	1-Day USD-FEDEF	NVR, Inc.	MSC	1.920%	10/2/2018	87	148,278	-	128,223
Pay	1-Day USD-FEDEF	Rio Tinto PLC	MSC	1.920%	10/2/2018	3,357	135,512	-	52,850
Pay	1-Day USD-FEDEF	Take-Two Interactive Software, Inc.	MSC	1.920%	10/2/2018	1,745	86,092	-	134,947
Pay	1-Month EUR-EURIBOR	Air France-KLM	MSC	0.130%	10/5/2018	2,042	25,504	-	51
Pay	1-Month GBP-LIBOR	Anglo American PLC	MSC	0.990%	10/5/2018	260	4,470	-	(40)
Pay	1-Month GBP-LIBOR	Antofagasta PLC	MSC	0.990%	10/5/2018	2,811	22,071	-	5,821
Pay	1-Month EUR-EURIBOR	Cie Plastic Omnium S.A.	MSC	0.130%	10/5/2018	1,130	33,710	-	16,243
Pay	1-Month GBP-LIBOR	easyJet PLC	MSC	0.990%	10/5/2018	527	6,671	-	2,949
Pay	1-Month GBP-LIBOR	International Consolidated Airlines Group S.A.	MSC	0.990%	10/5/2018	4,106	20,803	-	7,785
Pay	1-Month EUR-EURIBOR	Kering	MSC	0.130%	10/5/2018	40	9,546	-	8,400
Pay	1-Month GBP-LIBOR	Rio Tinto PLC	MSC	0.990%	10/5/2018	764	25,291	-	6,634
Pay	1-Month EUR-EURIBOR	Ryanair Holdings	MSC	0.130%	10/5/2018	768	12,798	-	-
Pay	1-Month GBP-LIBOR	Smurfit Kappa Group PLC	MSC	0.990%	10/5/2018	1,700	37,107	-	6,982
Receive	1-Day USD-FEDEF	Utilities Select Sector Index	MSC	1.270%	11/12/2018	43	97,163	-	6,323
Receive	1-Day USD-FEDEF	Consumer Discretionary Select Sector Index	MSC	1.420%	12/14/2018	35	97,453	-	(16,806)
Receive	1-Month EUR-EURIBOR	Jeronimo Martins SGPS SA	MSC	0.500%	2/23/2019	109	1,904	-	42
Receive	1-Day USD-FEDEF	NASDAQ 100 Total Return Index	MSC	1.570%	11/8/2019	14	100,061	-	(10,374)
Receive	1-Day USD-FEDEF	Consumer Staples Select Sector Index	MSC	1.270%	11/12/2019	44	97,013	-	(10,354)
Receive	1-Day USD-FEDEF	S&P 500 Total Return Index	MSC	1.620%	11/12/2019	19	95,686	-	(9,027)
Pay	1-Month EUR-EURIBOR	Accor S.A.	MSC	0.550%	1/17/2020	2,913	108,731	(66)	30,894

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Expiration Date	Reference Quantity	Notional Amount*	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Day EUR-EONIA	FinecoBank Banca Fineco SpA	MSC	0.550%	1/17/2020	6,954	44,507	$(7)	$31,173
Receive	1-Day EUR-EONIA	Casino Guichard Perrachon S.A.	MSC	0.400%	1/17/2020	159	8,291	(7)	1,005
Receive	1-Day EUR-EONIA	Eutelsat Communications S.A.	MSC	0.420%	1/17/2020	975	18,454	-	1,461
Receive	1-Day GBP-SONIA	Ted Baker PLC	MSC	0.430%	1/17/2020	46	1,361	-	(27)
Receive	1-Month IDR-SOR	Telekomunikasi Indonesia Persero Tbk PT	MSC	2.580%	1/17/2020	34,741	139,965,514	-	101
Receive	1-Day TWD-FEDEF	China Steel Corp.	MSC	1.110%	1/21/2020	4,020	81,547	-	(636)
Receive	1-Day BRL-FEDEF	Raia Drogasil S.A.	MSC	0.300%	1/21/2020	41	2,826	-	(199)
Receive	1-Day BRL-FEDEF	Telefonica Brasil S.A.	MSC	0.420%	1/21/2020	1,148	51,279	-	(3,309)

								$(271)	$583,801

*	Notional amounts are denominated in local currency.

Purchased Options Contracts Open on January 31, 2018:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - ServiceNow, Inc.	CCP	157.50	2/2/2018	USD	4	400	$895	$648	$(247)
Put - Cigna Corp.	CCP	220.00	2/2/2018	USD	1	100	193	1,000	807
Put - Cigna Corp.	CCP	207.50	2/2/2018	USD	3	300	1,060	1,060	-
Call - Procter & Gamble Co.	CCP	97.50	2/16/2018	USD	43	4,300	1,028	86	(942)
Call - Bed Bath & Beyond, Inc.	CCP	25.00	2/16/2018	USD	10	1,000	1,334	170	(1,164)
Call - Mondelez International, Inc.	CCP	46.00	2/16/2018	USD	11	1,100	370	506	136
Call - Palo Alto Networks, Inc.	CCP	160.00	2/16/2018	USD	3	300	615	909	294
Call - Viacom, Inc.	CCP	35.00	2/16/2018	USD	13	1,300	740	1,040	300
Call - Melco Resorts & Entertainment Ltd.	CCP	30.00	2/16/2018	USD	24	2,400	1,825	2,280	455
Call - Viacom, Inc.	CCP	40.00	2/16/2018	USD	16	1,600	878	320	(558)
Put - Hennes & Mauritz AB	MSC	140.00	2/16/2018	SEK	26	2,600	378	1,501	1,123
Put - Fortinet, Inc.	CCP	42.00	2/16/2018	USD	7	700	672	350	(322)
Put - Tractor Supply Co.	CCP	74.00	2/16/2018	USD	4	400	512	700	188
Call - Procter & Gamble Co.	CCP	95.00	3/16/2018	USD	30	3,000	1,592	210	(1,382)
Call - CBS Corp.	CCP	65.00	3/16/2018	USD	9	900	674	477	(197)
Call - Procter & Gamble Co.	CCP	92.50	3/16/2018	USD	1	100	134	16	(118)
Put - Hennes & Mauritz AB	MSC	180.00	3/16/2018	SEK	8	800	343	4,061	3,718
Put - Tesla, Inc.	CCP	280.00	3/16/2018	USD	1	100	448	256	(192)
Put - Tesla, Inc.	CCP	300.00	3/16/2018	USD	1	100	448	470	22
Put - Costco Wholesale Corp.	CCP	175.00	3/16/2018	USD	4	400	376	380	4
Put - Facebook, Inc.	CCP	170.00	3/16/2018	USD	2	200	416	444	28
Put - Apple, Inc.	CCP	155.00	3/16/2018	USD	2	200	295	490	195
Put - Costco Wholesale Corp.	CCP	165.00	7/20/2018	USD	3	300	613	603	(10)
Call - Koninklijke Ahold N.V.	MSC	22.00	12/21/2018	EUR	4	400	848	93	(755)
Call - Koninklijke Ahold N.V.	MSC	22.03	12/21/2018	EUR	2	200	169	45	(124)

							$16,856	$18,115	$1,259

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - PowerShares QQQ Trust Series 1	CCP	160.00	2/16/2018	USD	13	1,300	$1,333	$650	$(683)
Put - PowerShares QQQ Trust Series 1	CCP	165.00	2/16/2018	USD	6	600	699	702	3
Put - Financial Select Sector SPDR Fund	CCP	25.00	3/16/2018	USD	204	20,400	4,780	816	(3,964)
Put - VanEck Vectors Semiconductor ETF	CCP	97.00	3/16/2018	USD	4	400	351	416	65
Put - iShares Core S&P Small-Cap ETF	CCP	58.00	5/18/2018	USD	20	2,000	1,195	550	(645)

							$8,358	$3,134	$(5,224)

Forward Foreign Currency Contracts Open on January 31, 2018:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JPY	4,402	USD	4,265	2/28/2018	MSC	$137	$-	$137
CAD	4,736	USD	4,728	2/28/2018	MSC	8	-	8
GBP	4,969	USD	4,967	2/28/2018	MSC	2	-	2
GBP	5,474	USD	5,482	2/28/2018	MSC	-	(8)	(8)
CAD	6,095	USD	6,041	2/28/2018	MSC	54	-	54
CAD	6,726	USD	6,516	2/28/2018	MSC	210	-	210
NOK	8,609	USD	7,948	2/28/2018	MSC	661	-	661
SEK	33,431	USD	31,617	2/28/2018	MSC	1,814	-	1,814
USD	360,282	CAD	375,946	2/28/2018	MSC	-	(15,664)	(15,664)
USD	84,186	EUR	87,583	2/28/2018	MSC	-	(3,397)	(3,397)
USD	24,590	GBP	25,970	2/28/2018	MSC	-	(1,380)	(1,380)
USD	19,524	JPY	20,207	2/28/2018	MSC	-	(683)	(683)
USD	18,305	CHF	19,284	2/28/2018	MSC	-	(979)	(979)
USD	10,058	CAD	10,232	2/28/2018	MSC	-	(174)	(174)
USD	9,882	CAD	10,029	2/28/2018	MSC	-	(147)	(147)
USD	5,986	CAD	6,089	2/28/2018	MSC	-	(103)	(103)
USD	5,770	EUR	5,933	2/28/2018	MSC	-	(163)	(163)
USD	5,543	EUR	5,769	2/28/2018	MSC	-	(226)	(226)
USD	5,306	CAD	5,456	2/28/2018	MSC	-	(150)	(150)
USD	5,182	CAD	5,285	2/28/2018	MSC	-	(103)	(103)
USD	5,062	EUR	5,269	2/28/2018	MSC	-	(207)	(207)
USD	5,069	GBP	5,260	2/28/2018	MSC	-	(191)	(191)
USD	4,997	CAD	5,093	2/28/2018	MSC	-	(96)	(96)
USD	4,576	GBP	4,844	2/28/2018	MSC	-	(268)	(268)
USD	4,668	CAD	4,744	2/28/2018	MSC	-	(76)	(76)
USD	4,527	JPY	4,614	2/28/2018	MSC	-	(87)	(87)
USD	4,564	CAD	4,580	2/28/2018	MSC	-	(16)	(16)
USD	4,334	GBP	4,528	2/28/2018	MSC	-	(194)	(194)
SEK	18,017	USD	17,659	4/18/2018	MSC	358	-	358
DKK	21,157	USD	20,804	4/18/2018	MSC	353	-	353
EUR	26,243	USD	26,218	4/18/2018	MSC	25	-	25
EUR	47,151	USD	47,121	4/18/2018	MSC	30	-	30
USD	305,168	EUR	310,063	4/18/2018	MSC	-	(4,895)	(4,895)
USD	139,809	JPY	142,334	4/18/2018	MSC	-	(2,525)	(2,525)
USD	59,757	GBP	61,312	4/18/2018	MSC	-	(1,555)	(1,555)
USD	7,757	CAD	8,132	6/1/2018	MSC	-	(375)	(375)
EUR	9,716	USD	9,706	6/4/2018	MSC	10	-	10
GBP	59,898	USD	56,956	6/4/2018	MSC	2,942	-	2,942
USD	75,558	GBP	79,753	6/4/2018	MSC	-	(4,195)	(4,195)
USD	30,588	GBP	32,215	6/4/2018	MSC	-	(1,627)	(1,627)
USD	18,425	GBP	18,891	6/4/2018	MSC	-	(466)	(466)
USD	17,231	GBP	17,293	6/4/2018	MSC	-	(62)	(62)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	14,627	EUR	15,226	6/4/2018	MSC	$-	$(599)	$(599)
USD	4,110	EUR	4,177	6/4/2018	MSC	-	(67)	(67)
USD	3,173	EUR	3,281	6/4/2018	MSC	-	(108)	(108)
USD	2,186	EUR	2,296	6/4/2018	MSC	-	(110)	(110)

						$6,604	$(40,896)	$(34,292)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
MSC	Morgan Stanley & Co. Inc.

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	United States Dollar

Other Abbreviations:
CCP	Central Counterparty Clearing House
EONIA	Euro Overnight Index Average
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate.
FEDEF	Effective Federal Funds Rate
HONIA	Hong Kong Dollar Overnight Index Average
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
NASDAQ	National Association of Securities Dealers Automated Quotations
PLC	Public Limited Company
S&P 500	Standard & Poor’s U.S. Equity Large-cap Index
SONIA	Sterling Overnight Index Average
SOR	Swap Offer Rate
SPDR	Standard & Poor’s Depositary Receipt

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2018

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2018, the investments were classified as described below:

Grosvenor Long/Short Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$15,799,246	$-	$-		$15,799,246
Rights	-	-	-	(1)	-
Investment Companies	206,889	-	-		206,889
Exchange-Traded Instruments	59,637	-	-		59,637
Short-Term Investments	3,966,444	-	-		3,966,444

Total Investments in Securities - Assets	$20,032,216	$-	$-		$20,032,216

Liabilities
Common Stocks (Sold Short)	$(2,971,122)	$-	$-		$(2,971,122)
Exchange-Traded Instruments (Sold Short)	(1,782,454)	-	-		(1,782,454)

Total Investments in Securities - Liabilities	(4,753,576)	-	-		(4,753,576)

Total Investments in Securities	$15,278,640	$-	$-		$15,278,640

Financial Derivative Instruments - Assets
OTC Swap Agreement Contracts for Difference - Equity	$-	$9,686	$-		$9,686
Swap Contract Agreements	-	634,573	-		634,573
Purchased Options	21,249	-	-		21,249
Forward Foreign Currency Contracts	-	6,604	-		6,604

Total Financial Derivative Instruments - Assets	$21,249	$650,863	$-		$672,112

Financial Derivative Instruments - Liabilities
OTC Swap Agreement Contracts for Difference - Equity	$-	$(6,215)	$-		$(6,215)
Swap Contract Agreements	-	(50,772)	-		(50,772)
Forward Foreign Currency Contracts	-	(40,896)	-		(40,896)

Total Financial Derivative Instruments - Liabilities	$-	$(97,883)	$-		$(97,883)

(1)	Investment held in the Fund’s portfolio with $0 fair value.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. As of January 31, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2017	Net Purchases		Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2018		Change in Unrealized Appreciation (Depreciation) at Period end**
Rights	$-	$-	(1)	$-	$-	$-	$-	$-	$-	$-	(1)	$-

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.
(1)	Investment held in the Fund’s portfolio with $0 fair value.

The rights classified as Level 3 were fair valued using private valuation reports provided to the Fund’s Sub-Advisor from a pricing vendor.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

SECURITIES HELD LONG
COMMON STOCKS - 53.83%
Consumer Discretionary - 9.10%
Diversified Consumer Services - 0.12%
K12, Inc.A	12,000	$208,200

Hotels, Restaurants & Leisure - 3.29%
BBX Capital Corp.	24,300	221,373
Bojangles’, Inc.A	3,500	42,875
Carrols Restaurant Group, Inc.	86,200	1,073,190
Chipotle Mexican Grill, Inc.A	580	188,361
Dave & Buster’s Entertainment, Inc.A	4,300	202,100
Del Frisco’s Restaurant Group, Inc.A	5,700	99,750
Del Taco Restaurants, Inc.A	40,700	515,669
Domino’s Pizza, Inc.	10,600	2,298,610
International Game Technology PLC	16,800	488,376
McDonald’s Corp.	600	102,684
Papa John’s International, Inc.	1,300	84,357
Texas Roadhouse, Inc.	8,300	487,376

		5,804,721

Household Durables - 0.60%
Taylor Morrison Home Corp., Class AA	41,900	1,065,517

Internet & Direct Marketing Retail - 0.10%
Shutterfly, Inc.A	2,600	177,190

Leisure Products - 0.15%
MCBC Holdings, Inc.A	4,500	108,765
Vista Outdoor, Inc.A	10,500	159,075

		267,840

Multiline Retail - 0.31%
JC Penney Co., Inc.	148,300	550,193

Specialty Retail - 4.23%
Advance Auto Parts, Inc.	1,700	198,883
Bed Bath & Beyond, Inc.	11,800	272,344
Dick’s Sporting Goods, Inc.	200	6,292
Finish Line, Inc., Class A	31,500	356,895
Floor & Decor Holdings, Inc., Class AA	25,700	1,205,330
Foot Locker, Inc.	1,200	58,980
GameStop Corp., Class A	121,000	2,034,010
Hibbett Sports, Inc.A	1,500	33,900
National Vision Holdings, Inc.	700	27,384
Tractor Supply Co.	12,400	945,500
Ulta Salon Cosmetics & Fragrance, Inc.A	8,200	1,821,220
Zumiez, Inc.A	24,900	516,675

		7,477,413

Textiles, Apparel & Luxury Goods - 0.30%
Lakeland Industries, Inc.A	33,500	472,350
Lululemon Athletica, Inc.A	800	62,568

		534,918

Total Consumer Discretionary		16,085,992

Consumer Staples - 2.50%
Beverages - 0.06%
Coca-Cola Bottling Co. Consolidated	500	101,260

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 53.83% (continued)
Consumer Staples - 2.50% (continued)
Food & Staples Retailing - 1.17%
Costco Wholesale Corp.	4,400	$857,428
Kroger Co.	18,600	564,696
Performance Food Group Co.	3,200	109,920
US Foods Holding Corp.	3,000	97,205
Walgreens Boots Alliance, Inc.	5,900	444,034

		2,073,283

Food Products - 1.01%
Dean Foods Co.	35,600	369,172
Fresh Del Monte Produce, Inc.	11,400	539,334
Sanderson Farms, Inc.	2,300	291,870
TreeHouse Foods, Inc.A	12,500	589,500

		1,789,876

Personal Products - 0.09%
Nu Skin Enterprises, Inc., Class A	200	14,368
USANA Health Sciences, Inc.A	2,000	149,300

		163,668

Tobacco - 0.17%
Universal Corp.	6,200	297,600

Total Consumer Staples		4,425,687

Energy - 3.92%
Energy Equipment & Services - 2.95%
Archrock, Inc.	137,100	1,275,030
Rowan Cos PLC, Class AA	131,100	1,929,792
Transocean Ltd.A	185,200	1,998,308

		5,203,130

Oil, Gas & Consumable Fuels - 0.97%
Oasis Petroleum, Inc.	22,200	192,252
SilverBow Resources, Inc.	500	15,411
Whiting Petroleum Corp.	54,104	1,510,584

		1,718,247

Total Energy		6,921,377

Financials - 5.01%
Banks - 0.01%
Independent Bank Corp.	900	20,745

Capital Markets - 1.95%
Ameriprise Financial, Inc.	12,600	2,125,620
Morgan Stanley	20,700	1,170,585
Raymond James Financial, Inc.	1,600	154,224

		3,450,429

Consumer Finance - 1.22%
Navient Corp.	132,800	1,892,400
Santander Consumer USA Holdings, Inc.A	14,800	255,300

		2,147,700

Insurance - 1.83%
Assured Guaranty Ltd.	33,100	1,178,029
CNO Financial Group, Inc.	6,600	162,294

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 53.83% (continued)
Financials - 5.01% (continued)
Insurance - 1.83% (continued)
Third Point Reinsurance Ltd.A	132,500	$1,888,125

		3,228,448

Total Financials		8,847,322

Health Care - 3.61%
Biotechnology - 0.63%
Achillion Pharmaceuticals, Inc.A	91,500	242,475
Applied Genetic Technologies Corp.A	57,900	286,605
Celgene Corp.A	3,200	323,712
CytomX Therapeutics, Inc.A	5,400	144,450
Exelixis, Inc.A	2,300	69,713
United Therapeutics Corp.A	400	51,600

		1,118,555

Health Care Equipment & Supplies - 2.01%
Boston Scientific Corp.	30,400	849,984
FONAR Corp.A	3,896	95,647
Hill-Rom Holdings, Inc.	5,100	435,183
Hologic, Inc.A	9,900	422,730
Masimo Corp.A	5,300	499,472
NuVasive, Inc.	9,000	439,830
Zimmer Biomet Holdings, Inc.	6,400	813,568

		3,556,414

Health Care Providers & Services - 0.67%
DaVita, Inc.A	9,900	772,596
Owens & Minor, Inc.	15,700	330,642
Premier, Inc., Class A	2,200	71,390

		1,174,628

Health Care Technology - 0.04%
athenahealth, Inc.A	600	75,186

Life Sciences Tools & Services - 0.08%
Charles River Laboratories International, Inc.A	1,300	137,072

Pharmaceuticals - 0.18%
Depomed, Inc.A	2,500	18,375
Intersect ENT, Inc.	1,400	52,290
Tetraphase Pharmaceuticals, Inc.A	43,700	255,208

		325,873

Total Health Care		6,387,728

Industrials - 6.04%
Aerospace & Defense - 0.20%
Vectrus, Inc.A	11,600	352,640

Building Products - 0.10%
Builders FirstSource, Inc.A	8,500	182,070

Commercial Services & Supplies - 0.10%
Pitney Bowes, Inc.	12,400	174,964

Construction & Engineering - 0.09%
Argan, Inc.	3,500	152,600

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 53.83% (continued)
Industrials - 6.04% (continued)
Electrical Equipment - 0.02%
Encore Wire Corp.	600	$30,360

Machinery - 2.08%
Allison Transmission Holdings, Inc.	31,300	1,384,712
Crane Co.	6,600	659,604
Hurco Cos, Inc.	6,400	288,960
ITT, Inc.	14,300	800,800
Nordson Corp.	3,800	546,136

		3,680,212

Professional Services - 1.02%
FTI Consulting, Inc.A	4,400	191,268
Heidrick & Struggles International, Inc.	2,400	63,360
ManpowerGroup, Inc.	3,700	486,143
RPX Corp.A	75,300	1,057,212

		1,797,983

Road & Rail - 0.81%
ArcBest Corp.	29,500	1,048,725
Marten Transport Ltd.	3,700	85,840
Werner Enterprises, Inc.	7,400	301,415

		1,435,980

Trading Companies & Distributors - 1.62%
GMS, Inc.	10,395	356,341
MSC Industrial Direct Co., Inc., Class A	6,200	582,056
Rush Enterprises, Inc., Class AA	35,800	1,934,990

		2,873,387

Total Industrials		10,680,196

Information Technology - 6.18%
Communications Equipment - 0.89%
CommScope Holding Co., Inc.A	7,100	274,273
F5 Networks, Inc.A	3,400	491,436
Juniper Networks, Inc.	20,600	538,690
NETGEAR, Inc.A	2,200	153,340
Plantronics, Inc.	2,000	117,980

		1,575,719

Electronic Equipment, Instruments & Components - 1.33%
Avnet, Inc.	12,300	522,750
Benchmark Electronics, Inc.A	2,800	81,060
PCM, Inc.A	12,000	106,200
Vishay Intertechnology, Inc.	75,100	1,648,445

		2,358,455

Internet Software & Services - 0.68%
Akamai Technologies, Inc.A	6,300	422,037
Blucora, Inc.A	6,249	152,476
NIC, Inc.	3,500	58,100
SPS Commerce, Inc.A	1,500	78,900
Web.com Group, Inc.A	21,000	488,250

		1,199,763

IT Services - 1.02%
Booz Allen Hamilton Holding Corp.	1,300	50,934

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 53.83% (continued)
Information Technology - 6.18%
IT Services - 1.02% (continued)
Cardtronics PLC, Class AA	6,700	$163,882
CSRA, Inc.	5,700	189,696
Euronet Worldwide, Inc.	6,000	563,220
Hackett Group, Inc.	3,000	48,030
Science Applications International Corp.	10,200	781,830

		1,797,592

Semiconductors & Semiconductor Equipment - 0.35%
Kulicke & Soffa Industries, Inc.A	7,900	181,779
Micron Technology, Inc.A	2,900	126,788
MKS Instruments, Inc.	2,500	255,750
Photronics, Inc.A	7,100	59,640

		623,957

Software - 1.41%
CA, Inc.	12,000	430,200
CommVault Systems, Inc.A	2,500	133,375
Finjan Holdings, Inc.A	73,000	141,620
MicroStrategy, Inc., Class AA	1,800	247,914
Progress Software Corp.	29,400	1,465,002
Verint Systems, Inc.A	1,600	66,800

		2,484,911

Technology Hardware, Storage & Peripherals - 0.50%
Seagate Technology PLC	2,400	132,480
Super Micro Computer, Inc.A	10,700	244,227
Western Digital Corp.	4,900	436,002
Xerox Corp.	1,800	61,434

		874,143

Total Information Technology		10,914,540

Materials - 0.68%
Chemicals - 0.54%
Axalta Coating Systems Ltd.A	11,300	355,950
Cabot Corp.	1,800	121,752
Huntsman Corp.	12,200	421,754
Venator Materials PLC	2,400	54,288

		953,744

Containers & Packaging - 0.07%
Greif, Inc., Class B	1,900	120,935

Paper & Forest Products - 0.07%
Verso Corp., Class A	7,600	122,056

Total Materials		1,196,735

Real Estate - 15.41%
Equity Real Estate Investment Trusts (REITs) - 15.41%
American Assets Trust, Inc.	12,600	444,276
American Homes 4 Rent, Class A	55,500	1,153,845
AvalonBay Communities, Inc.	1,600	272,640
Brixmor Property Group, Inc.	40,600	658,938
CareTrust REIT, Inc.	48,105	764,388
CBL & Associates Properties, Inc.	126,500	703,340
CoreSite Realty Corp.	19,200	2,079,744
Corporate Office Properties Trust	14,100	384,930

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - 53.83% (continued)
Real Estate - 15.41% (continued)
Equity Real Estate Investment Trusts (REITs) - 15.41% (continued)
CyrusOne, Inc.	14,400	$830,736
Empire State Realty Trust, Inc., Class A	107,900	2,109,445
Equinix, Inc., REIT	4,890	2,225,879
Equity LifeStyle Properties, Inc.	15,700	1,355,224
Essex Property Trust, Inc.	500	116,490
Federal Realty Investment Trust	500	60,349
First Industrial Realty Trust, Inc.	17,200	530,792
Forest City Realty Trust, Inc., Class A	87,600	2,055,972
Global Net Lease, Inc.	35,900	658,406
Healthcare Trust of America, Inc., Class A	35,700	985,677
Hospitality Properties Trust	11,363	322,823
Hudson Pacific Properties, Inc.	14,900	476,353
Invitation Homes, Inc.	32,100	721,929
Kite Realty Group Trust	27,800	468,708
PS Business Parks, Inc.	5,400	659,394
QTS Realty Trust, Inc., Class A	42,300	2,106,540
Ryman Hospitality Properties, Inc.	10,200	780,810
Simon Property Group, Inc.	10,400	1,699,048
Tanger Factory Outlet Centers, Inc.	26,800	674,824
VEREIT, Inc., REIT	88,600	637,920
Vornado Realty Trust	18,200	1,304,576

		27,243,996

Total Real Estate		27,243,996

Telecommunication Services - 0.09%
Diversified Telecommunication Services - 0.09%
Cogent Communications Holdings, Inc.	3,400	153,340

Utilities - 1.29%
Independent Power & Renewable Electricity Producers - 0.80%
Atlantica Yield PLC	67,500	1,422,900

Multi-Utilities - 0.49%
MDU Resources Group, Inc.	3,500	92,680
SCANA Corp.	18,900	768,096

		860,776

Total Utilities		2,283,676

Total Common Stocks (Cost $92,641,831)		95,140,589

EXCHANGE-TRADED INSTRUMENTS - 7.86%
Exchange-Traded Funds - 7.86%
Consumer Discretionary Select Sector SPDR FundB	40,900	4,409,429
Energy Select Sector SPDR FundB	27,100	2,028,435
Health Care Select Sector SPDR Fund	13,800	1,221,478
Materials Select Sector SPDR Fund	3,900	245,220
Technology Select Sector SPDR FundB	87,500	5,989,375

Total Exchange-Traded Funds		13,893,937

Total Exchange-Traded Instruments (Cost $13,475,593)		13,893,937

SHORT-TERM INVESTMENTS - 15.01% (Cost $26,525,936)
Investment Companies - 15.01%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%C D	26,525,936	26,525,936

TOTAL SECURITIES HELD LONG (Cost $132,643,360)		135,560,462

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

SECURITIES HELD SHORT
COMMON STOCKS - (42.23%)
Consumer Discretionary - (9.57%)
Automobiles - (1.30%)
Tesla, Inc.A	(6,490)	$(2,299,472)

Diversified Consumer Services - (0.37%)
Weight Watchers International, Inc.	(10,000)	(642,900)

Internet & Direct Marketing Retail - (0.18%)
Overstock.com, Inc.	(4,700)	(322,890)

Leisure Products - (0.98%)
Mattel, Inc.	(109,600)	(1,736,064)

Multiline Retail - (0.16%)
Ollie’s Bargain Outlet Holdings, Inc.	(5,100)	(283,305)

Specialty Retail - (3.71%)
Chico’s FAS, Inc.	(69,700)	(662,847)
Conn’s, Inc.A	(52,800)	(1,758,240)
Guess?, Inc.	(22,500)	(413,325)
Lumber Liquidators Holdings, Inc.A	(11,300)	(315,722)
Murphy USA, Inc.A	(25,700)	(2,192,467)
Tiffany & Co.	(11,400)	(1,215,810)

		(6,558,411)

Textiles, Apparel & Luxury Goods - (2.87%)
NIKE, Inc., Class B	(20,600)	(1,405,332)
Tapestry, Inc.	(47,500)	(2,234,400)
Under Armour, Inc., Class AA	(75,600)	(1,047,816)
Under Armour, Inc., Class CA	(30,100)	(386,785)

		(5,074,333)

Total Consumer Discretionary		(16,917,375)

Consumer Staples - (0.13%)
Food & Staples Retailing - (0.13%)
CVS Health Corp.	(700)	(55,578)
Wal-Mart Stores, Inc.	(1,600)	(171,700)

		(227,278)

Total Consumer Staples		(227,278)

Energy - (4.20%)
Energy Equipment & Services - (0.37%)
Baker Hughes a GE Co.	(20,500)	(659,075)

Oil, Gas & Consumable Fuels - (3.83%)
Cheniere Energy, Inc.A	(26,800)	(1,515,808)
Golar LNG Ltd.	(56,900)	(1,552,801)
Hess Corp.	(4,400)	(222,244)
ONEOK, Inc.	(15,400)	(906,444)
SemGroup Corp., Class A	(37,200)	(1,065,780)
Targa Resources Corp.	(30,200)	(1,449,600)
Williams Companies, Inc.	(1,800)	(56,694)

		(6,769,371)

Total Energy		(7,428,446)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - (42.23%) (continued)
Financials - (3.86%)
Insurance - (2.32%)
Chubb Ltd.	(1,700)	$(265,455)
Markel Corp.A	(695)	(797,645)
RLI Corp.	(19,400)	(1,246,644)
Trupanion, Inc.	(20,100)	(701,892)
Willis Towers Watson PLC	(6,800)	(1,091,196)

		(4,102,832)

Thrifts & Mortgage Finance - (1.54%)
LendingTree, Inc.A	(4,850)	(1,784,072)
Ocwen Financial Corp.A	(244,400)	(823,628)
PHH Corp.A	(10,700)	(95,979)
Walter Investment Management Corp.A	(21,500)	(14,474)

		(2,718,153)

Total Financials		(6,820,985)

Health Care - (0.97%)
Biotechnology - (0.12%)
Immunomedics, Inc.A	(7,700)	(128,359)
Puma Biotechnology, Inc.	(1,300)	(86,083)

		(214,442)

Health Care Equipment & Supplies - (0.13%)
Nevro Corp.	(2,800)	(224,728)

Health Care Providers & Services - (0.30%)
Teladoc, Inc.A	(9,853)	(368,502)
Tenet Healthcare Corp.	(8,500)	(160,480)

		(528,982)

Pharmaceuticals - (0.42%)
Reata Pharmaceuticals, Inc., Class AA	(2,200)	(62,700)
Teva Pharmaceutical Industries Ltd., Sponsored ADR	(33,800)	(689,858)

		(752,558)

Total Health Care		(1,720,710)

Industrials - (2.80%)
Building Products - (0.66%)
Johnson Controls International PLC	(29,600)	(1,158,248)

Commercial Services & Supplies - (0.16%)
Covanta Holding Corp.	(17,000)	(277,950)

Construction & Engineering - (0.68%)
Chicago Bridge & Iron Co. N.V.	(57,700)	(1,204,199)

Electrical Equipment - (0.03%)
Babcock & Wilcox Enterprises, Inc.	(8,500)	(55,154)

Machinery - (1.24%)
Wabtec Corp.	(27,000)	(2,188,080)

Road & Rail - (0.03%)
Hertz Global Holdings, Inc.A	(2,400)	(55,032)

Total Industrials		(4,938,663)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - (42.23%) (continued)
Information Technology - (2.87%)
Communications Equipment - (0.94%)
Lumentum Holdings, Inc.A	(19,100)	$(884,330)
ViaSat, Inc.	(10,200)	(771,324)

		(1,655,654)

Internet Software & Services - (0.18%)
Benefitfocus, Inc.A	(12,600)	(317,520)

IT Services - (0.32%)
WEX, Inc.A	(3,700)	(572,797)

Semiconductors & Semiconductor Equipment - (1.09%)
Impinj, Inc.A	(53,500)	(1,196,795)
MACOM Technology Solutions Holdings, Inc.A	(10,900)	(338,990)
PDF Solutions, Inc.A	(28,600)	(391,248)

		(1,927,033)

Software - (0.16%)
Autodesk, Inc.	(1,000)	(115,664)
Snap, Inc., Class AA	(11,900)	(160,888)

		(276,552)

Technology Hardware, Storage & Peripherals - (0.18%)
3D Systems Corp.A	(31,700)	(324,608)

Total Information Technology		(5,074,164)

Materials - (0.26%)
Construction Materials - (0.26%)
Forterra, Inc.A	(66,500)	(462,175)

Real Estate - (15.79%)
Equity Real Estate Investment Trusts (REITs) - (15.79%)
Chatham Lodging Trust	(93,000)	(2,083,200)
Chesapeake Lodging Trust	(39,900)	(1,092,063)
Colony NorthStar, Inc., Class A	(75,900)	(681,582)
Community Healthcare Trust, Inc.	(7,800)	(207,792)
DDR Corp.	(64,100)	(520,492)
Easterly Government Properties, Inc., REIT	(29,900)	(622,817)
Equity Residential	(33,900)	(2,088,579)
Farmland Partners, Inc.	(66,300)	(540,345)
GEO Group, Inc.	(40,600)	(915,530)
Government Properties Income Trust	(19,900)	(341,484)
Hersha Hospitality Trust	(117,600)	(2,181,480)
Iron Mountain, Inc.	(55,600)	(1,947,668)
Kilroy Realty Corp.	(2,800)	(199,696)
Life Storage, Inc.	(23,500)	(1,952,850)
LTC Properties, Inc.	(5,900)	(241,782)
Macerich Co.	(32,500)	(2,098,525)
Medical Properties Trust, Inc.	(42,100)	(550,668)
Omega Healthcare Investors, Inc.	(79,000)	(2,136,160)
Rayonier, Inc.	(25,700)	(834,222)
Seritage Growth Properties	(45,500)	(1,874,600)
Spirit Realty Capital, Inc.	(150,400)	(1,228,768)
Urban Edge Properties	(16,600)	(388,108)
Whitestone REIT	(157,800)	(2,073,492)
WP Carey, Inc.	(16,900)	(1,095,289)

		(27,897,192)

Total Real Estate		(27,897,192)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

	Shares	Fair Value

COMMON STOCKS - (42.23%) (continued)
Utilities - (1.78%)
Electric Utilities - (0.97%)
Southern Co.	(38,100)	$(1,718,691)

Independent Power & Renewable Electricity Producers - (0.03%)
Vivint Solar, Inc.A	(16,726)	(57,705)

Multi-Utilities - (0.78%)
Dominion Energy, Inc.	(18,000)	(1,375,920)

Total Utilities		(3,152,316)

TOTAL COMMON STOCKS (Proceeds $(71,442,793))		(74,639,304)

EXCHANGE-TRADED INSTRUMENTS - (7.90%)
Exchange-Traded Funds - (7.90%)
Consumer Staples Select Sector SPDR Fund	(47,100)	(2,723,322)
Financial Select Sector SPDR Fund	(81,200)	(2,417,481)
Industrial Select Sector SPDR Fund	(12,200)	(971,974)
Real Estate Select Sector SPDR Fund	(141,200)	(4,562,172)
Utilities Select Sector SPDR Fund	(64,500)	(3,292,080)

Total Exchange-Traded Funds		(13,967,029)

TOTAL EXCHANGE-TRADED INSTRUMENTS (Proceeds $(13,979,398))		(13,967,029)

TOTAL SECURITITES SOLD SHORT (Proceeds $(85,422,191))		(88,606,333)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 76.70% (Cost $132,643,360)		135,560,462
TOTAL SECURITIES SOLD SHORT - (50.13%) (Proceeds $(85,422,191))		(88,606,333)
OTHER ASSETS, NET OF LIABILITIES - 73.43%		129,786,292

NET ASSETS - 100.00%		$176,740,421

Percentages are stated as a percent of net assets.

A Non-income producing security.

B This security or a piece thereof is held as segregated collateral.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

SPDR - Standard & Poor’s Depositary Receipt.

Futures Contracts Open on January 31, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	95	March 2018	$9,640,362	$10,191,125	$550,763
Mini MSCI Emerging Markets Index Futures	67	March 2018	3,780,111	4,213,630	433,519

			$13,420,473	$14,404,755	$984,282

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

Short Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	92	March 2018	$(12,204,023)	$(12,998,680)	$(794,657)

			$(12,204,023)	$(12,998,680)	$(794,657)

OTC Swap Agreements Outstanding on January 31, 2018:

OTC Swap Agreement Contracts for Difference - Equity
Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Siegfried Holding AG	MSC	Long	CHF	0.501%	10/22/2018	6,080	$2,123,396	$(13,081)
Sunrise Communications Group AG	MSC	Long	CHF	0.501%	10/22/2018	590	55,830	(295)
Bavarian Nordic A/S	MSC	Long	DKK	0.073%	10/22/2018	33,457	1,342,307	(64,742)
Dfds A/S	MSC	Long	DKK	0.073%	10/22/2018	8,864	524,874	(297)
GN Store Nord A/S	MSC	Long	DKK	0.073%	10/22/2018	28,430	946,536	(476)
Royal Unibrew A/S	MSC	Long	DKK	0.073%	10/22/2018	37,377	2,226,780	13,764
Sydbank A/S	MSC	Long	DKK	0.073%	10/22/2018	8,897	365,301	(1,541)
Arkema S.A.	MSC	Long	EUR	0.119%	10/22/2018	4,160	546,358	(22,284)
ASTM SpA	MSC	Long	EUR	0.069%	10/22/2018	5,770	174,961	(20,845)
AT&S Austria Technologie & Systemtechnik AG	MSC	Long	EUR	0.069%	3/20/2018	3,480	108,828	1,668
Bauer AG	MSC	Long	EUR	0.119%	10/22/2018	28,440	993,033	(134,631)
BE Semiconductor Industries N.V.	MSC	Long	EUR	0.061%	10/22/2018	14,605	1,446,674	(60,951)
Beneteau S.A.	MSC	Long	EUR	0.119%	3/20/2018	46,290	1,268,849	(53,583)
bet-at-home.com AG	MSC	Long	EUR	0.119%	10/22/2018	2,760	333,252	(9,236)
Biesse SpA	MSC	Long	EUR	0.069%	10/22/2018	2,490	144,233	(6,204)
Cewe Stiftung & Co. KGAA	MSC	Long	EUR	0.119%	10/22/2018	3,056	339,212	(11,040)
CIE Automotive S.A.	MSC	Long	EUR	0.069%	10/22/2018	6,420	206,390	11,197
Covestro AG	MSC	Long	EUR	0.119%	10/22/2018	18,567	2,129,152	(23,592)
CTS Eventim AG & Co. KGaA	MSC	Long	EUR	0.119%	10/22/2018	4,670	233,664	(3,258)
Derichebourg S.A.	MSC	Long	EUR	0.119%	10/22/2018	144,311	1,440,941	(12,584)
Deutsche Beteiligungs AG	MSC	Long	EUR	0.119%	10/22/2018	682	43,031	(1,529)
Deutsche Lufthansa AG	MSC	Long	EUR	0.119%	10/22/2018	49,760	1,773,334	(21,411)
Deutz AG	MSC	Long	EUR	0.119%	10/22/2018	229,975	2,241,351	(138,948)
Dialog Semiconductor PLC	MSC	Long	EUR	0.119%	10/22/2018	38,820	1,220,397	(56,581)
Draegerwerk AG & Co. KGaA	MSC	Long	EUR	0.119%	10/22/2018	2,118	161,141	(1,847)
El.En. SpA	MSC	Long	EUR	0.069%	10/22/2018	3,266	112,048	8,281
Elmos Semiconductor AG	MSC	Long	EUR	0.119%	10/22/2018	4,140	129,593	(8,768)
Ence Energia y Celulosa S.A.	MSC	Long	EUR	0.069%	10/22/2018	313,437	2,098,599	(113,235)
Falck Renewables SpA	MSC	Long	EUR	0.069%	10/22/2018	43,130	109,644	(2,686)
Faurecia	MSC	Long	EUR	0.119%	10/22/2018	10,390	936,877	(15,791)
Fiat Chrysler Automobiles N.V.	MSC	Long	EUR	0.069%	10/22/2018	6,120	149,566	(1,188)
ForFarmers N.V.	MSC	Long	EUR	0.069%	10/22/2018	13,600	171,952	(3,388)
International Consolidated Airlines Group S.A.	MSC	Long	EUR	0.069%	10/22/2018	75,900	688,489	(7,942)
IPSOS	MSC	Long	EUR	0.119%	10/22/2018	6,210	253,809	(20,114)
Jacquet Metal Service	MSC	Long	EUR	0.119%	10/22/2018	14,941	585,759	(39,087)
JOST Werke AG	MSC	Long	EUR	0.119%	10/22/2018	3,890	202,090	(8,474)
Kaufman & Broad S.A.	MSC	Long	EUR	0.106%	10/22/2018	12,753	636,848	20,335
La Doria SpA	MSC	Long	EUR	0.069%	10/22/2018	4,795	95,961	(5,459)
Leoni AG	MSC	Long	EUR	0.119%	10/22/2018	2,650	210,523	(6,920)
Mediaset Espana Comunicacion S.A.	MSC	Long	EUR	0.069%	10/22/2018	41,300	474,760	(12,312)
Mersen S.A.	MSC	Long	EUR	0.119%	10/22/2018	5,962	296,556	(9,655)
Neopost S.A.	MSC	Long	EUR	0.119%	10/22/2018	32,776	1,072,955	(111,060)
NH Hotel Group S.A.	MSC	Long	EUR	0.069%	10/22/2018	15,800	118,854	(197)
Peugeot S.A.	MSC	Long	EUR	0.106%	10/22/2018	30,670	714,307	(35,151)
Pharming Group N.V.	MSC	Long	EUR	0.069%	10/22/2018	146,000	276,357	(182)
PNE Wind AG	MSC	Long	EUR	0.119%	10/22/2018	154,500	596,872	(6,884)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Saeta Yield S.A.	MSC	Long	EUR	0.069%	10/22/2018	48,394	$677,090	$(10,852)
Sanoma OYJ	MSC	Long	EUR	0.069%	10/22/2018	4,090	55,470	(3,210)
Tom Tailor Holding SE	MSC	Long	EUR	0.119%	10/22/2018	32,260	456,010	(9,207)
Ubisoft Entertainment S.A.	MSC	Long	EUR	0.119%	3/20/2018	16,320	1,375,199	6,357
Unieuro SpA	MSC	Long	EUR	0.069%	10/22/2018	53,764	951,147	(29,470)
Valmet OYJ	MSC	Long	EUR	0.069%	10/22/2018	63,200	1,423,153	(24,407)
Van Lanschot Kempen N.V.	MSC	Long	EUR	0.069%	10/22/2018	12,101	401,772	3,769
Wacker Neuson SE	MSC	Long	EUR	0.119%	10/22/2018	2,620	107,660	(1,893)
Wuestenrot & Wuerttembergische AG	MSC	Long	EUR	0.119%	10/22/2018	14,370	435,734	(11,636)
3i Group PLC	MSC	Long	GBP	0.744%	10/22/2018	163,610	2,105,453	23,266
Abcam PLC	MSC	Long	GBP	0.744%	10/22/2018	134,760	2,232,201	84,320
Central Asia Metals PLC	MSC	Long	GBP	0.744%	10/22/2018	121,578	537,484	(24,326)
Clinigen Healthcare Ltd.	MSC	Long	GBP	0.744%	10/22/2018	7,976	122,314	-
Drax Group PLC	MSC	Long	GBP	0.744%	10/22/2018	49,700	194,219	(13,994)
Evraz PLC	MSC	Long	GBP	0.022%	10/22/2018	185,434	1,024,032	(62,496)
Fevertree Drinks PLC	MSC	Long	GBP	0.744%	10/22/2018	1,580	55,836	(981)
Games Workshop Group PLC	MSC	Long	GBP	0.744%	10/22/2018	11,437	395,344	(21,143)
Indivior PLC	MSC	Long	GBP	0.744%	10/22/2018	48,943	282,653	(7,517)
Jackpotjoy PLC	MSC	Long	GBP	0.744%	10/22/2018	57,725	677,222	(24,626)
Numis Corp. PLC	MSC	Long	GBP	0.744%	10/22/2018	11,800	56,340	(127)
Plus500 Ltd.	MSC	Long	GBP	0.744%	10/22/2018	114,641	1,703,489	102,275
SSP Group PLC	MSC	Long	GBP	0.744%	10/22/2018	12,700	111,821	(1,892)
Stock Spirits Group PLC	MSC	Long	GBP	0.744%	10/22/2018	34,650	148,811	(1,725)
Taylor Wimpey PLC	MSC	Long	GBP	0.744%	10/22/2018	163,600	445,445	(10,120)
Vedanta Resources PLC	MSC	Long	GBP	0.744%	10/22/2018	50,680	631,661	(47,422)
Wizz Air Holdings PLC	MSC	Long	GBP	0.744%	10/22/2018	24,551	1,201,492	(14,314)
Austevoll Seafood ASA	MSC	Long	NOK	1.040%	10/22/2018	68,584	552,974	(25,017)
BW Offshore Ltd.	MSC	Long	NOK	1.040%	10/22/2018	88,600	439,431	(6,925)
DNO ASA	MSC	Long	NOK	1.040%	10/22/2018	97,935	130,649	(8,038)
Grieg Seafood ASA	MSC	Long	NOK	1.040%	10/22/2018	37,680	337,346	(10,799)
Kvaerner ASA	MSC	Long	NOK	1.040%	10/22/2018	142,630	314,523	(17,094)
Scatec Solar ASA	MSC	Long	NOK	1.040%	10/22/2018	35,200	221,402	(16,567)
SpareBank 1 Nord Norge	MSC	Long	NOK	1.040%	10/22/2018	86,600	714,751	1,128
SpareBank 1 SMN	MSC	Long	NOK	1.040%	10/22/2018	10,500	115,905	821
SpareBank 1 SR-Bank ASA	MSC	Long	NOK	1.040%	10/22/2018	16,400	193,755	(1,923)
Boliden AB	MSC	Long	SEK	0.181%	10/22/2018	1,520	55,935	(938)
Concentric AB	MSC	Long	SEK	0.181%	10/22/2018	2,199	42,713	(616)
Dometic Group AB	MSC	Long	SEK	0.181%	10/22/2018	15,700	171,125	(924)
Granges AB	MSC	Long	SEK	0.181%	10/22/2018	10,700	111,910	(1,499)
LeoVegas AB	MSC	Long	SEK	0.181%	10/22/2018	5,700	77,004	2,903
Loomis AB	MSC	Long	SEK	0.181%	10/22/2018	2,880	112,422	3,079
Oriflame Holding AG	MSC	Long	SEK	0.181%	10/22/2018	3,360	150,592	206
SAS AB	MSC	Long	SEK	0.181%	10/22/2018	682,334	1,699,155	(80,791)
Vitrolife AB	MSC	Long	SEK	0.181%	10/22/2018	7,174	615,888	(457)
Arbonia AG	MSC	Short	CHF	1.426%	10/22/2018	(3,020)	54,162	492
COSMO Pharmaceuticals N.V.	MSC	Short	CHF	1.426%	10/22/2018	(2,935)	434,901	9,089
LafargeHolcim Ltd.	MSC	Short	CHF	1.101%	10/22/2018	(8,780)	545,637	25,501
Panalpina Welttransport Holding AG	MSC	Short	CHF	1.379%	10/22/2018	(3,098)	508,244	11,664
Vifor Pharma AG	MSC	Short	CHF	1.101%	10/22/2018	(15,407)	2,155,521	(43,092)
ALK-Abello A/S	MSC	Short	DKK	0.673%	10/22/2018	(6,021)	789,990	33,630
AP Moller - Maersk A/S	MSC	Short	DKK	0.020%	10/22/2018	(138)	249,712	6,814
Chr Hansen Holding A/S	MSC	Short	DKK	0.673%	10/22/2018	(15,050)	1,339,979	42,826
Coloplast A/S	MSC	Short	DKK	0.673%	10/22/2018	(23,130)	2,001,060	(31,043)
Accor S.A.	MSC	Short	EUR	0.619%	10/22/2018	(39,860)	2,260,059	21,352
ALD S.A.	MSC	Short	EUR	0.994%	3/20/2018	(3,960)	70,097	(4)
Banco BPM SpA	MSC	Short	EUR	0.871%	10/22/2018	(184,200)	689,747	(8,068)
Biocartis N.V.	MSC	Short	EUR	7.619%	10/22/2018	(58,579)	994,705	(45,244)
Bollore S.A.	MSC	Short	EUR	0.619%	10/22/2018	(384,500)	2,198,954	(5,748)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Cairn Homes PLC	MSC	Short	EUR	0.619%	10/22/2018	(11,546)	$27,018	$144
Carrefour S.A.	MSC	Short	EUR	0.619%	10/22/2018	(74,220)	1,679,033	(74,892)
Delivery Hero AG	MSC	Short	EUR	0.619%	10/22/2018	(26,710)	1,128,969	(1,996)
Deutsche Bank AG	MSC	Short	EUR	0.619%	10/22/2018	(92,540)	1,789,516	114,129
Huhtamaki OYJ	MSC	Short	EUR	0.669%	10/22/2018	(13,440)	549,800	(16,408)
Industria de Diseno Textil S.A.	MSC	Short	EUR	0.669%	10/22/2018	(35,500)	1,249,113	(6,634)
Innogy SE	MSC	Short	EUR	0.619%	10/22/2018	(3,980)	154,503	3,071
Kone OYJ	MSC	Short	EUR	0.669%	10/22/2018	(12,750)	711,677	(8,577)
OCI N.V.	MSC	Short	EUR	1.328%	10/22/2018	(33,520)	865,282	27,560
Parmalat SpA	MSC	Short	EUR	0.669%	10/22/2018	(5,790)	22,203	36
Parrot S.A.	MSC	Short	EUR	11.324%	10/22/2018	(30,755)	306,334	-
Porr AG	MSC	Short	EUR	4.244%	3/20/2018	(2,310)	83,912	5,324
Rocket Internet SE	MSC	Short	EUR	1.244%	10/22/2018	(19,810)	545,594	(21,717)
Salvatore Ferragamo SpA	MSC	Short	EUR	6.869%	10/22/2018	(73,270)	2,122,085	89,451
Siemens AG	MSC	Short	EUR	0.619%	10/22/2018	(14,460)	2,203,119	39,630
Siemens Gamesa Renewable Energy S.A.	MSC	Short	EUR	0.669%	10/22/2018	(142,240)	2,283,746	94,800
Tenaris S.A.	MSC	Short	EUR	0.628%	10/22/2018	(85,020)	1,511,394	51,368
Tod’s SpA	MSC	Short	EUR	6.619%	10/22/2018	(2,380)	177,284	148
Umicore S.A.	MSC	Short	EUR	0.669%	10/22/2018	(17,900)	940,585	11,818
Vallourec S.A.	MSC	Short	EUR	8.453%	10/22/2018	(37,965)	274,146	17,783
Allied Minds PLC	MSC	Short	GBP	10.631%	10/22/2018	(60,504)	137,233	1,205
Barclays PLC	MSC	Short	GBP	0.244%	10/22/2018	(208,600)	609,676	27,304
Capital & Counties Properties PLC	MSC	Short	GBP	0.506%	10/22/2018	(422,500)	1,760,812	20,428
Cobham PLC	MSC	Short	GBP	0.244%	10/22/2018	(489,400)	914,817	11,098
Domino’s Pizza Group PLC	MSC	Short	GBP	0.244%	10/22/2018	(84,300)	416,085	18,821
Fresnillo PLC	MSC	Short	GBP	0.244%	10/22/2018	(50,740)	984,408	24,940
HSBC Holdings PLC	MSC	Short	GBP	0.244%	10/22/2018	(201,400)	2,206,683	95,658
Mediclinic International PLC	MSC	Short	GBP	1.506%	10/22/2018	(115,100)	979,959	20,296
Melrose Industries PLC	MSC	Short	GBP	0.244%	10/22/2018	(297,200)	953,864	14,369
Metro Bank PLC	MSC	Short	GBP	0.429%	10/22/2018	(7,950)	406,161	2,713
Ocado Group PLC	MSC	Short	GBP	0.118%	10/22/2018	(41,363)	304,215	13,529
Phoenix Group Holdings	MSC	Short	GBP	0.244%	10/22/2018	(50,733)	562,316	20,917
Purplebricks Group PLC	MSC	Short	GBP	13.131%	10/22/2018	(181,127)	1,065,514	(176,694)
Reckitt Benckiser Group PLC	MSC	Short	GBP	0.244%	10/22/2018	(6,140)	592,693	6,802
Royal Bank of Scotland Group PLC	MSC	Short	GBP	0.244%	10/22/2018	(271,400)	1,129,863	37,932
Sirius Minerals PLC	MSC	Short	GBP	3.881%	10/22/2018	(2,227,254)	701,150	(32,306)
Smart Metering Systems PLC	MSC	Short	GBP	2.756%	10/22/2018	(64,455)	705,765	28,414
Sound Energy PLC	MSC	Short	GBP	18.506%	10/22/2018	(216,085)	157,537	12,353
Travis Perkins PLC	MSC	Short	GBP	0.244%	10/22/2018	(58,890)	1,218,104	17,168
Asetek A/S	MSC	Short	NOK	4.260%	10/22/2018	(7,584)	89,696	2,470
Avanza Bank Holding AB	MSC	Short	SEK	1.094%	10/22/2018	(11,014)	581,182	(26,642)
Eltel AB	MSC	Short	SEK	4.731%	10/22/2018	(40,151)	148,877	6,236
Hennes & Mauritz AB	MSC	Short	SEK	0.781%	10/22/2018	(107,690)	2,099,241	236,097
Nordea Bank AB	MSC	Short	SEK	0.781%	10/22/2018	(50,280)	632,484	24,199
RaySearch Laboratories AB	MSC	Short	SEK	2.731%	10/22/2018	(10,347)	190,283	(12,250)
Recipharm AB	MSC	Short	SEK	7.606%	10/22/2018	(15,800)	204,596	16,294
Skanska AB	MSC	Short	SEK	0.781%	10/22/2018	(105,470)	2,130,622	26,885
Telefonaktiebolaget LM Ericsson	MSC	Short	SEK	0.694%	10/22/2018	(151,300)	1,079,066	128,675

							$112,069,759	$(366,908)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2018

Glossary:

Counterparty Abbreviations:
MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona

Index Abbreviations:
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International—Europe, Australasia, and Far East
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

Exchange Abbreviations:
OTC	Over-the-Counter

Other Abbreviations:
PLC	Public Limited Company

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2018, the investments were classified as described below:

Numeric Integrated Alpha Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$95,140,589	$-	$-	$95,140,589
Exchange-Traded Instruments	13,893,937	-	-	13,893,937
Short-Term Investments	26,525,936	-	-	26,525,936

Total Investments in Securities - Assets	$135,560,462	$-	$-	$135,560,462

Liabilities
Common Stocks (Sold Short)	$(74,639,304)	$-	$-	$(74,639,304)
Exchange-Traded Instruments (Sold Short)	(13,967,029)	-	-	(13,967,029)

Total Investments in Securities - Liabilities	(88,606,333)	-	-	(88,606,333)

Total Investments in Securities	$46,954,129	$-	$-	$46,954,129

Financial Derivative Instruments - Assets
Futures Contracts	$984,282	$-	$-	$984,282
OTC Swap Agreement Contracts for Difference - Equity	-	1,704,802	-	1,704,802

Total Financial Derivative Instruments - Assets	$984,282	$1,704,802	$-	$2,689,084

Financial Derivative Instruments - Liabilities
Futures Contracts	$(794,657)	$-	$-	$(794,657)
OTC Swap Agreement Contracts for Difference - Equity	-	(2,071,710)	-	(2,071,710)

Total Financial Derivative Instruments - Liabilities	$(794,657)	$(2,071,710)	$-	$(2,866,367)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. As of January 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2018

	Grosvenor Long/Short Fund	Numeric Integrated Alpha Fund
Assets:
Investments in unaffiliated securities, at fair value†	$16,065,772	$109,034,526
Investments in affiliated securities, at fair value‡	3,966,444	26,525,936
Foreign currency, at fair value^	240,828	645,438
Purchased options contracts outstanding (premiums paid $25,214)	21,249	-
Swap income receivable	1,667	-
Cash with brokers	3,951,678	79,161,091
Deposit with brokers for futures contracts	-	856,482
Cash collateral held at custodian for the benefit of the broker	1,841,899	46,775,000
Dividends and interest receivable	10,844	54,467
Receivable for investments sold	642,648	13,312,755
Receivable for fund shares sold	-	2,673,379
Receivable for tax reclaims	260	-
Receivable for expense reimbursement (Note 2)	89,478	17,975
Receivable for variation margin from open futures contracts (Note 5)	-	190,135
Unrealized appreciation from swap agreements	644,259	1,704,802
Unrealized appreciation from forward foreign currency contracts	6,604	-
Prepaid expenses	27,115	35,508

Total assets	27,510,745	280,987,494

Liabilities:
Payable for investments purchased	971,057	12,941,640
Payable for fund shares redeemed	-	106,824
Payable for foreign currency, at fair value[1]	134,530	-
Swap premium received	271	-
Securities sold short, at fair value±	4,753,576	88,606,333
Cash due to custodian	870,541	-
Swap income payable	6	18,185
Dividends and interest expense payable	1,109	112,417
Management and sub-advisory fees payable (Note 2)	34,848	253,631
Service fees payable (Note 2)	404	22
Transfer agent fees payable (Note 2)	2,644	17,963
Custody and fund accounting fees payable	93,661	51,237
Professional fees payable	48,722	38,053
Trustee fees payable (Note 2)	63	567
Payable for prospectus and shareholder reports	675	14,142
Unrealized depreciation from swap agreements	56,987	2,071,710
Unrealized depreciation from forward foreign currency contracts	40,896	-
Other liabilities	238	14,349

Total liabilities	7,010,228	104,247,073

Net assets	$20,500,517	$176,740,421

Analysis of net assets:
Paid-in-capital	$18,448,442	$179,493,005
Undistributed (Overdistribution) of net investment income	(499,885)	342,188
Accumulated net realized gain (loss)	194,267	(2,655,321)
Unrealized appreciation of investments in unaffiliated securitiesA	2,226,162	2,917,102
Unrealized (depreciation) of forward foreign currency contracts	(34,292)	-
Unrealized appreciation (depreciation) of foreign currency transactions	(4,814)	4,872
Unrealized appreciation of futures contracts	-	189,625
Unrealized appreciation (depreciation) of swap agreements	587,272	(366,908)
Unrealized (depreciation) of purchased options contracts	(3,965)	-
Unrealized (depreciation) of short sales	(412,670)	(3,184,142)

Net assets	$20,500,517	$176,740,421

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2018

	Grosvenor Long/Short Fund		Numeric Integrated Alpha Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,660,750		12,247

Y Class	37,063		10,169

Investor Class	79,020		10,162

A Class	18,977		N/A

C Class	16,593		N/A

Ultra Class	9,574	B	17,608,042

Net assets:
Institutional Class	$18,701,925		$122,715

Y Class	$416,381		$101,793

Investor Class	$881,290		$101,438

A Class	$211,579		N/A

C Class	$181,475		N/A

Ultra Class	$107,867	B	$176,414,475

Net asset value, offering and redemption price per share:
Institutional Class	$11.26		$10.02

Y Class	$11.23		$10.01

Investor Class	$11.15		$9.98

A Class	$11.15		N/A

A Class (offering price)	$11.83		N/A

C Class	$10.94		N/A

Ultra Class	$11.27	B	$10.02

† Cost of investments in unaffiliated securities	$13,839,610		$106,117,424
‡ Cost of investments in affiliated securities	$3,966,444		$26,525,936
^ Cost of foreign currency	$237,523		$-
+ Cost of foreign currency with broker	$-		$640,566
± Proceeds of securities sold short	$4,340,906		$85,422,191
[1] Cost of payable for foreign currency	$130,990		$-
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class commenced operations November 14, 2017 (Note 1).

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2018

	Grosvenor Long/Short Fund		Numeric Integrated Alpha Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$221,485	A	$1,462,906
Dividend income from affiliated securities	30,098		145,233
Interest income	182,829		1,051,184

Total investment income	434,412		2,659,323

Expenses:
Management and sub-advisory fees (Note 2)	338,781		2,536,362
Transfer agent fees:
Institutional Class (Note 2)	1,426		3
Y Class (Note 2)	173		103
Investor Class	567		1,213
Ultra Class	359	B	108,879
Custody and fund accounting fees	123,636		46,819
Professional fees	118,277		61,208
Registration fees and expenses	62,010		116,331
Service fees (Note 2):
Y Class	49		-
Investor Class	1,487		253
A Class	286		-
C Class	303		-
Distribution fees (Note 2):
A Class	484		-
C Class	2,019		-
Prospectus and shareholder report expenses	14,247		40,155
Trustee fees (Note 2)	1,017		8,377
Prime broker fees	236,121		1,150,935
Dividends and interest on securities sold short	137,850		2,913,291
Other expenses	5,125		16,123

Total expenses	1,044,217		7,000,052

Net fees waived and expenses (reimbursed) (Note 2)	(279,922)		(282,447)

Net expenses	764,295		6,717,605

Net investment (loss)	(329,883)		(4,058,282)

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesC	1,812,506		4,320,888
Purchased options contracts	33,179		-
Commission recapture (Note 1)	-		302
Foreign currency transactions	(6,288)		88,943
Forward foreign currency contracts	(22,278)		-
Futures contracts	-		1,558,504
Swap agreements	201,842		5,129,443
Written options contracts	(8,889)		-
Short sales	(453,437)		(6,036,234)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesD	894,270		2,690,427
Purchased options contracts	9,639		-
Foreign currency transactions	20,734		2,409
Forward foreign currency contracts	(25,606)		-
Futures contracts	-		(7,658)
Swap agreements	423,501		(747,877)
Written options contracts	96		-
Short sales	(34,899)		(3,006,767)

Net gain from investments	2,844,370		3,992,380

Net increase (decrease) in net assets resulting from operations	$2,514,487		$(65,902)

† Foreign taxes	$2,242		$26
A Includes non-recurring dividends of $31,410.
B Class commenced operations November 14, 2017 (Note 1).
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Grosvenor Long/Short Fund			Numeric Integrated Alpha Fund
	Year Ended January 31, 2018		Year Ended January 31, 2017	Year Ended January 31, 2018	November 1, 2016A to January 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(329,883)		$(227,373)	$(4,058,282)	$(307,501)
Net realized gain from investments in unaffiliated securities, purchased options contracts, commission recapture, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options contracts, and short sales	1,556,635		603,723	5,061,846	270,104
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options contracts, and short sales	1,287,735		1,315,597	(1,069,466)	630,015

Net increase (decrease) in net assets resulting from operations	2,514,487		1,691,947	(65,902)	592,618

Distributions to shareholders:
Net investment income:
Institutional Class	(88,770)		-	-	-
Y Class	(2,016)		-	(71)	-
Investor Class	(3,387)		-	-	-
A Class	(1,022)		-	-	-
C Class	(1,017)		-	-	-
Ultra Class	(516	)B	-	(505,474)	-
Net realized gain from investments:
Institutional Class	(1,261,803)		(309,752)	(1,928)	-
Y Class	(28,648)		(4,695)	(1,600)	-
Investor Class	(48,133)		(7,003)	(1,600)	-
A Class	(14,525)		(3,589)	-	-
C Class	(14,710)		(4,279)	-	-
Ultra Class	(7,334	)B	-	(2,768,627)	-

Net distributions to shareholders	(1,471,879)		(329,318)	(3,279,300)	-

Capital share transactions (Note 10):
Proceeds from sales of shares	1,122,598		196,119	156,192,646	63,420,763
Reinvestment of dividends and distributions	1,471,879		329,318	1,498,078	-
Cost of shares redeemed	(303,320)		(861,941)	(35,313,498)	(11,304,984)

Net increase (decrease) in net assets from capital share transactions	2,291,157		(336,504)	122,377,226	52,115,779

Net increase in net assets	3,333,765		1,026,125	119,032,024	52,708,397

Net assets:
Beginning of period	17,166,752		16,140,627	57,708,397	5,000,000	C

End of period *	$20,500,517		$17,166,752	$176,740,421	$57,708,397

*Includes (overdistribution) of net investment income	$(499,885)		$(191,094)	$342,188	$(82,585)

A Commencement of operations.
B Class commenced operations November 14, 2017 (Note 1).
C Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as non-diversified, open-end management investment companies. As of January 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Grosvenor Long/Short Fund and American Beacon Numeric Integrated Alpha Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

On November 14, 2017, the Grosvenor Long/Short Fund created the Ultra Class, a new class made available for sale to large institutional investors pursuant to an amendment to the Fund’s registration statement filed with the U.S. Securities and Exchange Commission. Refer to the Fund’s prospectus for more details.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000
Ultra	Large institutional investors - sold directly or through intermediary channels.	$350,000,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Commission Recapture

The Funds established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Grosvenor Long/Short Fund operates in a manager of managers structure. The Manager has engaged Grosvenor Capital Management, L.P., an unaffiliated alternative investment advisory firm, to serve as the Fund’s lead Sub-Advisor (“Lead Sub-Advisor”). The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace Sub-Advisors (but not the Lead Sub-Advisor) that are unaffiliated with the Manager without approval of shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee the Lead Sub-Advisor and Sub-Advisors and recommend their hiring, termination and replacement. The order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor. The Fund’s Sub-Advisors are set forth below.

•	Basswood Capital Management, LLC
•	Electron Capital Partners, LLC (Effective 12/29/2017)
•	Impala Asset Management LLC
•	Incline Global Management, LLC
•	Pine River Capital Management L.P. (Terminated 11/17/2017)
•	River Canyon Fund Management LLC (Terminated 12/31/2017)
•	Tremblant Capital LP

The Grosvenor Long/Short Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with management, administrative, and supervisory services. The Manager is paid a management fee as compensation that is calculated and accrued daily equal to 1.85% of the Fund’s average daily net assets. As part of the fee, the Manager receives an annualized management fee equal to 0.35%. The remain portion of the fee is used by the Manager to compensate the Lead Sub-Advisor pursuant to a Lead Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Manager. The fee is calculated and accrued daily equal to 1.50% of the Funds average daily assets. The Lead Sub-Advisor pays the fees of each Sub-Advisor.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

The Numeric Integrated Alpha Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with management, administrative, and supervisory services. The Manager receives an annualized management fee based on a percentage of the Numeric Integrated Alpha Fund’s average daily net assets that is calculated and accrued daily in accordance to the following schedule:

First $1 billion	0.425%
Next $4 billion	0.40%
Next $5 billion	0.375%
Over $10 billion	0.35%

The Trust, on behalf of the Numeric Integrated Alpha Fund, and the Manager have entered into an Investment Advisory Agreement with Numeric Investors LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $800 million	1.35%
Over $800 million	1.30%

The Management and Sub-Advisory Fees paid by the Funds for the year ended January 31, 2018 were as follows:

Grosvenor Long/Short Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$64,094
Sub-Advisor Fees	1.50%	274,687

Total	1.85%	$338,781

Numeric Integrated Alpha Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.43%	$607,298
Sub-Advisor Fees	1.35%	1,929,064

Total	1.78%	$2,536,362

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Grosvenor Long/Short Fund and the Investor Class

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

of the Numeric Integrated Alpha Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Fund terminated the service plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Grosvenor Long/Short Fund and the Institutional and Y Classes of the Numeric Integrated Alpha Fund and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Grosvenor Long/Short Fund agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended January 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Grosvenor Long/Short	$1,442
Numeric Integrated Alpha	85

As of January 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Grosvenor Long/Short	$98
Numeric Integrated Alpha	9

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund.

Fund	Direct Investments in USG Select Fund
Grosvenor Long/Short	$3,365
Numeric Integrated Alpha	16,404

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2018, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended January 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2017 - 1/31/2018	Reimbursed Expenses	(Recouped) Expenses
Grosvenor Long/Short	Institutional	2.10%	$258,274	$-	2021
Grosvenor Long/Short	Y	2.20%	5,609	-	2021
Grosvenor Long/Short	Investor	2.48%	9,109	-	2021
Grosvenor Long/Short	A	2.50%	2,934	-	2021
Grosvenor Long/Short	C	3.25%	3,007	-	2021
Grosvenor Long/Short	Ultra	1.99%	989	-	2021
Numeric Integrated Alpha	Institutional	1.95%	26	-	2021
Numeric Integrated Alpha	Y	2.05%	20	-	2021
Numeric Integrated Alpha	Investor	2.33%	1,099	-	2021
Numeric Integrated Alpha	Ultra	1.85%	281,302	-	2021

Of these amounts, $89,478 and $17,975 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at January 31, 2018 for the Grosvenor Long/Short Fund and Numeric Integrated Alpha Fund, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Grosvenor Long/Short	$-	$426,070	$-	2019
Grosvenor Long/Short	-	281,244	-	2020
Numeric Integrated Alpha	-	189,564	-	2020

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended January 31, 2018, there were no fees collected by Foreside for the sale of Class A Shares of the Funds.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2018, there were no CDSC fees collected for Class C Shares of the Funds.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of January 31, 2018, based on management’s evaluation of the shareholder account base, one account in the Grosvenor Long/Short Fund has been identified as representing an affiliated significant ownership of approximately 59% and one unaffiliated account of approximately 30% of the Fund’s outstanding shares.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (ADRs) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward foreign currency contracts are valued using the prevailing forward exchange rate and are categorized as Level 2 in the fair value hierarchy. Swap contracts are valued at prices furnished by independent swap dealers or by an independent pricing service and are generally categorized as a Level 2 in the fair value hierarchy. Forward foreign currency contracts and swap contracts involve, to varying degrees, risk of loss in excess of the unrealized appreciation (depreciation) on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

4.  Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended January 31, 2018 are disclosed in the Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of January 31, 2018, short positions were held by the Funds and are detailed in the Schedules of Investments.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Contracts for Difference

The Funds may utilize equity-related securities including total return swaps based on individual companies (also referred to as contracts for difference (“CFDs”)). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Funds to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying equity securities directly as well as the other risks associated with the investments in swaps. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Funds’ shares, may be reduced. Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments. The Fund’s use of swaps is intended to generate profits, adjust leverage, hedge exposures, and manager volatility.

The CFDs outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of these contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Contracts for Difference Notional Amounts Outstanding
Fund	Year Ended January 31, 2018
Grosvenor Long/Short	$50,835
Numeric Integrated Alpha	12,573,093

Forward Foreign Currency Contracts

The Grosvenor Long/Short Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended January 31, 2018, the Fund entered into forward foreign currency contracts primarily for speculative purposes.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amount Outstanding Year Ended January 31, 2018
Fund	Purchased Contracts	Sold Contracts
Grosvenor Long/Short	$203,987	$1,275,165

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds’ use of futures is intended to generate profits, adjust leverage, hedge exposures, and manage volatility. The Funds may also enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended January 31, 2018
Numeric Integrated Alpha	357

Options Contracts

The Grosvenor Long/Short Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Funds writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Funds, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Grosvenor Long/Short Fund may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Funds’ exposure to unfavorable movements of the underlying instrument. The Funds pay a premium which is included on the Statement of Assets and Liabilities as an

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the year ended January 31, 2018, the Grosvenor Long/Short Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Option Notional Amount Outstanding Year Ended January 31, 2018
Fund	Purchased	Sold
Grosvenor Long/Short	$122,029	$1,025

Total Return Swap Agreements

The Grosvenor Long/Short Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Contracts Outstanding
Fund	Year Ended January 31, 2018
Grosvenor Long/Short	$36,615,477

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Grosvenor Long/Short Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options outstanding	$-	$-	$-	$-	$21,249	$21,249
Unrealized appreciation of forward foreign currency contracts	-	6,604	-	-	-	6,604
Unrealized appreciation from swap agreements	-	-	-	-	644,259	644,259

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(40,896)	$-	$-	$-	$(40,896)
Unrealized depreciation from swap agreements	-	-	-	-	(56,987)	(56,987)

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$(139)	$-	$-	$33,318	$33,179
Forward foreign currency contracts	-	(22,278)	-	-	-	(22,278)
Swap agreements	-	-	-	-	201,842	201,842
Written options contracts	-	-	-	-	(8,889)	(8,889)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$-	$9,639	$9,639
Forward foreign currency contracts	-	(25,606)	-	-	-	(25,606)
Swap agreements	-	-	-	-	423,501	423,501
Written options contracts	-	-	-	-	96	96

Numeric Integrated Alpha Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$984,282	$984,282
Unrealized appreciation from swap agreements	-	-	-	-	1,704,802	1,704,802

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(794,657)	$(794,657)
Unrealized depreciation from swap agreements	-	-	-	-	(2,071,710)	(2,071,710)

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2018:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$(242,372)	$1,800,876	$1,558,504
Swap agreements	-	-	-	-	5,129,443	5,129,443

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(7,658)	$(7,658)
Swap agreements	-	-	-	-	(747,877)	(747,877)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds have a lower portfolio turnover rate.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Multi-Manager Risk

The Grosvenor Long/Short Fund’s performance depends on, among other things, the Lead Sub-Advisor’s success in monitoring and allocating the Fund’s assets among the Sub-Advisors. The Sub-Advisors investment styles may not always be complementary. The Sub-Advisors make investment decisions independently of one another, and may make conflicting investment decisions. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may underperform the market generally or underperform other investment managers that could have been selected for the Fund. The Lead Sub-Advisor and the Sub-Advisors also may use proprietary or licensed strategies that are based on considerations and factors that are not fully disclosed to the Board, the Manager or the Lead Sub-Advisor. The success of a particular Sub-Advisor in implementing its investment strategy is dependent on the expertise of its portfolio managers, and certain Sub-Advisors may have a limited number of investment management professionals. The loss of one or more of a Sub-Advisor’s key investment professionals could have a materially adverse effect on the performance of the Fund. A Sub-Advisor may have little or no experience

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

managing the assets of a registered investment company which, unlike the other accounts a Sub-Advisor may manage, is subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Options Risk

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have been realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Funds sell a put option, there is a risk that the Funds may be required to buy the underlying asset at a disadvantageous price. If the Funds sell a call option, there is a risk that the Funds may be required to sell the underlying asset at a disadvantageous price. If the Funds sell a call option on an underlying asset that the Funds own and the underlying asset has increased in value when the call option is exercised, the Funds will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Short Position Risk

The Funds will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Funds’ losses are potentially unlimited in a short position transaction.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2018.

Grosvenor Long/Short Fund

Offsetting of Financial and Derivative Assets as of January 31, 2018:
	Assets	Liabilities
Swap Agreement - OTC	$644,259	$56,987
Purchased Options Contracts	21,249	-
Forward Foreign Currency Contracts	6,604	40,896

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$672,112	$97,883

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$15,549	$-

Total derivative assets and liabilities subject to an MNA	$656,563	$97,883

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2018:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Morgan Stanley & Co. Inc.	$656,563	$(97,883)	$(558,680)	$-	$-

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Morgan Stanley & Co. Inc.	$97,883	$(97,883)	$-	$-	$-

Numeric Integrated Alpha Fund

Offsetting of Financial and Derivative Assets as of January 31, 2018:
	Assets	Liabilities
Futures Contracts	$984,282	$794,657
Swap Agreement - OTC	1,704,802	2,071,710

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,689,084	$2,866,367

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(984,282)	$(794,657)

Total derivative assets and liabilities subject to an MNA	$1,704,802	$2,071,710

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2018:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Morgan Stanley & Co., Inc.	$1,704,802	$(1,704,802)	$-	$-	$-

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Morgan Stanley & Co., Inc.	$2,071,710	$(1,704,802)	$(366,908)	$-	$-

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. For the Grosvenor Long/Short Fund, each of the tax years in the 3 year period ended January 31, 2018 and for the Numeric Integrated Alpha Fund, each of the tax years in the 2 year period ended January 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

The tax character of distributions paid were as follows:

	Grosvenor Long/Short Fund		Numeric Integrated Alpha Fund
	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2018	From November 1, 2016 to January 31, 2017
Distributions paid from:
Ordinary income
Institutional Class	$744,110	$294,627	$1,182	$-
Y Class	16,894	4,466	1,053	-
Investors Class	28,384	6,661	982	-
A Class	8,566	3,414	-	-
C Class	8,657	4,070	-	-
Ultra Class	4,325	-	2,205,298	-
Long-term capital gains
Institutional Class	606,463	15,125	746	-
Y Class	13,770	229	618	-
Investors Class	23,134	342	618	-
A Class	6,981	175	-	-
C Class	7,070	209	-	-
Ultra Class	3,525	-	1,068,803	-

Total distributions paid	$1,471,879	$329,318	$3,279,300	$-

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Grosvenor Long/Short	$18,086,894	$2,983,813	$(1,456,117)	$1,527,696
Numeric Integrated Alpha	135,490,589	9,982,503	(13,091,901)	(3,109,398)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Grosvenor Long/Short	$1,527,696	$329,827	$251,545	$-	$(56,993)	$2,052,075
Numeric Integrated Alpha	(3,109,398)	731,287	-	(349,754)	(24,719)	(2,752,584)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, amortization of organizational costs, deferral of losses from straddles, deferral of losses from unsettled short sales transactions, gains from constructive sales, and the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, reclassifications of income from real estate trusts and partnerships, disposal adjustments from investments in passive foreign investment companies, swap income reclasses, dividends that have been redesignated, and net operating losses that have been reclassified as of January 31, 2018:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Grosvenor Long/Short	$-	$117,818	$(117,818)	$-
Numeric Integrated Alpha	-	4,988,600	(4,988,600)	-

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended January 31, 2018, the Funds did not have any capital loss carryforwards.

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Fund’s fiscal year ending January 31, 2018. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, January 31, 2018. For the period ended January 31, 2018, Numeric deferred $349,754 in long-term capital losses to February 1, 2018.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Grosvenor Long/Short	$36,805,790	$35,683,287
Numeric Integrated Alpha	551,869,075	533,743,529

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2018 are as follows:

Fund	Type of Transaction	January 31, 2017 Shares/Fair Value	Purchases	Sales	January 31, 2018 Shares/Fair Value	Dividend Income
Grosvenor Long/Short	Direct	$2,991,077	$31,512,751	$30,537,384	$3,966,444	$30,098
Numeric Integrated Alpha	Direct	3,929,099	182,488,198	159,891,361	26,525,936	145,233

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended January 31, 2018, the Funds did not utilize this facility.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended January 31,
	2018		2017
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	24,792	$275,000	-	$-
Reinvestment of dividends	124,822	1,350,573	29,613	309,752
Shares redeemed	(1,252)	(13,588)	(58,796)	(572,526)

Net increase (decrease) in shares outstanding	148,362	$1,611,985	(29,183)	$(262,774)

	Y Class
	Year Ended January 31,
	2018		2017
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	20,612	$225,000	9,255	$96,500
Reinvestment of dividends	2,839	30,664	449	4,695
Shares redeemed	(12,642)	(140,173)	(436)	(4,580)

Net increase in shares outstanding	10,809	$115,491	9,268	$96,615

	Investor Class
	Year Ended January 31,
	2018		2017
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	47,906	$522,598	3,471	$33,712
Reinvestment of dividends	4,806	51,520	673	7,003
Shares redeemed	(7,889)	(87,672)	(18,720)	(185,132)

Net increase (decrease) in shares outstanding	44,823	$486,446	(14,576)	$(144,417)

	A Class
	Year Ended January 31,
	2018		2017
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	1,211	$12,123
Reinvestment of dividends	1,450	15,547	345	3,589
Shares redeemed	-	-	(9,862)	(99,703)

Net increase/(decrease) in shares outstanding	1,450	$15,547	(8,306)	$(83,991)

	C Class
	Year Ended January 31,
	2018		2017
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	5,482	$53,784
Reinvestment of dividends	1,495	15,726	415	4,279
Shares redeemed	(5,799)	(61,887)	-	-

Net increase (decrease) in shares outstanding	(4,304)	$(46,161)	5,897	$58,063

	Ultra Class
	November 15,2017A to January 31, 2018
Grosvenor Long/Short Fund	Shares	Amount
Shares sold	8,849	$100,000
Reinvestment of dividends	725	7,849

Net increase in shares outstanding	9,574	$107,849

American Beacon FundsSM

Notes to Financial Statements

January 31, 2018

	Institutional Class
	Year Ended January 31, 2018		November 1, 2016A to January 31, 2017
Numeric Integrated Alpha Fund	Shares	Amount	Shares(1)	AmountB
Shares sold	-	$-	500,000	$5,000,000
Reinvestment of dividends	195	1,928	-	-
Shares redeemed	-	-	(957,948)	(9,726,147)

Net increase (decrease) in shares outstanding	195	$1,928	(457,948)	$(4,726,147)

	Y Class
	Year Ended January 31, 2018		November 1, 2016A to January 31, 2017
Numeric Integrated Alpha Fund	Shares	Amount	Shares(1)	AmountB
Shares sold	-	$-	-	$-
Reinvestment of dividends	169	1,671	-	-

Net increase in shares outstanding	169	$1,671	-	$-

	Investor Class
	Year Ended January 31, 2018		November 1, 2016A to January 31, 2017
Numeric Integrated Alpha Fund	Shares	Amount	Shares(1)	AmountB
Shares sold	-	$-	-	$-
Reinvestment of dividends	162	1,600	-	-

Net increase in shares outstanding	162	$1,600	-	$-

	Ultra Class
	Year Ended January 31, 2018		November 1, 2016A to January 31, 2017
Numeric Integrated Alpha Fund	Shares	Amount	Shares(1)	AmountB
Shares sold	15,360,264	$156,192,646	5,733,727	$58,420,763
Reinvestment of dividends	150,491	1,492,879	-	-
Shares redeemed	(3,491,355)	(35,313,498)	(155,085)	(1,578,837)

Net increase in shares outstanding	12,019,400	$122,372,027	5,578,642	$56,841,926

A Commencement of operations.

B Seed capital has been received in the amounts of $4,700,000 for Institutional class and $100,000 each for the Y, Investor, and Ultra classes, respectively. As a result, the shares were issued in the amounts of 470,000 for the Institutional Class and 10,000 for each remaining class, respectively.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,			October 1, 2015A to January 31,

	2018		2017	2016

Net asset value, beginning of period	$10.66		$9.79	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.16	)F	(0.14)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	1.65		1.22	(0.19)

Total income (loss) from investment operations	1.49		1.08	(0.21)

Less distributions:
Dividends from net investment income	(0.06)		-	-
Distributions from net realized gains	(0.83)		(0.21)	-

Total distributions	(0.89)		(0.21)	-

Net asset value, end of period	$11.26		$10.66	$9.79

Total returnB	14.29%		11.06%	(2.10	)%C

Ratios and supplemental data:
Net assets, end of period	$18,701,925		$16,119,517	$15,098,172
Ratios to average net assets:
Expenses, before reimbursements	5.67%		6.13%	11.84	%D
Expenses, net of reimbursementsE	4.14%		4.41%	3.95	%D
Net investment (loss), before expense reimbursements	(3.30)%		(3.10)%	(10.23	)%D
Net investment (loss), net of reimbursements	(1.77)%		(1.37)%	(2.34	)%D
Portfolio turnover rate	186%		250%	77	%C

	Y Class
	Year Ended January 31,			October 1, 2015A to January 31,

	2018		2017	2016

Net asset value, beginning of period	$10.65		$9.79	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.15	)F	(0.10)	(0.01)
Net gains (losses) on investments (both realized and unrealized)	1.62		1.17	(0.20)

Total income (loss) from investment operations	1.47		1.07	(0.21)

Less distributions:
Dividends from net investment income	(0.06)		-	-
Distributions from net realized gains	(0.83)		(0.21)	-

Total distributions	(0.89)		(0.21)	-

Net asset value, end of period	$11.23		$10.65	$9.79

Total returnB	14.11%		10.96%	(2.10	)%C

Ratios and supplemental data:
Net assets, end of period	$416,381		$279,480	$166,300
Ratios to average net assets:
Expenses, before reimbursements	5.75%		6.58%	14.92	%D
Expenses, net of reimbursementsE	4.27%		4.49%	4.03	%D
Net investment (loss), before expense reimbursements	(3.36)%		(3.57)%	(13.32	)%D
Net investment (loss), net of reimbursements	(1.88)%		(1.48)%	(2.43	)%D
Portfolio turnover rate	186%		250%	77	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividend from securities sold short. The expenses, net of reimbursements ratios excluding non-operating expenses are 2.10% and 2.20% for the Institutional and Y Classes, respectively, for the years(s) disclosed above.
F	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.18) and $(0.17) for Institutional Class and Y Class, respectively.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,			October 1, 2015A to January 31,

	2018		2017	2016

Net asset value, beginning of period	$10.60		$9.78	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.02	)F	(0.21)	(0.01)
Net gains (losses) on investments (both realized and unrealized)	1.46		1.24	(0.21)

Total income (loss) from investment operations	1.44		1.03	(0.22)

Less distributions:
Dividends from net investment income	(0.06)		-	-
Distributions from net realized gains	(0.83)		(0.21)	-

Total distributions	(0.89)		(0.21)	-

Net asset value, end of period	$11.15		$10.60	$9.78

Total returnB	13.89%		10.56%	(2.20	)%C

Ratios and supplemental data:
Net assets, end of period	$881,290		$362,643	$477,097
Ratios to average net assets:
Expenses, before reimbursements	6.04%		6.89%	15.21	%D
Expenses, net of reimbursementsE	4.51%		4.82%	4.37	%D
Net investment (loss), before expense reimbursements	(3.66)%		(3.80)%	(13.54	)%D
Net investment (loss), net of reimbursements	(2.13)%		(1.73)%	(2.69	)%D
Portfolio turnover rate	186%		250%	77	%C

	A Class
	Year Ended January 31,			October 1, 2015A to January 31,

	2018		2017	2016

Net asset value, beginning of period	$10.60		$9.78	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.20	)F	(0.23)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	1.64		1.26	(0.20)

Total income (loss) from investment operations	1.44		1.03	(0.22)

Less distributions:
Dividends from net investment income	(0.06)		-	-
Distributions from net realized gains	(0.83)		(0.21)	-

Total distributions	(0.89)		(0.21)	-

Net asset value, end of period	$11.15		$10.60	$9.78

Total returnB	13.89%		10.56%	(2.20	)%C

Ratios and supplemental data:
Net assets, end of period	$211,579		$185,823	$252,710
Ratios to average net assets:
Expenses, before reimbursements	6.06%		6.96%	14.66	%D
Expenses, net of reimbursementsE	4.54%		4.88%	4.36	%D
Net investment (loss), before expense reimbursements	(3.69)%		(3.89)%	(13.03	)%D
Net investment (loss), net of reimbursements	(2.17)%		(1.80)%	(2.74	)%D
Portfolio turnover rate	186%		250%	77	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividend from securities sold short. The expenses, net of reimbursements ratios excluding non-operating expenses are 2.48% and 2.50% for the Investor and A Classes, respectively, for the years(s) disclosed above.
F	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.03) and $(0.22) for Investor Class and A Class, respectively.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,			October 1, 2015A to January 31,

	2018		2017	2016

Net asset value, beginning of period	$10.49		$9.76	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.43	)F	(0.22)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	1.77		1.16	(0.19)

Total income (loss) from investment operations	1.34		0.94	(0.24)

Less distributions:
Dividends from net investment income	(0.06)		-	-
Distributions from net realized gains	(0.83)		(0.21)	-

Total distributions	(0.89)		(0.21)	-

Net asset value, end of period	$10.94		$10.49	$9.76

Total returnB	13.07%		9.66%	(2.40	)%C

Ratios and supplemental data:
Net assets, end of period	$181,475		$219,289	$146,348
Ratios to average net assets:
Expenses, before reimbursements	6.80%		7.62%	16.08	%D
Expenses, net of reimbursementsE	5.31%		5.53%	5.10	%D
Net investment (loss), before expense reimbursements	(4.40)%		(4.61)%	(14.48	)%D
Net investment (loss), net of reimbursements	(2.91)%		(2.52)%	(3.49	)%D
Portfolio turnover rate	186%		250%	77	%C

	Ultra
	November 14, 2017A to January 31,
	2018

Net asset value, beginning of period	$11.30

Income (loss) from investment operations:
Net investment (loss)	(0.02	)F
Net gains on investments (both realized and unrealized)	0.88

Total income (loss) from investment operations	0.86

Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(0.83)

Total distributions	(0.89)

Net asset value, end of period	$11.27

Total returnB	7.90	%C

Ratios and supplemental data:
Net assets, end of period	$107,867
Ratios to average net assets:
Expenses, before reimbursements	7.68	%D
Expenses, net of reimbursementsE	3.21	%D
Net investment (loss), before expense reimbursements	(5.43	)%D
Net investment (loss), net of reimbursements	(0.96	)%D
Portfolio turnover rate	186	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividend from securities sold short. The expenses, net of reimbursements ratio excluding non-operating expenses are 3.25% and 1.99% for the C and Ultra Classes, respectively, for the year(s) disclosed above.
F	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.45) and $(0.04) for C Class and Ultra Class, respectively.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,	November 1, 2016A to January 31,
	2018	2017

Net asset value, beginning of period	$10.28	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.23)	(4.25)
Net gains on investments (both realized and unrealized)	0.13	4.53

Total income (loss) from investment operations	(0.10)	0.28

Less distributions:
Dividends from net investment income	-	-
Distributions from net realized gains	(0.16)	-

Total distributions	(0.16)	-

Net asset value, end of period	$10.02	$10.28

Total returnB	(0.96)%	2.80	%C

Ratios and supplemental data:
Net assets, end of period	$122,715	$123,935
Ratios to average net assets:
Expenses, before reimbursements	4.82%	6.48	%D
Expenses, net of reimbursementsE	4.80%	4.56	%D
Net investment (loss), before expense reimbursements	(3.02)%	(4.74	)%D
Net investment (loss), net of reimbursements	(3.00)%	(2.82	)%D
Portfolio turnover rate	329%	114	%C

	Y Class
	Year Ended January 31,	November 1, 2016A to January 31,
	2018	2017

Net asset value, beginning of period	$10.26	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.31)	(0.08)
Net gains on investments (both realized and unrealized)	0.23	0.34

Total income (loss) from investment operations	(0.08)	0.26

Less distributions:
Dividends from net investment income	(0.01)	-
Distributions from net realized gains	(0.16)	-

Total distributions	(0.17)	-

Net asset value, end of period	$10.01	$10.26

Total returnB	(0.79)%	2.60	%C

Ratios and supplemental data:
Net assets, end of period	$101,793	$102,596
Ratios to average net assets:
Expenses, before reimbursements	4.92%	12.24	%D
Expenses, net of reimbursementsE	4.90%	4.62	%D
Net investment (loss), before expense reimbursements	(3.12)%	(10.64	)%D
Net investment (loss), net of reimbursements	(3.10)%	(3.02	)%D
Portfolio turnover rate	329%	114	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividend from securities sold short. The expenses, net of reimbursements ratios excluding non-operating expenses are 1.95% and 2.05% for the Institutional and Y Classes, respectively, for the year(s) disclosed above.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,	November 1, 2016A to January 31,
	2018	2017

Net asset value, beginning of period	$10.25	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.34)	(0.08)
Net gains on investments (both realized and unrealized)	0.23	0.33

Total income (loss) from investment operations	(0.11)	0.25

Less distributions:
Dividends from net investment income	-	-
Distributions from net realized gains	(0.16)	-

Total distributions	(0.16)	-

Net asset value, end of period	$9.98	$10.25

Total returnB	(1.06)%	2.50	%C

Ratios and supplemental data:
Net assets, end of period	$101,438	$102,524
Ratios to average net assets:
Expenses, before reimbursements	6.26%	13.71	%D
Expenses, net of reimbursementsE	5.18%	4.90	%D
Net investment (loss), before expense reimbursements	(4.46)%	(12.11	)%D
Net investment (loss), net of reimbursements	(3.38)%	(3.30	)%D
Portfolio turnover rate	329%	114	%C

	Ultra
	Year Ended January 31,	November 1, 2016A to January 31,
	2018	2017

Net asset value, beginning of period	$10.27	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.20)	(0.05)
Net gains on investments (both realized and unrealized)	0.14	0.32

Total income (loss) from investment operations	(0.06)	0.27

Less distributions:
Dividends from net investment income	(0.03)	-
Distributions from net realized gains	(0.16)	-

Total distributions	(0.19)	-

Net asset value, end of period	$10.02	$10.27

Total returnB	(0.57)%	2.70	%C

Ratios and supplemental data:
Net assets, end of period	$176,414,475	$57,379,342
Ratios to average net assets:
Expenses, before reimbursements	4.90%	6.74	%D
Expenses, net of reimbursementsE	4.70%	4.87	%D
Net investment income (loss), before expense reimbursements	(3.04)%	(5.04	)%D
Net investment (loss), net of reimbursements	(2.84)%	(3.17	)%D
Portfolio turnover rate	329%	114	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividend from securities sold short. The expenses, net of reimbursements ratios excluding non-operating expenses are 2.33% and 1.85% for the Investor and Ultra Classes, respectively, for the year(s) disclosed above.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

January 31, 2018 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Grosvenor	22.34%
Numeric Integrated	25.68%

Qualified Dividend Income:

Grosvenor	29.88%
Numeric Integrated	28.13%

Long-Term Capital Gain Distributions:

Grosvenor	$660,943
Numeric Integrated	1,070,785

Short-Term Capital Gain Distributions:

Grosvenor	$714,210
Numeric Integrated	1,896,772

Shareholders received notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approval Related to American Beacon Grosvenor Long/Short Fund

At its August 22-23, 2017 meetings, the Board of Trustees (“Board”) considered the approval of a new investment advisory agreement among American Beacon Advisors, Inc. (“Manager”), Electron Capital Partners, LLC. (“Electron”) and Grosvenor Capital Management, L.P. (“Grosvenor”), with respect to the American Beacon Grosvenor Long/Short Fund (“Grosvenor Fund”), a series of the Trust (the “Electron Agreement”).

Prior to the Board meeting, the Board reviewed information provided by Electron in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Electron Agreement, and the Investment Committee of the Board met with representatives of Electron. Also in attendance at that Investment Committee meeting were representatives of the Manager and Grosvenor, the lead subadviser to the Grosvenor Fund, who explained the basis for Grosvenor’s recommendation of Electron.

Provided below is an overview of the primary factors the Board considered when it approved the Electron Agreement. The Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of certain accounts managed by Electron; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by Electron with other clients; and (6) any other benefits anticipated to be derived by Electron from its relationship with the Grosvenor Fund. In addition, the Board considered that Electron would be compensated for its services exclusively by Grosvenor from its fixed rate advisory fee, and not by the Grosvenor Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Electron Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Electron Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Electron Agreement were reasonable and fair and that the approval of the Electron Agreement was in the best interests of the Grosvenor Fund.

Additional Considerations With Respect to the Approval of the Electron Agreement

Nature, extent and quality of the services to be provided by Electron. The Board considered information regarding Electron’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Electron Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Electron’s allocation of the Grosvenor Fund. The Board also considered Electron’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that Grosvenor had recommended Electron, and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered Electron’s representations regarding its financial condition and that its current staffing levels were adequate to service the Grosvenor Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Electron were appropriate for the Grosvenor Fund in light of its investment objective, and, thus, supported a decision to approve the Electron Agreement.

Performance of Electron. The Board evaluated the information provided by Electron regarding the performance of a hedge fund managed by Electron (the “Hedge Fund”) relative to the performance of the MSCI World Utilities Index and the S&P 500 Index. The Board considered Electron’s representation that, for various periods ended June 30, 2017, the Hedge Fund’s performance relative to these benchmarks generally was favorable. The Board also considered Electron’s representation that the Grosvenor Fund’s strategy would not be identical to that of the Hedge Fund and that Electron does not currently manage any other accounts in a strategy that is similar to that of the Grosvenor Fund. Based on the foregoing information, the Board concluded that the historical investment performance record of Electron supported approval of the Electron Agreement.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Comparisons of the amounts to be paid under the Electron Agreement with those under contracts between Electron and its other clients. In evaluating the Electron Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Electron on behalf of the Grosvenor Fund. The Board considered Electron’s representation that it does not provide comparable services to its other clients. The Board also considered Electron’s representation that the investment advisory fee rate proposed for the Grosvenor Fund is lower than the standard fee for the Hedge Fund and the fee rate charged by Electron to any other fee-based account. After evaluating this information, the Board concluded that the advisory fee rate under the Electron Agreement was reasonable in light of the services to be provided to the Grosvenor Fund.

Costs of the services to be provided and profits to be realized by Electron and its affiliates from its relationship with the Grosvenor Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Electron from its relationship with the Grosvenor Fund, noting instead the arm’s-length nature of the relationship between the Manager, Electron and Grosvenor with respect to the negotiation of the advisory fee rate on behalf of the Grosvenor Fund.

Economies of Scale. The Board considered Electron’s representation that potential future economies of scale were reflected in the proposed investment advisory fee rate under the Electron Agreement.

Benefits to be derived by Electron from the relationship with the Grosvenor Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Electron as a result of its relationship with the Grosvenor Fund, including Electron’s representation that it may receive soft dollar benefits in connection with Grosvenor Fund transactions. Based on the foregoing information, the Board concluded that the potential benefits accruing to Electron by virtue of its relationship with the Grosvenor Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Grosvenor or Electron, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the Electron Agreement is in the best interests of the Grosvenor Fund and approved the Electron Agreement.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-five funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (57)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Douglas A. Lindgren*** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

American Beacon FundsSM

Privacy Policy

January 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Grosvenor Long/Short Fund and American Beacon Numeric Integrated Alpha Fund are service marks of American Beacon Advisors, Inc.

AR 1/18

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 24, 2017 to disclose the addition of the Institutional Funds Trust, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$295,750	1/31/2017
$326,959	1/31/2018

(b)
Audit-Related Fees	Fiscal Year Ended
$0	1/31/2017
$0	1/31/2018

(c)
Tax Fees	Fiscal Year Ended
$132,995	1/31/2017
$127,409	1/31/2018

(d)
All Other Fees	Fiscal Year Ended
$0	1/31/2017
$0	1/31/2018

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser		Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$132,995	$215,882	*	N/A	1/31/2017
$127,409	$110,167		N/A	1/31/2018

*    Fees are associated with Ernst & Young, LLP.

(h)    Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: April 4, 2018

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds
Date: April 4, 2018